Exhibit 10.38


                            ASSET PURCHASE AGREEMENT


                                     BETWEEN


                  THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC
                        (together with its subsidiaries)


                                       and


                               OCEAN LOGISTICS LLC


                                       and


          for the limited purposes set forth herein and as of guarantor


                          C & S WHOLESALE GROCERS, INC.


                            Dated as of June 27, 2005

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I CONVEYANCE OF THE ACQUIRED ASSETS..................................2
   Section 1.1       Acquired Assets.........................................2
ARTICLE II PURCHASE PRICE....................................................3
   Section 2.1       Purchase Price; Payment.................................3
ARTICLE III LIABILITIES......................................................4
   Section 3.1       Excluded Liabilities....................................4
   Section 3.2       Assumed Liabilities.....................................4
   Section 3.3       Sale of Assets Under Section 4204 of ERISA..............5
   Section 3.4       Baltimore Drivers.......................................7
ARTICLE IV REPRESENTATIONS AND WARRANTIES....................................7
   Section 4.1       Representations and Warranties of Seller................7
   Section 4.2       Representations and Warranties of Purchaser............12
ARTICLE V EMPLOYEE MATTERS..................................................14
   Section 5.1       Responsibility for Employees...........................14
   Section 5.2       Offers of Employment...................................14
   Section 5.3       Freshtown and Edison...................................14
ARTICLE VI CONDITIONS TO CLOSING............................................15
   Section 6.1       Conditions to Obligations of Purchaser.................15
   Section 6.2       Conditions to Obligations of Seller....................16
ARTICLE VII CLOSING.........................................................16
   Section 7.1       The Closing............................................16
   Section 7.2       Seller's Obligations...................................17
   Section 7.3       Purchaser's Obligations................................18
ARTICLE VIII CERTAIN ADDITIONAL COVENANTS...................................19
   Section 8.1       Further Assurances.....................................19
   Section 8.2       Reasonable Access......................................19
   Section 8.3       Inventory..............................................20
   Section 8.4       Non-Acquired Facilities Inventory......................20
   Section 8.5       Inventory Repurchase...................................21
   Section 8.6       Inventory Actual Cost Payment..........................21
   Section 8.7       Injunctions/Orders.....................................21
   Section 8.8       Conveyance Taxes.......................................21
   Section 8.9       Apportionments and Prepaid Expenses....................22
   Section 8.10      Allocation of Purchase Price...........................23
   Section 8.11      Obtaining Permits......................................23
   Section 8.12      Waivers................................................24
   Section 8.13      Non-Disturbance Agreements.............................24
   Section 8.14      Insurance..............................................24
   Section 8.15      Transition Fee.........................................25
   Section 8.16      Fair Market Price......................................25
   Section 8.17      IT Services............................................26
   Section 8.18      Exhibits...............................................26
   Section 8.19      Repairs................................................26

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

ARTICLE IX INDEMNIFICATION..................................................26
   Section 9.1       Survival...............................................26
   Section 9.2       Indemnification Provisions for Benefit of Purchaser....26
   Section 9.3       Indemnification Provisions for Benefit of Seller.......28
   Section 9.4       Procedures Relating to Indemnification.................29
   Section 9.5       Time Limitations.......................................29
   Section 9.6       General Indemnification Provisions.....................29
ARTICLE X TERMINATION.......................................................30
   Section 10.1      Termination............................................30
   Section 10.2      Effect of Termination..................................32
ARTICLE XI OPERATIONS PENDING CLOSING.......................................32
   Section 11.1      Pending Operations.....................................32
ARTICLE XII DEFINITIONS.....................................................33
   Section 12.1      Certain Defined Terms..................................33
ARTICLE XIII MISCELLANEOUS..................................................38
   Section 13.1      Entire Agreement.......................................38
   Section 13.2      Expenses...............................................38
   Section 13.3      No Recording of Agreement..............................39
   Section 13.4      No Brokers.............................................39
   Section 13.5      Amendments.............................................39
   Section 13.6      Notices................................................39
   Section 13.7      Binding Effect; C&S Guaranty...........................40
   Section 13.8      Counterparts; Facsimile Signature......................41
   Section 13.9      No Third-Party Beneficiaries...........................41
   Section 13.10      Severability..........................................41
   Section 13.11      Headings..............................................41
   Section 13.12      Bulk Sales Indemnity..................................41
   Section 13.13      Public Announcement...................................41
   Section 13.14      Governing Law.........................................42
   Section 13.15      Dispute Resolution....................................42

                                    EXHIBITS

Exhibit A List of Equipment Assets [CONFIDENTIAL]

Exhibit A-1 Equipment Assets and Value [CONFIDENTIAL]

Exhibit A-2 Tractors and Trailers [CONFIDENTIAL]

Exhibits B-1 and B-2 Assumed Contracts with corresponding amount of fixed
                     Assumed Liabilities [CONFIDENTIAL]

Exhibit B-3 Material Assumed Contracts [CONFIDENTIAL]

Exhibit C Legal Description of the Dunmore Owned Facility

Exhibit C-1, C-2 and
        C-3  Legal Descriptions of the Leased Facilities

Exhibit C-4 Legal Description of the New Orleans Owned Facility

Exhibit C-5 Legal Description of the Baltimore Owned Facility

Exhibit D Form of Assignment

Exhibit E New Orleans Sublease

Exhibit F Leased Equipment

Exhibit G-1, G-2 and
        G-3 Special Warranty Deeds for the Dunmore Owned, New Orleans and Baltimore Owned Facilities

Exhibit H Permits and Licenses

Exhibit I Supply Agreement [FILED SEPARATELY]

Exhibit J Lease Documents

                                    SCHEDULES

Schedule 1.1             Excluded Assets
Schedule 4.1(e)(vi)      Written Notice of Non-Compliance
Schedule 4.1(e)(vii)     Written Notice of Repairs
Schedule 4.1(h)          Necessary Repairs
Schedule 4.1(j)          Litigation
Schedule 4.1(l)          Consents, Approvals, etc. [CONFIDENTIAL]
Schedule 4.1(n)          Violations [CONFIDENTIAL]
Schedule 4.1(o)          Environmental Issues [CONFIDENTIAL]
Schedule 4.1(p)(i)(A)    Affected Employees (with department, hiring date
                         and salary) [CONFIDENTIAL]
Schedule 4.1(p)(i)(B)    Employment agreements, severance agreements and
                         severance plans with respect to Affected Employees
Schedule 4.1(p)(ii)      Multiemployer Pension Plan List [CONFIDENTIAL]
Schedule 4.1(p)(iii)     Contributions made to each Multiemployer Pension Plan
                         for the most recent 5 plan years
Schedule 5.1             Affected Employee Accrued Liabilities [CONFIDENTIAL]
Schedule 8.3             Inventory Procedure [CONFIDENTIAL]
Schedule 8.8             Conveyance Taxes
Schedule 8.17            IT Services
Schedule 12.1(g)         Assumed Collective Bargaining Agreements

                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT, dated as of June 27, 2005 (this "Agreement"), is made by and between The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation ("A&P"), together with any of its subsidiaries holding title or interest in the Acquired Assets (as defined below) or otherwise necessary in order to effectuate the transactions contemplated herein (collectively, "Seller"), and Ocean Logistics LLC, a Delaware limited liability company ("Purchaser" and, together with Seller, the "Parties" and each individually a "Party"), and C&S Wholesale Grocers, Inc. ("C&S"), a Vermont corporation, for the limited purposes as stated in this Agreement, and for all purposes as guarantor of Purchaser.

                               W I T N E S S E T H

     WHEREAS, Seller has decided to exit the distribution business in the United States;

     WHEREAS, Purchaser desires to purchase certain of Seller's distribution assets and take over the distribution of merchandise to many of Seller's grocery stores;

     WHEREAS, at or prior to the applicable Closing herewith, the Parties and C&S will enter into various agreements contemplated herein including but not limited to the following agreements (the "Related Agreements"): (i) a supply agreement, whereby C&S will supply Seller with all of its requirements of groceries, perishables, frozen food and other merchandise in the product categories carried by C&S (the "Supply Agreement"), all as set forth on Exhibit I; (ii) an assignment of lease in the form of Exhibit D for the facility located in Islip, New York, which is leased by Seller, as more fully described on Exhibit C-1 attached hereto (the "Islip Leased Facility"); (iii) an assignment of lease in the form of Exhibit D for the facility located in Baltimore, Maryland, which is leased by Seller, as more fully described on Exhibit C-2 attached hereto (the "Baltimore Leased Facility"); (iv) a sublease in the form of Exhibit E for the facility located in New Orleans, Louisiana, which is leased by Seller, as more fully described on Exhibit C-3 attached hereto (the "New Orleans Leased Facility"); (vi) a special warranty deed in the form of Exhibit G-1 for the facility at Dunmore, Pennsylvania, which is owned by Seller, as more fully described on Exhibit C, attached hereto (the "Dunmore Owned Facility");
(vii) a special warranty deed in the form of Exhibit G-2 for the facility at New Orleans, Louisiana, which is owned by Seller, as more fully described on Exhibit C-4, attached hereto (the "New Orleans Owned Facility") and (viii) a special warranty deed in the form of Exhibit G-3 for the facility at Baltimore, Maryland, which is owned by Seller, as more fully described on Exhibit C-5, attached hereto (the "Baltimore Owned Facility"), all as more fully set forth in
Section 1.1 below. The Islip Leased Facility, Baltimore Leased Facility, New Orleans Leased Facility, Dunmore Owned Facility, New Orleans Owned Facility and Baltimore Owned Facility are collectively referred to herein as the "Acquired Facilities."

     NOW, THEREFORE, in consideration of the promises, warranties, and covenants contained in this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

                                   ARTICLE I
                        CONVEYANCE OF THE ACQUIRED ASSETS

     Section 1.1 Acquired Assets. Upon the terms and subject to the conditions of this Agreement, at the applicable Closing (as set forth in Article VII), Seller shall sell, transfer, assign, convey, and deliver to Purchaser or its designee, and Purchaser or its designee shall purchase, accept, and acquire from Seller, free and clear of any and all Liens, all of the right, title and interest of Seller, as applicable, in and to the following assets (collectively, and including the Acquired Facilities, the "Acquired Assets"), except for the assets listed on Schedule 1.1 hereto (the "Excluded Assets"):

     (a) Readily Saleable Merchandise existing at the Acquired Facilities on the applicable Closing Date after Seller has reduced the inventory level to a level as low as reasonably practicable while maintaining adequate service levels (collectively, the "Transferred Inventory");

     (b) All of Seller's rights and benefits under the Assumed Contracts and the Assumed Collective Bargaining Agreements;

     (c) (i) All owned machinery, equipment (including, without limitation, all computers located in or at the Acquired Facilities but not licensed computer software that is non-transferable), computer software, computer hardware, office materials, tools, pallets, spare parts, rolling stock, supplies and all other tangible personal property located in and at the Acquired Facilities or otherwise listed on the attached Exhibit A, and the leasehold improvements currently in, on, or attached to the Acquired Facilities including, without limitation, the racks at or attached to each of the Acquired Facilities, and all warranties related to the assets, and (ii) any transportation equipment (tractors, trailers or yard horses) or Material Handling Equipment selected by Purchaser in its sole discretion, in or at the Edison Facility or the Freshtown Facility, specifically set forth on Exhibit A (collectively, the "Equipment Assets"). The Equipment Assets shall also include the leased tractors and trailers set forth on Exhibit A-2 which Seller will purchase. Purchaser shall pay the fair market value for such tractors and trailers as agreed to by the Parties. If the Parties cannot agree on a price for the tractors and trailers listed on Exhibit A-2, the Parties shall appoint a transportation expert to assign a fair market value. A list of the Equipment Assets is attached hereto as Exhibit A;

     (d) All of Seller's right, title and interest in and to the Dunmore Owned
Facility: (i) more particularly described in Exhibit C hereto located in Dunmore, Pennsylvania, including all structures and improvements thereon, all easements, rights-of-way, privileges, zoning and development rights and other rights and benefits, if any, which are appurtenant to such real property, and all right, title and interest of Seller in and to any gaps, strips or gores adjoining or adjacent to such real property and in and to any land lying in the bed of any street, road or avenue, open or proposed, in front of or adjoining such real property;

     (e) All of Seller's right, title and interest in and to the New Orleans Owned Facility more particularly described in Exhibit C-4 hereto located in New Orleans, Louisiana, including all structures and improvements thereon, all easements, rights-of-way, privileges, zoning and development rights and other rights and benefits, if any, which are appurtenant to such real property, and all right, title and interest of Seller in and to any gaps, strips or gores adjoining or adjacent to such real property and in and to any land lying in the bed of any street, road or avenue, open or proposed, in front of or adjoining such real property;

     (f) All of Seller's right, title and interest in and to the Baltimore Owned Facility more particularly described in Exhibit C-5 hereto located in Baltimore, Maryland, including all structures and improvements thereon, all easements, rights-of-way, privileges, zoning and development rights and other rights and benefits, if any, which are appurtenant to such real property, and all right, title and interest of Seller in and to any gaps, strips or gores adjoining or adjacent to such real property and in and to any land lying in the bed of any street, road or avenue, open or proposed, in front of or adjoining such real property;

     (g) All Seller's right, title and interest as tenant in and to the Islip Facility Lease pursuant to an assignment and assumption in the form attached hereto as Exhibit D (the "Islip Facility Lease Assignment"); and

     (h) All Seller's right, title and interest as tenant in and to the Baltimore Facility Lease pursuant to an assignment and assumption in the form attached hereto as Exhibit D (the "Baltimore Facility Lease Assignment").

     (i) Sublease. Upon the terms and subject to the conditions of this Agreement, at the applicable Closing (as set forth in Section VII), Seller shall execute and deliver to Purchaser or its designee, and Purchaser or its designee shall execute and deliver to Seller, the following sublease (the "New Orleans Sublease") for a term through December 30, 2007, with one (1) five (5) year option: a sublease of the New Orleans Leased Facility in the form attached hereto as Exhibit E.

                                   ARTICLE II
                                 PURCHASE PRICE

     Section 2.1 Purchase Price; Payment.

     The aggregate purchase price for the Acquired Assets (the "Purchase Price") shall be the amount of:

     (a) The aggregate amount of Seller's Actual Cost for the Transferred Inventory as of the Procurement Conversion Dates and the Non-Acquired Facilities Inventory (as defined herein) as calculated in accordance with Sections 8.3 and 8.4; plus

     (b) the amounts set forth on Exhibit A-1 with respect to the Equipment Assets being transferred at the applicable Closing. The purchase price for the Equipment Assets will be depreciated through the applicable Procurement Conversion Dates; plus

     (c) (1) of the Fair Market Price of the Dunmore Owned Facility and the New Orleans Owned Facility, and * of the Fair Market Price of the Baltimore Owned Facility as more fully described in Section 8.16.

                                   ARTICLE III
                                   LIABILITIES

     Section 3.1 Excluded Liabilities. Purchaser will not assume any liabilities or obligations arising out of or in connection with or otherwise related to the Acquired Assets existing on the date of the applicable Closing or date of transfer of title in the case of a Delayed Closing (as defined herein), or arising after such Closing on such Acquired Asset or date of transfer of title in the case of a Delayed Closing in connection with or as a result of the ownership of any Acquired Assets by Seller prior to the applicable Closing or Delayed Closing, as applicable (whether absolute, accrued, contingent, known or unknown or otherwise, and whether filed or asserted prior to or after the applicable Closing Date or Delayed Closing, as applicable) (the "Excluded Liabilities"), including, without limitation, any liabilities or obligations with respect to employee matters, any Workers' Compensation, disability benefit and medical benefit claims (including loss development and costs associated with claims incurred prior to the applicable Closing), products liability, environmental matters, litigation with respect to the Acquired Assets, vendor paybacks, or any other liabilities, including, without limitation, any liability attributable to or incurred by Seller arising from, or relating to, any collective bargaining agreement, bonus, incentive, deferred compensation, insurance, severance, termination, retention, change of control, employment, stock option, stock appreciation, stock purchase, phantom stock or other equity-based, performance, vacation, accrued but unpaid benefits, retiree benefit plan, program, agreement or arrangement (except to the extent paid for by Seller under Section 5.1) (including, without limitation, any "employee benefit plan" as defined in ERISA Section 3(3), sponsored, maintained, contributed to or required to be contributed to by Seller or any trade or business which together with Seller would be deemed a "single employer" within the meaning of Section 4001 of ERISA (each, an "ERISA Affiliate"), for the benefit of any current or former employee of Seller or any of their Affiliates.) The Excluded Liabilities shall also include any liabilities or obligations of Seller pursuant to the New Orleans Facility Lease, except as expressly set forth in the New Orleans Sublease and any liabilities arising pursuant to contracts that are not Assumed Contracts or that are Assumed Contracts that Seller cannot assign to Purchaser. The Excluded Liabilities shall remain the liability of Seller. If any liability is asserted with respect to any employee matter relating to acts or omissions occurring both before and after the date of the applicable Closing, the Seller and Purchaser agree to meet in good faith to apportion such liability between themselves based on the particular Party's responsibility for the alleged acts or omissions.

     Section 3.2 Assumed Liabilities. Subject to the assignment of the Assumed Contracts, the Assumed Collective Bargaining Agreements and the execution of the Islip Facility

----------

* *Material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24-b2.

Lease Assignment and the Baltimore Facility Lease Assignment, and the New Orleans Sublease, effective at the applicable Closing on any Acquired Asset or the Delayed Closing, as applicable, Purchaser will assume all of Seller's obligations arising on or after the applicable Closing Date or the Delayed Closing, as applicable, under the Assumed Contracts listed on Exhibit B-1 and the Assumed Collective Bargaining Agreements (subject to Seller's obligation to pay accrued vacation and any and all other accrued paid time off, pursuant to
Section 5.1) (the "Assumed Liabilities"). Purchaser shall also be liable for any and all obligations pursuant to the Islip Facility Lease, the Baltimore Facility Lease, the New Orleans Owned Facility, the Baltimore Owned Facility and the Dunmore Owned Facility arising on or after the applicable Closing Date (except as set forth herein) or for any obligations Purchaser undertakes pursuant to the New Orleans Sublease and all such obligations shall be a part of the Assumed Liabilities.

     Section 3.3 Sale of Assets Under Section 4204 of ERISA.

     (a) General. With respect to the Acquired Facilities except the Baltimore Leased Facility and the Baltimore Owned Facility, Seller employs employees who are members of collective bargaining units represented by certain unions and participating in those Multiemployer Pension Plans (the "Multiemployer Pension Plans") identified on Schedule 4.1(p)(ii) and, with respect to the members of such collective bargaining units, has an obligation to contribute to the Multiemployer Pension Plans. Seller and Purchaser intend by the provisions that follow to comply with and utilize the sale of assets rule of section 4204 of the Employee Retirement Income Security Act of 1974, as amended by the Multiemployer Pension Plan Amendments Act of 1980 ("ERISA").

     (b) Nature of Transaction. The sale reflected in this Agreement is a bona fide, arm's length sale of assets. Purchaser is unrelated to Seller within the meaning of section 4204 of ERISA.

     (c) Contribution Base Units. From and after the applicable Closing Date, Purchaser agrees that it shall have an obligation to contribute to the Multiemployer Pension Plans with respect to the Acquired Facilities excluding the Baltimore Leased Facility and the Baltimore Owned Facility for substantially the same number of contribution base units as Seller had immediately prior to the sale. Purchaser agrees that the determination of the number of contribution base units and the duration of the obligation to maintain such contribution base units necessary to satisfy section 4204 shall be made in accordance with section 4204 of ERISA and such rules as the respective Multiemployer Pension Plans may have adopted, or may adopt, except to the extent that Purchaser defeats the application of such rules by waiver or challenge.

     (d) During the period commencing on the first day of the first plan year beginning after the applicable Closing Date and ending on the expiration of the fifth such plan year (the "Contribution Period"), Purchaser shall provide to each Multiemployer Pension Plan either a bond, letter of credit or an escrow in an amount and manner meeting the requirements of section 4204 of ERISA. Notwithstanding anything contained in this Section 3.3(d) to the contrary, Purchaser shall not be obligated to provide any bond, letter of credit or escrow required herein in the event and to the extent Purchaser obtains from the Pension Benefit Guaranty Corporation (the "PBGC") or the respective Multiemployer Pension Plan a proper variance or exemption under section 4204(c) of ERISA and the applicable regulations thereunder, provided any and all re-quirements of such variance or exemption are met. Seller agrees to cooperate with Purchaser in connection with any application for such a variance or exemption made by Purchaser to the PBGC and/or to the Multiemployer Pension Plans. The cost of any bond, letter of credit or escrow provided under this
Section 3.3(d) shall be paid by Seller.

     (e) From and after the first day of employment as provided in Section 5.2 hereof, until final determination, Seller authorizes Purchaser to initiate arbitration, litigation or to do any other act which Purchaser deems, in its discretion, appropriate in order to reduce or eliminate any withdrawal liability or any escrow or bonding requirement imposed by any of the Multiemployer Pension Plans which Purchaser is required to satisfy under the terms of this Section
3.3. Seller agrees to reasonably assist Purchaser, at the sole cost and expense of Purchaser, in any proceedings commenced in accordance with this Section 3.3(e).

     (f) Attribution of Contribution History to Purchaser. Purchaser acknowledges that any withdrawal liability of Purchaser to the Multiemployer Pension Plan shall be determined as if Purchaser had been required to contribute to the Multiemployer Pension Plan in the year in which the applicable Closing Date occurs and the four preceding plan years the amount that Seller was required to contribute with respect to the Acquired Facilities excluding the Baltimore Leased Facility and the Baltimore Owned Facility for such five plan years.

     (g) If Purchaser Withdraws Within Five Years. If Purchaser withdraws from the Multiemployer Pension Plan in a complete withdrawal, or in a partial withdrawal with respect to the Acquired Facilities excluding the Baltimore Leased Facility or the Baltimore Owned Facility, during the first five plan years beginning with the first plan year beginning after the applicable Closing Date, then:

          (i) Purchaser agrees that Purchaser shall pay the Multiemployer Pension Plan any and all withdrawal liability on account of such withdrawal when due;

          (ii) if Purchaser fails or refuses to pay the Multiemployer Pension Plan any part of its withdrawal liability on account of such withdrawal when due, Seller shall have the right (but no obligation) to make such payment on behalf of Purchaser; and

          (iii) Seller agrees that, if Purchaser's withdrawal liability to the Multiemployer Pension Plan (if any) is not paid, then Seller shall be secondarily liable to the Multiemployer Pension Plan for any withdrawal liability that Seller would have had to the Multiemployer Pension Plan with respect to the Acquired Facilities except the Baltimore Leased Facility and the Baltimore Owned Facility but for section 4204 of ERISA.

     (h) If Seller is Liquidated Within Five Years. If all or substantially all of Seller's assets are distributed, or if Seller is liquidated, during the first five plan years beginning with the first plan year beginning after the plan year in which the applicable Closing Date occurs, then:

          (i) Seller agrees to provide a bond or amount in escrow equal to the present value of the withdrawal liability that Seller would have had as a result of this sale of assets but for section 4204 of ERISA, unless Seller timely secures a waiver of such requirement by the Pension Benefit Guaranty Corporation,

          (ii) such bond or escrow shall be paid to the Multiemployer Pension Plan if Seller becomes secondarily liable to the Multiemployer Pension Plan as described in the preceding section and fails or refuses to pay its withdrawal liability, but

          (iii) such bond shall be cancelled or escrow returned to Seller if (1) Seller becomes secondarily liable to the Multiemployer Pension Plan as described in the preceding section and pays its secondary liability to the Multiemployer Pension Plan in full or (2) such five plan years have elapsed and Seller has not become secondarily liable to the Multiemployer Pension Plan as described in the preceding section.

     (i) Indemnification. Purchaser agrees to indemnify Seller against any and all withdrawal liability, including interest, penalties and attorney's fees, that is assessed against Seller by reason of Purchaser's failure or refusal to comply with any provision of this Article, including but not limited to failure or refusal to comply with the requirements of section 4204 of ERISA set forth herein and withdrawal within five years coupled with failure or refusal to pay the withdrawal liability attendant thereto. Seller agrees to indemnify Purchaser against any and all withdrawal liability, including interest, penalties and attorney's fees, by reason of Seller's failure or refusal to comply with any provision of this Article, or if, despite the provisions of this Section 3.3, a partial or total withdrawal is triggered by Seller's ceasing to contribute to a Multiemployer Pension Plan.

     Section 3.4 Baltimore Drivers. If, at any time, any withdrawal liability is triggered with respect to the drivers in Baltimore, A&P shall pay * of any such withdrawal liability. C&S shall use its commercially reasonable efforts to enter into a new agreement with Penske and cause Penske to utilize the present Penske drivers so that no withdrawal event is triggered as a result of the transfer of the Penske services from A&P to C&S.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser as follows (in each case as of the date of this Agreement and as of the applicable Closing (that such representations and warranties are true and correct in all material respects), unless otherwise stated herein):

     (a) Organization; Standing. A&P is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland. A&P shall provide information and documentation with respect to the type of entity, state of formation and good standing of any other Seller as requested by Seller or required by the Title Company.

----------

* *Material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24-b2.

     (b) Authority; Binding Effect. Seller has the requisite corporate power and corporate authority to execute and deliver this Agreement and the Related Agreements, and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Related Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Seller, and no other corporate action or proceeding on the part of Seller is required to authorize the execution, delivery or performance of, or consummation of the transactions contemplated by, this Agreement or the Related Agreements. This Agreement and the Related Agreements have been duly executed and delivered by Seller, and are the valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.

     (c) Equipment Leases. None of the equipment leases which form a part of the Assumed Contracts itemized on Exhibit B-1 and Exhibit B-2 annexed hereto are capitalized on the books of Seller.

     (d) Title to the Acquired Assets. Seller has good title to the Transferred Inventory, Non-Acquired Facilities Inventory and Equipment Assets, free and clear of any and all Liens, except for UCCs that will be released prior to the applicable Closing.

     (e) Title to the Acquired Facilities.

          (i) (A) Seller has good, valid and insurable fee simple title to the Dunmore Owned Facility, the Baltimore Owned Facility and the New Orleans Owned Facility, free and clear of all Liens, and subject only to Permitted Encumbrances; (B) Seller owns good and valid leasehold interests in the Leases free and clear of all Liens;

          (ii) Seller is not a party to, or obligated under any option, right of first refusal or other contractual right to sell, dispose of or lease any of the Acquired Facilities or any portion thereof or interest therein to any person or entity other than Purchaser;

          (iii) except as may be provided in the documents, instruments and other items referred to in the definition of Permitted Encumbrances, there is no contract or agreement to which Seller is a party, other than the Assumed Contracts and the Leases, affecting any of the Acquired Facilities for which Purchaser will be responsible or liable after the applicable Closing, or if Purchaser would be liable, which are not terminable on thirty (30) days notice without premium or penalty;

          (iv) there are no leases or other occupancy agreements to which Seller or an Affiliate of Seller is a party, pursuant to which any persons or entities other than Seller or an Affiliate of Seller has a possessory interest in any of the Acquired Facilities;

          (v) Seller has not received any written notice of any pending, threatened or contemplated condemnation proceeding affecting any of the Acquired Facilities or any part thereof or of any sale or other disposition of any of the Acquired Facilities or any part thereof in lieu of condemnation;

          (vi) except as set forth on Schedule 4.1(e)(vi), to Seller's Knowledge, Seller has not received any written notices from any Governmental Authority stating or alleging that any Improvements have not been constructed in compliance with law or are being operated in violation of applicable law;

          (vii) except as set forth on Schedule 4.1(e)(vii), to Seller's Knowledge, no written notice has been received by Seller from any Governmental Authority requiring or advising as to the need for any repair, alteration, restoration or improvement in connection with each Acquired Facility.

          (viii) as to the Islip Leased Facility, the Baltimore Leased Facility, and the New Orleans Leased Facility:

               (1) the Islip Facility Lease, the Baltimore Facility Lease and the New Orleans Facility Lease (together, the "Leases") are enforceable and binding obligations and are in full force and effect and Seller has not received any written notice, that any default, or condition which with the passage of time would constitute a default, exists under the Leases, except such notices as to which the alleged defaults have been cured or otherwise resolved. Further, as of the execution of this Agreement, Seller has not received notice from the landlord of the New Orleans Lease that landlord is exercising its early termination right. Seller will notify Purchaser if it receives such notice at any time. To Seller's Knowledge, no notice has been given of and no default under the Leases currently exists, nor to Seller's Knowledge, does any condition which with the passage of time would constitute a default exist.

               (2) true, correct and complete copies of the Leases set forth on Exhibit J have been delivered to Purchaser by Seller and such Leases have not been amended or modified except as set forth therein;

     (f) Inventory Statements. Seller will deliver to Purchaser the Inventory List which will accurately and fairly reflect in all material respects the Actual Cost of the Transferred Inventory and the Non-Acquired Facilities Inventory.

     (g) Inventory Quality. All of the Transferred Inventory shall, as of the applicable Procurement Conversion Date and the Non-Acquired Facilities Inventory shall, as of the applicable Closing Date, be: (i) Readily Saleable Merchandise;
(ii) in conformity with warranties given by C&S to Seller under the Supply Agreement; and (iii) not subject to recall by the manufacturer or distributor or any governmental or regulatory agency and not be the subject of any notice by any such governmental or regulatory agency not to distribute such product.

     (h) Quality of Acquired Assets. The Acquired Assets are in good condition and repair (ordinary wear and tear excepted) for their continued use as they have been used, and in good condition (ordinary wear and tear excepted) for the continued conduct of the business to which they relate, except as set forth in
Schedule 4.1(h). If, in the normal course of the operation of the Business, consistent with Section 11.1 and as otherwise set forth in this Agreement, prior to the applicable Closing, certain of the Equipment Assets suffer destruction ("Damaged

Equipment"), Seller shall repair or replace any such Damaged Equipment with items of comparable quality and condition; or, provided such Damaged Equipment does not individually or in the aggregate have a material impact on the Business, Seller shall delete such Damaged Equipment from the Equipment Assets and the Purchase Price will be equitably adjusted to reflect such deletion.

     (i) Acquired Assets. The Acquired Assets and the leased equipment listed on the attached Exhibit F constitute all of the assets materially necessary for Seller's warehousing and transportation operations currently conducted at and from the Acquired Facilities (the "Business").

     (j) Litigation. There is no claim, action, suit, proceeding, investigation, or inquiry by or before any court of competent jurisdiction or governmental or regulatory agency, whether at law or in equity ("Litigation"), pending or, to Seller's Knowledge, threatened by or against Seller or any of its Affiliates with respect to, or affecting, the Acquired Assets, or which challenges or otherwise questions this Agreement, or any action taken or to be taken pursuant hereto or in connection with the purchase and sale of the Acquired Assets, and there is no judgment, order or decree of court of competent jurisdiction or governmental or regulatory agency with respect to the Acquired Assets, except as set forth on Schedule 4.1(j), and except as will not interfere with the Business operation or Purchaser's use of the Acquired Assets. Seller shall endeavor to list all of Seller's outstanding workers' compensation, slip and fall and automobile liability cases on Schedule 4.1(j), provided an inadvertent failure to list a case shall not be a default under this Agreement, subject to the following sentence. Seller shall indemnify Purchaser with respect to any Losses relating in any way to the Litigation, whether or not it is stated on Schedule 4.1(j).

     (k) Absence of Conflicting Agreements. The execution and delivery by Seller of this Agreement does not, and the performance by Seller of this Agreement and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the articles of organization or operating agreement, in each case as currently in effect, of Seller, (ii) conflict with or violate any law applicable to Seller or by or to which Seller is bound or subject or (iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or give to any person or entity any right of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a Lien on any of the Acquired Assets under, any note, bond, mortgage, indenture, contract, agreement, arrangement, commitment, lease, license, permit, franchise or other instrument or obligation to which Seller is a party or by or to which Seller is bound or subject or which relate to the Acquired Assets, except as expressly set forth herein.

     (l) No Consents Required. Except as set forth on Schedule 4.1(l), no consent, approval, waiver, license, order, authorization, governmental consent or permit of, or registration, declaration, or filing with, or notice to, any Governmental Authority or any other person or entity, is required in connection with the execution, delivery, and performance by Seller of this Agreement, or the consummation by Seller of the transactions contemplated hereby.

     (m) Absence of Liabilities. Seller has no material liabilities or obligations arising from or relating to the Acquired Assets and the business and operations conducted in connection therewith (whether absolute, accrued, fixed, contingent, liquidated, unliquidated or otherwise, and whether due or to become due), except for liabilities and obligations incurred in the ordinary course of business consistent with past practice, which ordinary course liabilities (other than Assumed Liabilities) shall be retained by Seller, and except for any mortgages or UCCs which will be released prior to the applicable Closing.

     (n) Compliance with Law. Seller is in substantial compliance with all applicable laws and regulations of federal, state and local governments (and all agencies thereof) with respect to the operations and activities of the Acquired Facilities and the Acquired Assets, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been threatened, filed or commenced against Seller alleging any such failure to comply, except as set forth on Schedule 4.1(n).

     (o) Environmental. Seller and its Affiliates have delivered to Purchaser true and correct copies of any environmental studies within its possession, relating to the Acquired Facilities and Acquired Assets. The environmental issues of which Seller has Seller's Knowledge are listed on Schedule 4.1(o). Seller's indemnity obligation shall include but not be limited to the matters set forth on Schedule 4.1(o).

     (p) Labor Matters.

          (i) (x) Schedule 4.1(p)(i)(A) is a true, correct and complete list, as of the date shown thereon, of the Affected Employees and each such employee's site of employment, department, hiring date and salary. Except as set forth on Schedule 4.1(p)(i)(B), there are no employment agreements, severance agreements or severance plans and policies with respect to the Affected Employees; and (y) to the knowledge of any director level, vice president or more senior officer of Seller, there are no labor or employment disputes or claims involving any Affected Employees pending or threatened against Seller or its Affiliates.

          (ii) Schedule 4.1(p)(ii) is a true, correct and complete list of each pension plan, fund or program (within the meaning of section 3(2) of ERISA) which is a "Multiemployer Pension Plan," as defined in section 3(37) of ERISA, maintained or contributed to or required to be contributed to by Seller or any ERISA Affiliate for the benefit of any Affected Employee (the "Multiemployer Pension Plans").

          (iii) No event has occurred with respect to any Affected Employees which could result in a "partial withdrawal" under section 4205 of ERISA with respect to any Multiemployer Pension Plan. Attached hereto as Schedule 4.1(p)(iii) is a schedule of contributions made by Seller and its ERISA Affiliates to the respective Multiemployer Pension Plans for the operations of the Business conducted at the Acquired Facilities except the Baltimore Leased Facility and the Baltimore Owned Facility for the most recent five
     (5) plan years. With respect to the Multiemployer Pension Plans, to the Knowledge of Seller, the withdrawal liability of Seller and their ERISA Affiliates, computed as if a complete withdrawal by Seller and the ERISA Affiliates with respect to the Acquired Facilities only (which does not include Detroit) except the Baltimore Leased Facility and the Baltimore Owned Facility had occurred under the Multiemployer Pension Plans on the date hereof, would not exceed twenty-five million dollars ($25,000,000.00) in the aggregate.

     (q) Taxes.

          (i) To Seller's Knowledge, all material Tax Returns required to be filed on or prior to the applicable Closing Date or Delayed Closing by or with respect to the Acquired Assets have, within the time and manner prescribed by law, been duly filed with the appropriate tax authorities. To Seller's Knowledge, all such Tax Returns are true, correct, and complete in all material respects and all Taxes due and payable with respect to such Tax Returns have been paid. To Seller's Knowledge, Seller has timely paid or caused to be paid all Taxes required to be paid for the portion of the taxable year or period through and including the applicable Closing Date in the case of any Straddle Period. To the extent that Seller's Knowledge is not accurate, Seller shall file any necessary Tax Returns and pay any Taxes, and shall indemnify Purchaser from any Losses (as defined herein) on account thereof.

          (ii) There are no Liens for Taxes upon any of the Acquired Assets except for statutory liens for Taxes not yet due for which Seller shall be responsible.

     (r) No Reliance. The Seller is sophisticated and knowledgeable with respect to the grocery, perishables, frozen food and merchandise distribution business, regulatory and political matters related to such business and has performed its own independent investigation and analysis, with due diligence, of the sale of the Acquired Assets and has performed its own independent assessment of the risks and potential returns of selling the Acquired Assets. The Seller has extensive financial experience with sales such as the sale contemplated by this Agreement and therefore has the ability to protect its own interests in connection with this Agreement. Nothing in this provision shall diminish any liability, obligation or duty of indemnification or any other undertaking of Purchaser or C&S as set forth in this Agreement. Seller further acknowledges that neither Purchaser nor any representative thereof has given any investment, legal or other advice or rendered any opinion as to whether the sale of the Acquired Assets is prudent.

     (s) No Knowledge of Breach. Seller has no knowledge of any breach by Purchaser of any representation or warranty made by Purchaser in this Agreement or any condition or circumstance that would excuse Seller from its timely performance of its obligations hereunder.

     Section 4.2 Representations and Warranties of Purchaser. Purchaser and C&S, as applicable, represent and warrant to Seller as follows (in each case as of the date of this Agreement and as of the applicable Closing (that such representations and warranties are true and correct in all material respects), unless otherwise stated herein):

     (a) Organization; Standing. Purchaser is an affiliate of C&S and is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser is not a tax-exempt entity (within the meaning of Section 168(h) of the Code) or a debtor or debtor-in-possession in a voluntary or involuntary bankruptcy proceed-ing. C&S is a corporation, validly existing and in good standing under the laws of the State of Vermont.

     (b) Authority; Binding Effect. Purchaser and C&S each have the requisite corporate or company power and authority to execute and deliver this Agreement and the Related Agreements and to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Related Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or company action on the part of each of Purchaser and C&S, and no other corporate or company action or proceeding on the part of Purchaser or C&S is required to authorize the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement and the Related Agreements. This Agreement and the Related Agreements have been duly executed and delivered by each of Purchaser and C&S and are the valid and binding obligation of each Purchaser, enforceable against each Purchaser in accordance with their terms.

     (c) No Consent Required. Except as set forth on Schedule 4.1(l), no consent, approval, waiver, license, order, authorization, governmental consent or permit of, or registration, declaration, or filing with, or notice to, any Governmental Authority or any other person or entity, is required in connection with the execution, delivery, and performance by Purchaser of this Agreement, or the consummation by Purchaser of the transactions contemplated hereby.

     (d) Absence of Conflicting Agreements. The execution and delivery by Purchaser and C&S of this Agreement does not, and the performance by Purchaser and C&S of this Agreement and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the articles of organization or operating agreement or other organizational document, in each case as currently in effect, of Purchaser or C&S, (ii) conflict with or violate any law applicable to Purchaser or C&S or by or to which Purchaser or C&S is bound or subject or
(iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under any note, bond, mortgage, indenture, contract, agreement, arrangement, commitment, lease, license, permit, franchise or other instrument or obligation to which Purchaser or C&S is a party or by or to which Purchaser or C&S is bound or subject.

     (e) Litigation. There is no injunction or restraining order by any court of competent jurisdiction or Governmental Authority which prohibits the transactions contemplated by this Agreement.

     (f) No Financing. The Purchaser will have adequate funds at its disposal to finance the Purchase Price on the date of the applicable Closing. The consummation of the purchase described in this Agreement shall not be subject to Purchaser's ability to obtain financing.

     (g) No Reliance. The Purchaser and C&S, considered as a whole, are sophisticated and knowledgeable with respect to the grocery, perishables, frozen food and merchandise distribution business, regulatory and political matters related to such business and have performed their own independent investigation, with due diligence, of the investment represented by the purchase of the Acquired Assets and have performed their own independent assessment of the risks and potential returns of acquiring the Acquired Assets. The Purchaser and C&S, taken as a whole, have extensive financial experience with investments such as the investment contemplated by this Agreement and therefore have the ability to protect their own interests in connection with this Agreement. Nothing in this provision shall diminish any liability, obligation or duty of indemnification or any other undertaking of Seller as set forth in this Agreement. Purchaser further acknowledges that neither Seller nor any representative thereof has given any investment, legal or other advice or rendered any opinion as to whether the purchase of the Acquired Assets is prudent.

     (h) No Knowledge of Breach. Neither Purchaser nor C&S has knowledge of any breach by Seller of any representation or warranty made by the Seller in this Agreement or any condition or circumstance that would excuse Purchaser or C&S from its timely performance of its obligations hereunder.

                                   ARTICLE V
                                EMPLOYEE MATTERS

     Section 5.1 Responsibility for Employees. Purchaser shall assume Seller's liability for accrued vacation, any and all other accrued paid time off for the respective Affected Employees hired by Purchaser. Seller will pay to Purchaser at the applicable Closing an amount equal to such accrued vacations and any accrued liability for paid time off. A list of such accrued liabilities with respect to each hired Affected Employee is attached as Schedule 5.1. To the extent that such payment is an estimated amount at the applicable Closing, it shall be paid as estimated at the applicable Closing and adjusted by the Parties within 30 days after the applicable Closing. Following the applicable Closing, Purchaser will provide Seller with reasonable access to the hired Affected Employee files transferred to Purchaser at the applicable Closing.

     Section 5.2 Offers of Employment. Purchaser will offer employment to all of the Affected Employees who are covered by the Assumed Collective Bargaining Agreements. Such offers of employment will be upon the terms set forth in the applicable Assumed Collective Bargaining Agreement. Purchaser shall interview the non-union Affected Employees and shall have the right but not the obligation to hire any non-union Affected Employees. Purchaser shall provide health benefits commencing July 10, 2005 to any hired non-union Affected Employees. With respect to Affected Employees who have company provided health insurance and who are hired by Purchaser, excluding those having health insurance through a union health & welfare fund, the Parties allocate to Purchaser the responsibility to make COBRA continuation coverage available to such Affected Employees pursuant to 26 C.F.R ss. 54.4980B-9, Q&A 7.

     Section 5.3 Freshtown and Edison. Purchaser has not agreed, nor is Purchaser obligated to hire any of the employees of Seller, whether union or non-union, employed at the Freshtown Facility or Edison Facility, nor has Purchaser agreed to assume any of the collective bargaining agreements with any labor union representing employees that are employed at the Freshtown Facility or Edison Facility by Seller. Purchaser shall have no obligation (except with respect to the transportation of the Non-Acquired Facilities Inventory as set forth in Section 8.4), for any costs or liabilities associated with closing the Edison Facility or the Freshtown Facility, including, without limitation, due to severance obligations, withdrawal liability and any other such labor-related closing costs.

                                   ARTICLE VI
                              CONDITIONS TO CLOSING

     Section 6.1 Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the applicable Closing of the following conditions (any one or more of which may be waived, to the extent permitted by applicable law, in whole or in part by Purchaser):

     (a) Accuracy of Representations and Warranties. The representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects as of the date hereof and, except to the extent such representations and warranties relate to an earlier date, at and as of the applicable Closing Date or Delayed Closing as though made on such date, provided Seller shall be given an opportunity to cure such breach prior to the applicable Closing, and if such breach cannot be cured prior to applicable Closing, the parties will cooperate to work out a solution.

     (b) Performance of Covenants. Seller shall have performed and complied in all material respects with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the applicable Closing.

     (c) Consents to Assignment of Certain Contracts. Notwithstanding any provision hereof to the contrary, Seller shall have obtained and delivered to Purchaser all consents necessary to assign the Material Assumed Contracts in form and substance reasonably satisfactory to Purchaser, or the third parties to any Material Assumed Contracts requiring such consent shall have agreed in writing to terminate such Material Assumed Contracts (without penalty to Purchaser) and shall have entered into a substantially similar agreement with Purchaser, each of which shall be in full force and effect and the valid and binding obligation of each party thereto. The Material Assumed Contracts are listed on Exhibit B-3. Seller shall use good faith efforts to obtain consents for all Assumed Contracts set forth on Exhibit B-1. Any breach of the Supply Agreement by Purchaser which is due to Seller's failure to deliver consent to assign an Assumed Contracts shall be excused.

     (d) Related Agreements. Each of the Related Agreements shall have been executed by the respective parties thereto and the Related Agreements shall be in full force and effect and shall have become effective in accordance with their terms.

     (e) Title Insurance. Title to the Dunmore Owned Facility, the New Orleans Owned Facility, the Baltimore Owned Facility and the Leased Facilities shall at the applicable Closing be good and insurable as such under A.L.T.A. Owner or Leasehold Title Policies by any nationally recognized title insurance company selected by Purchaser in its sole and absolute discretion (the "Title Company") at regular rates, free and clear of all Liens and without exceptions, disclaimers of liability or objections except Permitted Encumbrances. As a condition to each applicable Closing, the Title Company shall insure each of the Dunmore Owned Facility, the New Orleans Owned Facility, the Baltimore Owned Facility and the Leased Facilities under the terms described above, which title insurance shall be paid for by Purchaser.

     (f) Estoppels. Purchaser shall have received such estoppel certificates as are required under Section 7.2(h) from the landlords under the Leases or the Seller certificates, dated within thirty (30) days of the applicable Closing.

     (g) Certificates of Occupancy. Purchaser shall have received from Seller copies of all current certificates of occupancy for each of the Acquired Facilities. To the extent Seller cannot deliver a certificate of occupancy at the applicable Closing, Seller shall proceed with obtaining such certificate of occupancy and shall deliver same to Purchaser as soon as possible. Purchaser shall cooperate with Seller as reasonably requested. Seller shall indemnify Purchaser from any Losses resulting from Purchaser's failure to possess certificates of occupancy, unless such failure is caused by Purchaser.

     Section 6.2 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the applicable Closing of the following conditions (any one or more of which may be waived, to the extent permitted by applicable law, in whole or in part by Seller):

     (a) Accuracy of Representations and Warranties. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date hereof and, except to the extent such representations and warranties relate to an earlier date, as of the applicable Closing as though made on such date, provided Purchaser shall be given an opportunity to cure such breach prior to the applicable Closing, and if such breach cannot be cured prior to the applicable Closing, the Parties will cooperate to work out a solution.

     (b) Performance of Covenants. Purchaser shall have performed and complied in all material respects with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by it, at or prior to the applicable Closing.

     (c) Related Agreements. Each and every one of the Related Agreements shall have been executed by the respective parties thereto and such Related Agreements shall be in full force and effect and shall have become effective in accordance with their terms.

     (d) Purchase Price. Purchaser shall pay the Purchase Price (excluding the Transferred Inventory and Non-Acquired Facilities Inventory) due at the applicable Closing. Purchaser shall pay for the Equipment Assets on the Procurement Conversion Date for the applicable Acquired Facility.

                                  ARTICLE VII
                                     CLOSING

     Section 7.1 The Closing. The closing (the "Closing") of the transactions contemplated hereby shall take place on July 10, 2005 with respect to any labor (including ERISA, COBRA), employee or employment-related matters (including, without limitation, the Assumed Collective Bargaining Agreements) and with respect to the Equipment Assets and the Non-Acquired Facilities Inventory, and on the applicable Procurement Conversion Date (each such date referred to herein as a Closing) with respect to the Transferred Inventory, Assumed Contracts and Acquired Facilities (including deeds, leases or sublease) at Seller's executive offices or other mutually agreed to location, or if the conditions to the applicable Closing set forth in Article VI shall not have been fulfilled or, to the extent permitted by applicable law, waived by such date, as soon as practicable (but in no event less than five (5) business days) after such conditions shall have been fulfilled or satisfied, or on such other date or at such other time as the Parties may agree in writing, subject to Section 10.1(c). Purchaser may elect to assume certain of the Assumed Contracts (for example, the tractor and trailer leases) on July 10, 2005, provided Seller shall be responsible for paying or reimbursing Purchaser for any and all costs, liability and expenses associated with such Assumed Contracts prior to the applicable Procurement Conversion Date. Notwithstanding anything to the contrary stated herein, Purchaser may elect in its sole discretion, but so long as there is a valid business reason for doing so (including but not limited to an issue with respect to the timing of registrations and/or taxes), and which shall be more than Purchaser's unsubstantiated desire, to delay the transfer of title (a "Delayed Closing") with respect to all or some of the Equipment Assets or Assumed Contracts for a period of up to six (6) months, provided that there shall be no reduction in Purchase Price to be paid at the applicable Closing and all other conditions to the applicable Closing shall be met by Seller and Purchaser. In the event of a Delayed Closing, all bills of sale, titles and other documents necessary to transfer, assign, convey and deliver the Equipment Assets or Assumed Contracts subject to the Delayed Closing shall be signed at the applicable Closing and shall be held in escrow with the law firm of Drinker Biddle & Reath LLP ("DBR"), to be released to Purchaser at Purchaser's instructions to DBR.

     Section 7.2 Seller's Obligations. At the applicable Closing or Delayed Closing, as applicable, Seller shall deliver or cause to be delivered to the Purchaser or its designee the following:

     (a) All appropriate transfer documents including any bills of sale necessary to sell, transfer, assign, convey and deliver to the Purchaser or its designee the applicable Acquired Assets, free and clear of any and all Liens;

     (b) A special warranty deed ("Dunmore Deed") in the form of Exhibit G-1 with covenants against grantor's acts sufficient to convey to the Purchaser or a designee title to the Dunmore Owned Facility, with such conveyance made subject only to the Permitted Encumbrances. The Dunmore Deed shall describe the property by metes and bounds using the description contained on Exhibit C hereto (or, if Purchaser obtain an updated survey certified by the surveyor to Seller, using the description contained in the updated survey);

     (c) A special warranty deed ("New Orleans Deed") in the form of Exhibit G-2 with covenant's against grantor's acts sufficient to convey to the Purchaser or a designee title to the New Orleans Owned Facility, with such conveyance made subject only to the Permitted Encumbrances. The New Orleans Deed shall describe the property by metes and bounds using the description contained on Exhibit C-4 hereto (or, if Purchaser obtains an updated survey certified by the surveyor to Seller, using the description contained in the updated survey);

     (d) Affidavits of title in such form as may be reasonably required by Purchaser's title insurance company to allow such company to issue leasehold or owner title insurance policies in favor of the Purchaser or its designee with respect to the Acquired Facilities subject only to the Permitted Encumbrances;

     (e) An affidavit that Seller is not a "foreign person" within the meaning of Section 1445(b)(2) of the Internal Revenue Code;

     (f) The Related Agreements;

     (g) Any and all transfer tax returns or withholding certificates required to be filed in connection with the transfer of the Leases or Owned Facilities;

     (h) Estoppel certificates from the landlords under the Leases or in the alternative, Seller shall provide a certificate regarding the substance of each estoppel not deliverable from certain landlords under the Leases. Such certificate shall certify that: (i) the lease is in full force and effect; (ii) there are no defaults thereunder, or any conditions that with the passage of time would constitute a default thereunder; (iii) the amount of the monthly or annual rent payable thereunder; (iv) the amount of additional rent payable thereunder; and (iv) the beginning and end dates of term of the lease, together with any available extension options. In the event Seller is unable to obtain one or more landlord estoppels, Seller shall indemnify, reimburse, hold harmless and defend Purchaser and its Affiliates, for, from and against any and all actual damages (including, without limitation reasonable attorneys' fees and expenses incurred, but excluding any consequential damages) to the extent arising, directly or indirectly, out of any inaccuracy reflected in such certificate. Seller's obligations hereunder shall survive the applicable Closing;

     (i) Written consents from third parties under any of the Material Assumed Contracts. Seller shall indemnify Purchaser from any and all liability, direct or indirect, that might ensue from such consent not given, and such indemnification shall not be subject to any minimum threshold as set forth in
Section 9.6.

     (j) A counterpart original of the closing statement, setting forth the Purchase Price, the closing adjustments and application of the Purchase Price as adjusted;

     (k) All other documents and papers reasonably requested by Purchaser to effect the transactions contemplated hereby, including, without limitation, transfer tax returns, bills of sale, the Assumed Contracts, and any other transfer documents requiring execution by Seller to effect the transactions contemplated herein;

     (l) an officer's certificate from Seller stating that all representations and warranties set forth in Section 4.1 remain true and correct in all material respects as of the applicable Closing or the Delayed Closing, as applicable; and

     (m) A special warranty deed ("Baltimore Deed") in the form of Exhibit G-3 with covenants against grantor's acts sufficient to convey to the Purchaser or a designee title to the Baltimore Owned Facility, with such conveyance made subject only to the Permitted Encumbrances. The Baltimore Deed shall describe the property by metes and bounds using the description contained on Exhibit C-5 hereto (or, if Purchaser obtains an updated survey certified by the surveyor to Seller, using the description contained in the updated survey);

     Section 7.3 Purchaser's Obligations. At the applicable Closing, or the Delayed Closing as applicable, the Purchaser shall deliver to Seller the following:

     (a) the Purchase Price for the Acquired Assets being transferred at such Closing, except that if such Closing occurs on a Saturday, the funds will be wired to Seller on the following Monday and the deeds and Lease Assignments and other documents to be conveyed at such Closing shall be held in escrow until the applicable amount of the Purchase Price is paid. Further, Purchaser shall not pay for the Equipment Assets until the Procurement Conversion Date for the applicable Acquired Facility and shall pay for the Non-Acquired Facilities Inventory and the Transferred Inventory in accordance with Sections 8.5 and 8.6 of this Agreement;

     (b) all Related Agreements and all other documents and papers reasonably requested by Seller to effect the transactions contemplated hereby, including, without limitation, transfer tax returns, bills of sale, an assumption agreement with respect to the applicable Assumed Liabilities (that is consistent with the terms of this Agreement) and any other transfer documents requiring execution by Purchaser to effect the transactions contemplated herein;

     (c) Any and all transfer tax returns or withholding certificates required to be filed in connection with the transfer of the Leases or Owned Facilities.

     (d) a counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and application of the Purchase Price as adjusted; and (e) an officer's certificate from Purchaser and C&S stating that all representations and warranties set forth in Section 4.2 remain true and correct in all material respects as of the applicable Closing or Delayed Closing, as applicable.

                                  ARTICLE VIII
                          CERTAIN ADDITIONAL COVENANTS

     Section 8.1 Further Assurances.

     (a) At any time and from time to time, without further consideration, the Parties shall take all action and do all things as may reasonably be requested and shall each use their commercially reasonable efforts in order to satisfy the conditions to the applicable Closing and to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, obtaining all required consents of third parties and approvals of all requisite Governmental Authorities.

     (b) If at any time after the applicable Closing any further action is necessary or desirable to carry out the purposes of this Agreement (including, without limitation, the transfer of the Acquired Assets free and clear of any Liens), each of the Parties will take such further action (including the execution and delivery of such further instructions and documents) as the other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefore under this Agreement).

     Section 8.2 Reasonable Access. Until the applicable Closing, Seller will cause its officers and employees to afford Purchaser and its representatives (including, without limitation, environmental consultants and engineers) with access to the Acquired Facilities and its employees thereat, and a full opportunity to conduct due diligence of the Acquired Facilities and to examine and inspect the Acquired Assets, by conducting such studies (including, at Purchaser's option, Phase I studies for one or more Acquired Facility and Phase II studies for any Acquired Facility if the Phase I study indicates that it is appropriate to conduct a Phase II study on such Acquired Facility and the landlord of such Acquired Facility consents to such a study if consent is required under the Leases) and taking such samples from the each of the Acquired Facilities as Purchaser and its representatives deem desirable. Purchaser agrees that it will cause its environmental consultants and engineers to conduct their studies, examinations and inspections of the Acquired Facilities during normal business hours and in a manner designed to cause minimal interference to the operations conducted at the Acquired Facilities and in a manner designed to preserve the confidential nature of this transaction. In addition, Purchaser will use its best efforts to restore the Acquired Facilities to their pre-existing condition as a result of any damage (e.g. drilling of holes for environmental studies) caused by the studies or examinations conducted by Purchaser's environmental consultants and engineers. From and after the applicable Closing, Purchaser will cause its officers and employees to afford Seller and its representatives (including, without limitation, environmental consultants and engineers) with access to the Acquired Facilities and its employees thereat, so that Seller can remedy environmental and maintenance issues, including but not limited to the tanks in Islip Leased Facility and the roof leaks in New Orleans Owned Facility, pursuant to this Agreement and Seller's indemnification and other obligations hereunder. Seller agrees that it will cause its environmental consultants and engineers and others to conduct their repairs and inspections and other work at the Acquired Facilities during normal business hours (or at such other times reasonably agreed to by the Parties) and in a manner designed to cause minimal interference to the operations conducted at the Acquired Facilities.

     Section 8.3 Inventory. The inventories of the Acquired Facilities shall be taken in accordance with this Agreement and Schedule 8.3. Pursuant to Section 8.6, the Purchaser will pay to Seller a sum equal to Seller's Actual Cost of the Transferred Inventory or the Non-Acquired Facilities Inventory being transferred. The written record of the physical inventories taken pursuant to this Agreement (the "Inventory List") which list shall exclude all inventory that fails to conform to the warranties set forth in Section 4.1(g) and such written record shall value the items included in the applicable Transferred Inventory or the Non-Acquired facilities Inventory at Actual Cost. The Parties shall share equally any costs associated with taking the physical inventories covered by this Section 8.3, including labor costs.

     Section 8.4 Non-Acquired Facilities Inventory. Purchaser shall purchase all Readily Saleable Merchandise existing at Seller's Edison and Freshtown Facilities ("Non-Acquired Facilities Inventory") after Seller has reduced the inventory level to a level as low as reasonably practicable while maintaining adequate service levels, subject to the following sentence. Purchaser shall only be responsible for Non-Acquired Facilities Inventory to the extent such inventory is actually received by Purchaser at Purchaser's or an Affiliates' facilities, unless certain inventory is not received at Purchaser's facilities due to Purchaser's (or the driver's) negligence or intentional misconduct. Purchaser shall drop trailers at Seller's Edison and Freshtown Facilities, and Seller shall be responsible for loading and sealing the trailers. Purchaser shall arrange for drivers to transport the Non-Acquired Facilities Inventory to its facilities at Purchaser's cost. Seller shall position its employees at Purchaser's or its Affiliate's facilities' receiving docks to confirm the Non-Acquired Facilities Inventory counts. All deliveries in one (1) week will be aggregated and paid pursuant to the payment schedule set forth in Section 8.6.

     Section 8.5 Inventory Repurchase. Subject to the terms of the Supply Agreement, Seller shall repurchase all of the Transferred Inventory from Purchaser or Purchaser's designee within (3) of the Procurement Conversion Date for the applicable Acquired Facility or within * of the applicable Closing Date or later receipt at Purchaser's or an Affiliate's facilities for the Non-Acquired Facilities Inventory, or if shorter for any product in the Transferred Inventory or Non-Acquired Facilities Inventory, the days remaining on the manufacturer's recommended shelf life for such product as of the applicable Closing Date. Notwithstanding the preceding, GM/HBC product shall be repurchased over a * period rather than the * period set forth above. If at the end of such * (or * for GM/HBC) day period any applicable Transferred Inventory or Non-Acquired Facilities Inventory has not been purchased by Seller, then Purchaser will not be obligated to pay for such remaining Transferred Inventory or Non-Acquired Facilities Inventory until same is purchased by Seller or otherwise disposed of as per agreement of the Parties and C&S.

     In addition to the repurchase described above, Seller shall work with Purchaser to reduce all remaining excess Transferred Inventory or Non-Acquired Facilities Inventory, as follows:

     For Transferred Inventory or Non-Acquired Facilities Inventory remaining in the warehouse after * (or * for GM/HBC) following Purchaser's receipt, Seller will offer Purchaser a discounted price on the inventory balance on hand. Seller will also review the possibility of creating specific promotional plans in order to deplete the remaining inventory.

     For all Transferred Inventory or Non-Acquired Facilities Inventory remaining in the warehouse after * from Purchaser's receipt, Seller will work with Purchaser to dispose of it, which may require additional discounts to Purchaser's purchase price, i.e. if Purchaser must sell the inventory to salvage, etc.

     Section 8.6 Inventory Actual Cost Payment. Subject to the provisions set forth in Section 8.5 (regarding Purchaser's right to withhold payment if Seller has not re-purchased the Transferred or Non-Acquired Facilities Inventory, as applicable), Purchaser shall pay Seller for the Transferred Inventory or Non-Acquired Facilities Inventory in * commencing on the *.

     Section 8.7 Injunctions/Orders. In the event that any temporary, interim or other non-final injunction, order or decree is issued by a court of competent jurisdiction which restrains, prohibits or limits consummation of the transactions contemplated hereby each Party and C&S shall use its reasonable best efforts to have such injunction, order or decree lifted, rescinded or revoked as soon as possible.

     Section 8.8 Conveyance Taxes. Notwithstanding any other provision of this Agreement to the contrary, all excise, transfer (including real property transfer), gross receipts, litter control, documentary, sales, use, gross receipts, stamp, registration, filing, recordation and

----------

* *Material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24-b2.

other similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties incurred in connection with this Agreement or resulting from the transactions contemplated by this Agreement (collectively, "Conveyance Taxes") shall be borne equally by Seller and Purchaser and shall be paid by the responsible Party on the applicable Closing Date or as soon thereafter as necessary or required.
Schedule 8.8 sets forth the Conveyance Taxes payable in connection with the transactions contemplated by this Agreement. The Party responsible shall file all necessary tax returns with respect to all such Conveyance Taxes, and, to the extent required by applicable law, the other Party will, and will cause its Affiliates to join in the execution of any such tax returns. The Parties shall also split equally any other conveyance fees imposed on either Party.

     Section 8.9 Apportionments and Prepaid Expenses.

     (a) All Tax assessments and utility charges with respect to the Acquired Facilities shall be apportioned between Seller and Purchaser as set forth below:

          (i) Seller shall pay all Taxes assessed against each of the Acquired Facilities with respect to taxable periods ending on or before the applicable Closing Date. Purchaser shall pay all Taxes assessed against each of the Acquired Facilities with respect to taxable periods beginning on the day after the applicable Closing Date (including interest and penalties due not caused by Seller), subject to the Leases and the New Orleans Sublease. Seller shall pay to Purchaser at the applicable Closing its prorated share (as determined in this Section 8.9(a)(i)) of any unpaid Taxes pertaining to each of the Dunmore Owned Facility, New Orleans Owned Facility, Baltimore Owned Facility and the Leased Facilities with respect any Straddle Period and shall be responsible for any interest and penalties accrued at the time of applicable Closing with respect to the period prior to the date of the applicable Closing. In the absence of any assessment establishing the tax payments due for a Straddle Period, for purposes of proration under this Section 8.9(a)(i), Taxes shall be calculated as one hundred percent (100%) of the most recent tax assessed valuation figures at the time of the applicable Closing. Upon receipt of an actual assessment for the Taxes due during a Straddle Period, Seller and Purchaser will, if necessary, adjust the apportionment between them within thirty (30) days after Purchaser delivers to Seller the actual assessment. For purposes of this Section 8.9(a)(i), the Seller's prorated share of unpaid Taxes for a Straddle Period shall be deemed to be the amount of such Taxes for the entire period (or, in the case of such determined on an arrears basis, the amount of such Taxes for the immediately preceding period) multiplied by a fraction, the numerator of which is the number of calendar days in the taxable period ending on (and including) the applicable Closing Date, and the denominator of which is the number of calendar days in the entire taxable period.

          (ii) All utility charges, including, without limitation, sewer and water charges (collectively, "Utility Charges") and all payments under any Assumed Contracts shall be prorated and apportioned as of the applicable Closing Date, the period through and including the applicable Closing Date being Seller's responsibility and the period commencing on the day immediately following the applicable Closing Date being Purchaser's responsibility. Any undetermined or unbilled Utility Charges shall be apportioned as of the applicable Closing Date on the basis of the most recent bill issued prior to the applicable Closing and Purchaser and Seller shall adjust the apportionment, if necessary, within thirty (30) days after Purchaser submits to Seller actual invoices for such charges.

          (iii) All payments under any Assumed Contracts, Leases and the New Orleans Sublease shall be prorated and apportioned as of the applicable Closing Date, the period through and including the applicable Closing Date being Seller's responsibility and the period commencing on the day immediately following the applicable Closing Date being Purchaser's responsibility.

     (b) (i) Seller shall pay all base, minimum, fixed and additional rent and other charges ("Rent") due and payable under the Leases with respect to the period through and including the applicable Closing Date. Purchaser shall pay all Rent due and payable under the Leases with respect to the period from and after the day following the applicable Closing Date. Purchaser shall pay to Seller at the applicable Closing its prorated share of any Rent prepaid by Seller relating to the period after the applicable Closing Date. Seller shall give Purchaser a credit for any payments due under the Leases not yet paid and relating in any way to any time prior to the applicable Closing.

          (ii) To the extent any amounts referred to in this Section 8.9(b) are computed based on estimated amounts subject to adjustment at a later date, Purchaser and Seller agree that in the event such adjustment occurs after the date of the applicable Closing, if any amounts are determined to be owing to either Seller by Purchaser or to Purchaser by Seller, then the Party owing such amounts shall pay the same to the owed Party within ten
     (10) days of written demand therefore by the Party to which such amounts are owed.

     (c) Purchaser shall not have any liability with respect to the New Orleans Lease (financial or otherwise) except as set forth in the New Orleans Sublease.

     (d) Seller covenants and agrees to satisfy any and all Liens secured by or affecting the Acquired Assets which can be satisfied by payment of fixed and ascertainable amounts, or bond against the same (or if acceptable to Title Company such that Title Company does not take exceptions for any such Liens on Purchaser's title insurance policies, Seller may indemnify the Title Company), and shall deliver to Purchaser or the Title Company, at the applicable Closing, instruments in recordable form and sufficient to satisfy such Liens of record, together with the cost of recording or filing said instruments, or a bond therefore or any documents required by the Title Company in conjunction with an indemnity.

     Section 8.10 Allocation of Purchase Price. Intentionally Omitted.

     Section 8.11 Obtaining Permits. Purchaser shall be responsible for obtaining all licenses and non-assignable permits necessary to operate the Business after the applicable Closing, as required by law, including tobacco licenses. Seller shall transfer any licenses or permits to Purchaser to the extent feasible under the law and Seller shall cooperate fully with Purchaser in its efforts to obtain or assign permits and provide any information or reasonable assistance, including DEA and state drug enforcement agency powers of attorney, as necessary. Attached hereto as Exhibit H is a list of all material permits and licenses (including environmental) which are required for the use and operation of the Acquired Facilities or the Business.

     Section 8.12 Waivers. Seller shall use good faith efforts to deliver landlord waivers from any landlords in the chain of title with respect to the Acquired Facilities to the extent required by Purchaser's bank.

     Section 8.13 Non-Disturbance Agreements. Seller shall use commercially reasonable efforts to obtain Non-Disturbance Agreements from the current landlords and overlandlords if applicable (not including Seller's direct landlords with respect to the Islip Facility Lease and the Baltimore Facility Lease) and lenders set forth on the title commitments received by Purchaser unless an existing Non-Disturbance Agreement is on record (or in recordable form and Seller shall record prior to the applicable Closing) and will inure to the benefit of Purchaser, except Seller is not required to obtain a Non-Disturbance Agreement from the landlord of the New Orleans Lease for the benefit of Purchaser as subtenant. If Seller is unable, despite such commercially reasonable efforts, to obtain the Non-Disturbance Agreements, Seller shall indemnify Purchaser from any and all liability and damages, whether direct or indirect, resulting from such failure, and such indemnification shall not be subject to the minimum threshold set forth in Section 9.6, provided Purchaser or an Affiliate or a third party with permission from Purchaser was using such Acquired Facility. Further, if Purchaser is unable to maintain control of all or a material part of an Acquired Facility due to failure of Sellers to obtain a Non-Disturbance Agreement, due to a title defect arising prior to the applicable Closing Date or due to failure of Sellers to obtain an estoppel certificate or due to a Seller default, act or omission under or with respect to the New Orleans Lease (unless Purchaser's inability to maintain control of all or a material part of an Acquired Facility is due to an act or omission of Purchaser or an Affiliate or a third party with permission from Purchaser to use the Acquired Facility), any resulting breach or service issues related to such loss of control of an Acquired Facility shall not be a breach by C&S of the Supply Agreement.

     Section 8.14 Insurance. Seller agrees to maintain all insurance as is reasonable and customary in amounts reasonably acceptable to Purchaser with respect to the Acquired Assets and the Acquired Facilities, including, but not limited to, property, general liability, automobile liability and workers' compensation insurance through the applicable Closing. Purchaser shall maintain all insurance as is reasonable and customary in amounts reasonably acceptable to Seller with respect to the Acquired Assets and Acquired Facilities, including, but not limited to, property, general liability, automobile liability and workers' compensation insurance from and after the applicable Closing. The property insurance required shall insure each of the Acquired Facilities at * of replacement cost. Seller and Purchaser shall be deemed to be in compliance with this provision with respect to the Acquired Facilities, if Seller or Purchaser is in compliance with the insurance provisions of the relevant Lease.

----------

* *Material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24-b2.

     Section 8.15 Transition Fee. Purchaser shall pay Seller a transition fee ("Transition Fee") for certain of Seller's costs associated with transitioning the Business from Seller to Purchaser, which fee shall be negotiated by the Parties, but shall not exceed (5), without the prior written consent of Purchaser. Such Transition Fee shall be paid in installments as Seller incurs the actual costs. Seller shall provide detailed backup documentation with respect to the Transition Fee and the Parties will reconcile any amounts as soon as possible.

     Section 8.16 Fair Market Price. The determination of Fair Market Price for the Dunmore Owned Facility, Baltimore Owned Facility and the New Orleans Owned Facility shall be determined as follows: one (1) MAI Appraiser shall be selected by Seller and one (1) MAI Appraiser shall be selected by Purchaser for each building. Each appraiser shall have a minimum of ten (10) years experience as an MAI Appraiser of commercial rents in the county in which the Dunmore Owned Facility, Baltimore Owned Facility or the New Orleans Owned Facility, as applicable, are located and whose credentials are reasonably acceptable to the other Party. The appraisals shall be performed on a comparable value basis. Each MAI Appraiser shall then make the determination of Fair Market Price upon the terms and conditions as herein provided. The appraisal shall be for the Dunmore Owned Facility, Baltimore Owned Facility or the New Orleans Owned Facility in AS IS, WHERE IS condition, free and clear of all tenancies. Seller shall pay for its MAI Appraiser(s), and Purchaser shall pay for their MAI Appraiser(s). Fair Market Price shall be determined no less than twenty (20) days prior to the applicable Closing Date. If the appraisals, for either building, are within ten (10%) percent of each other, the average value of the two (2) appraisals shall be the Fair Market Price with respect to such property. If the difference between the two (2) appraisals, for either building, is greater than ten (10%) percent, the two (2) MAI Appraisers shall designate a third (3rd) MAI Appraiser and the value given in that appraisal shall be the Fair Market Price for that building. Seller and Purchaser shall each pay fifty (50%) percent of the fee of the third (3rd) MAI Appraiser. Once the Fair Market Price is determined, it will be multiplied by * for the Dunmore Owned Facility and the New Orleans Owned Facility and by * for the Baltimore Owned Facility, and the resulting sum for each building, will be the amount Purchaser shall pay for the Dunmore Owned Facility, the New Orleans Owned Facility and the Baltimore Owned Facility respectively. Purchaser will then charge Seller (through the upcharge as set forth in the Supply Agreement) at a cap rate determined by the MAI Appraisers. For example if the combined purchase price for the Dunmore Owned Facility, the New Orleans Owned Facility and the Baltimore Owned Facility is * and the cap rate is *, then Seller will be charged an upcharge based on an annual figure of *. The MAI Appraisers shall derive the cap rate from comparable sales for properties leased to tenants with credit ratings similar to the Seller. If Purchaser, at any point in time, decides to sell the Dunmore Owned Facility, Baltimore Owned Facility or the New Orleans Owned Facility, * (except for in the case of the Baltimore Owned Facility, where Seller shall be entitled to * of any net profit or * of any net loss), unless Purchaser decides to sell at a loss intentionally as part of its tax strategy.

----------

* *Material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24-b2.

     Section 8.17 IT Services. Purchaser may request, and if so, Seller will provide Purchaser with access to certain information technology systems and services as set forth on Schedule 8.17 after each applicable Closing in order to effectuate a smooth transition of the Business.

     Section 8.18 Exhibits. The Parties agree that the attached exhibits and schedules ("Exhibits") may not at the time of execution of this Agreement all be final and shall be supplemented and/or revised prior to the applicable Closings or at another time to be mutually agreed to by the Parties. The Parties acknowledge and agree that substantially all of the terms of the Exhibits have been agreed upon and are reflected in the attached Exhibits and accordingly the Exhibits shall be in substantially similar forms as the Exhibits attached to this Agreement on the date hereof. The Parties agree to engage in subsequent good faith negotiation with respect to any outstanding issues or requested supplements or revisions to the Exhibits.

     Section 8.19 Repairs. Prior to the Procurement Conversion Date for each Acquired Facility, the Parties will in good faith agree on a list (the "List") of repairs ("Repairs") for which Seller will reimburse Purchaser for the cost of such Repairs. The Repairs for which Seller will be responsible for providing reimbursement are: (i) those that are required by law as of the applicable Procurement Conversion Date; and (ii) those that are on the List. The Parties shall place on the List those Repairs that they reasonably agree should be or will become necessary to be repaired within (6) of the applicable Procurement Conversion Date. No Repair shall be done by Purchaser without Seller approving an estimated cost thereof, which approval shall not be unreasonably withheld, conditioned or delayed. If there is a disagreement over the determination of such Repairs or the estimated cost thereof, then the Parties shall submit such dispute to an engineering firm mutually agreed to by the Parties.

                                   ARTICLE IX
                                INDEMNIFICATION

     Section 9.1 Survival. The representations and warranties contained in this Agreement shall survive the applicable Closing and continue in full force and effect for a *, except for the representation and warranties in * which will survive forever, subject to Section 9.5(a)(i). All of the covenants and other indemnities of the Parties set forth in this Agreement shall survive the applicable Closing and continue in full force and effect according to their respective terms.

     Section 9.2 Indemnification Provisions for Benefit of Purchaser.

     (a) From and after the applicable Closing Date, Seller shall indemnify, reimburse, hold harmless and defend Purchaser and its Affiliates, and their respective officers, directors, employees, and agents (individually, a "Purchaser Indemnitee" and, collectively, the "Pur-

----------

* *Material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24-b2.

chaser Indemnitees"), for, from and against all demands, claims, actions or causes of action, assessments, losses, damages, injury, liabilities, reasonable costs and expenses (including interest and penalties and reasonable expenses of investigation, consultation and attorney's fees (including cost of enforcement of indemnity) disbursements and expenses) (collectively, "Losses") arising, directly or indirectly, out of: (i) any breach of any representation or warranty of Seller contained in this Agreement; (ii) any breach of any covenant of Seller set forth in this Agreement; (iii) except for matters relating to any Environmental Condition, which are covered by the indemnification provided for in Section 9.2(b) hereof, any failure of Seller to pay, perform or discharge the Excluded Liabilities or any other liabilities or obligations of Seller (other than the Assumed Liabilities and liabilities expressly assumed by Purchaser in this Agreement), including obligations under the Assumed Contracts or Leases prior to the applicable Closing or the Delayed Closing, as applicable; and obligations under the New Orleans Lease at all times except as expressly set forth in the New Orleans Sublease and obligations related to the Dunmore Owned Facility, Baltimore Owned Facility and the New Orleans Owned Facility occurring or arising from circumstances that occurred prior to the applicable Closing;
(iv) except for matters relating to any Environmental Condition, which are covered by the indemnification provided for in Section 9.2(b) hereof, directly or indirectly, the ownership, use or operation of the Acquired Assets, including any Improvement not constructed in compliance with law (unless protected by a grandfather clause, except that if the grandfather clause does not inure to the benefit of Purchaser, Purchaser and Seller will discuss and work together to bring the Improvement in compliance with law at Seller's cost and expense) or operated by Seller, its Affiliate, officer, director, employee or agent in violation of applicable law, and any repair, alteration, restoration or improvement in connection with each Acquired Facility arising or accruing prior to the applicable Closing Date, including those matters set forth on Schedules 4.1(e)(vi), 4.1(e)(vii) and 4.1(h), or the employment of the Affected Employees prior to the applicable Closing or the Delayed Closing, as applicable; (v) Incremental Facility Use Expenses; and (vi) operation of the Business prior to the applicable Closing (unless due to a negligent act or omission of Purchaser or C&S or anyone acting through or on behalf of Purchaser or C&S).

     (b) Notwithstanding anything to the contrary contained herein and in addition to the indemnification set forth in Section 9.2(a) above, from and after the applicable Closing Date, Seller shall indemnify, reimburse, hold harmless and defend the Purchaser Indemnitees for, from and against all Losses arising, directly or indirectly, out of: (i) any condition, circumstances, activity, practice or incident (on-site or off-site) related to or in connection with the Acquired Facilities (or any off-site location relating to the business conducted at the Acquired Facilities) which forms or is reasonably likely to form the basis of any claim, action or cause of action, suit, expense or liability under any Environmental Law, including but not limited to statutory or common law claims by any Governmental Authority or private party (an "Environmental Condition"), including those items listed on Schedule 4.1(o), whether or not such Environmental Condition was discovered by Purchaser during its due diligence investigation of the Acquired Facilities and whether or not Purchaser delivered written notice to Seller with respect to which discovery prior to the applicable Closing, as long as such Environmental Condition existed, arises out of conditions or circumstances that occurred or existed, or was caused, in whole or in part, on or prior to the applicable Closing Date

(provided, however, if only caused in part prior to the applicable Closing Date, Seller shall only be responsible for remediating the Environmental Condition to the extent attributable to the part that existed, occurred, arose out of conditions or circumstances that occurred or existed, or was caused, on or prior to the applicable Closing Date, in accordance with Section 9.3(b)(ii)); and (ii) the breach by Seller of any environmental representation or warranty set forth in Section 4.1(o) of this Agreement. Seller's indemnification obligations in this Section 9.2(b) shall include remediating or otherwise resolving, in compliance with all applicable laws (including all Environmental Law), regulations and good industry practice, at its sole cost and expense, any Environmental Condition for which indemnification is granted under this Section 9.2(b).

     Section 9.3 Indemnification Provisions for Benefit of Seller.

     (a) From and after the applicable Closing Date, Purchaser shall indemnify, reimburse, hold harmless and defend Seller and its Affiliates, and their respective officers, directors, employees, and agents (individually, a "Seller Indemnitee" and, collectively, the "Seller Indemnitees") for, from and against all Losses, arising, directly or indirectly, out of : (i) any breach of any representation or warranty of Purchaser contained in this Agreement; (ii) any breach of any covenant of Purchaser set forth in this Agreement; (iii) except for matters relating to any Environmental Condition, which are covered by the indemnification provided for in Section 9.3(b) hereof, any failure of Purchaser to pay, perform or discharge any of its obligations under the Assumed Liabilities or any other obligations or liabilities of Purchaser set forth in this Agreement (excluding the Excluded Liabilities and the New Orleans Lease and any liabilities retained by Seller pursuant to this Agreement), including obligations under the Assumed Contracts or Leases after the applicable Closing or Delayed Closing as applicable and obligations related to the Dunmore Owned Facility, Baltimore Owned Facility and the New Orleans Owned Facility arising from circumstances that occurred after the applicable Closing Date (except as set forth in Section 9.2(a)(iv)), and the New Orleans Sublease; (iv) except for matters relating to any Environmental Condition, which are covered by the indemnification provided for in Section 9.3(b), hereof, directly or indirectly, the ownership, use or operation of the Acquired Assets, including any Improvement constructed after the applicable Closing, but not in compliance with law (unless protected by a grandfather clause), or operated by Purchaser, its Affiliate, officer, director, employee or agent in violation of applicable law, and any repair, alteration, restoration or improvement in connection with each Acquired Facility, arising or accruing after the applicable Closing Date; and
(v) operation of the Business after the applicable Closing (unless due to a negligent act or omission of Seller or anyone acting through or on behalf of Seller ).

     (b) Notwithstanding anything to the contrary contained herein and in addition to the indemnification set forth in Section 9.3(a) above, from and after the applicable Closing Date, Purchaser shall indemnify, reimburse, hold harmless and defend the Seller Indemnitees for, from and against all Losses, arising, directly or indirectly, out of: (i) any Environmental Condition at the Acquired Facilities (or any off-site location related to the business conducted at the Acquired Facilities controlled or owned by Purchaser) which arises after the date of the applicable Closing (unless such Environmental Condition existed, arises out of conditions or circumstances that occurred or existed, or was caused, in whole or in part, on or prior to the applicable Closing Date but then such exclusion shall only be to the extent that Seller is responsible as more particularly set forth in Section 9.2(b)); (ii) for the incremental additional costs of performing remediation with respect to an Environmental Condition but only if and to extent arising directly as a result of the acts or omissions of Purchaser or anyone using the Acquired Facilities after the applicable Closing (except by Seller, its Affiliate, officer, director, employee or agent); or
(iii) any Environmental Condition whether arising before, on or after the applicable Closing Date if caused by Purchaser during its due diligence examination of the Acquired Facilities (provided, however, if only caused in part by Purchaser, Purchaser shall only be responsible for the incremental additional costs of performing remediation with respect to the Environmental Condition to the extent arising directly as a result of the acts or omissions of Purchaser or its agents during Purchaser's due diligence examination). Purchaser's indemnification obligations in this Section 9.3(b) shall include remediating, or otherwise resolving, in compliance with all applicable laws (including Environmental Law), regulations and good industry practice, at its sole cost and expense, any Environmental Condition for which indemnification is granted under this Section 9.3(b).

     Section 9.4 Procedures Relating to Indemnification. In order for an Indemnitee to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made against the Indemnitee, such Indemnitee must notify the party who may become obligated to provide indemnification hereunder (the "Indemnifying Party") in writing, and in reasonable detail, of the claim promptly; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been prejudiced as a result of such failure. After any required notification (if applicable), the Indemnitee shall deliver to the indemnifying party, promptly after the Indemnitee's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the claim. All indemnity provisions for the benefit of Seller or Purchaser shall survive the applicable Closing forever, unless otherwise set forth herein.

     Section 9.5 Time Limitations.

     (a) Seller will have no liability with respect to any representation or warranty unless notice is given to Seller prior to the expiration of the following periods:

          (i) for the representations and warranties set forth in Sections (7)- at any time after the applicable Closing Date; provided that Purchaser shall, with respect to title claims, look first to the coverage of any title insurance policy; or

          (ii) for all other representations and warranties - * after the applicable Closing Date.

     Section 9.6 General Indemnification Provisions.

     (a) An indemnifying party shall not be obligated to provide indemnification until the aggregate amount of Losses subject to its indemnification obligations exceeds * (the "Basket Amount"), provided that once the Basket Amount is exceeded, the indemnifying party shall provide indemnification from the first dollar of such Losses.

----------

* *Material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24-b2.

     (b) If the indemnifying party agrees to defend an Indemnitee and respond to any Environmental Claim, then the following provisions will apply:

          (i) If Seller is the indemnifying party, Purchaser will permit Representatives of Seller to enter onto Purchaser's Facilities at all reasonable times for the purpose of inspection or conducting such environmental tests or remediation as Seller may reasonably desire with respect to the Environmental Claim, all at Seller's expense and in accordance with this Section 9.6;

          (ii) The indemnifying party will provide to the Indemnitee copies of all reports, correspondence and other documents regarding the matter for which an Environmental Claim has been made;

          (iii) The Indemnitee shall have the right, at its option and at its own expense, to participate in and be present at the defense of the Environmental Claim, but not to control the defense, negotiation or settlement thereof, which control shall remain with the indemnifying party.

     (c) If the indemnifying party does not elect to control the defense of an Environmental Claim under paragraph (b) of this Section 9.6, then the indemnifying party shall promptly reimburse the Indemnitee for reasonable expenses, including but not limited to reasonable attorney and paralegal and expert fees and disbursements, incurred by the Indemnitee in connection with defense of any Environmental Claim, as and when the same shall be incurred by the Indemnitee. Any person who has not assumed control of the defense of any Environmental Claim shall have the duty to cooperate with the party which assumed such defense and the terms of this Section 9.6(c) will apply.

     (d) Unless otherwise set forth in the Confidentiality Agreement, dated March 3, 2005 by and between Seller and C&S ("Confidentiality Agreement") (Purchaser agreeing to be bound by its terms as if a signatory), each Party agrees to keep all information received concerning the environmental condition of the Facilities in strict confidence with the same degree of care as it accords to its own confidential information. Except as required by law, neither Party will disclose such information to anyone other than its Representatives, whom each Party agrees to place under the same confidentiality obligation.

     (e) The indemnifying party shall reimburse an Indemnitee for all reasonable attorney, paralegal and expert fees and disbursements incurred in connection with any effort or action to compel an indemnifying party to honor its indemnification obligation.

                                    ARTICLE X
                                   TERMINATION

     Section 10.1 Termination. This Agreement may be terminated by giving written notice to the other Party, subject to the following:

     (a) by mutual written agreement of the Parties and C & S;

     (b) by Seller or Purchaser, if there shall be any order that is final and nonappealable preventing the consummation of the transactions contemplated hereby and the Party seeking to terminate the Agreement pursuant to this Section 10.1(b) has complied in all respects with its obligations under Section 8.7. In such event, the Parties and C&S agree to meet and negotiate in good faith as to how to adapt the Supply Agreement to conform with such order;

     (c) by Seller or Purchaser, on or after October 1, 2005, if the first Closing shall not have occurred by that date, or if all Closings have not occurred by January 1, 2006, provided, in such case, the Parties and C&S agree to negotiate in good faith to work out a solution;

     (d) by Purchaser, if Seller or any of its Affiliates shall have breached or violated in any material respect any of its covenants set forth in this Agreement, and such breach or violation shall not have been cured within (8) (or such longer period as may be necessary to cure the same with due diligence) after written notice thereof has been given by Purchaser to Seller, or if any of Seller's material representations and warranties made herein are not true in any material respects, provided if such breach cannot be cured prior to the applicable Closing, the Parties and C&S will negotiate in good faith to work out a solution;

     (e) by Purchaser, as to any Acquired Facility, in the event any condition(s) to the applicable Closing set forth in Article VI hereof has not been met as to such Acquired Facility and Purchaser has not waived such unmet condition as to such Acquired Facility, or any of the Acquired Facilities shall be damaged or destroyed by casualty, or a condemnation proceeding shall have been initiated with respect to an Acquired Facility, provided that if Purchaser terminates this Agreement as to any such affected Acquired Facility, that portion of the Purchase Price allocated to the affected Acquired Facility will be reduced accordingly, and provided in such event, the Parties and C&S will negotiate in good faith to work out a solution .

     (f) by Seller if Purchaser or any of its Affiliates shall have breached or violated in any material respect any of its covenants set forth in this Agreement, and such breach or violation shall not have been cured within * (or such longer period as may be necessary to cure the same with due diligence) after written notice thereof has been given by Seller to Purchaser or if any of Purchaser's material representations and warranties made herein are not true in any material respects, provided, in such event, the Parties and C&S will negotiate in good faith to work out a solution.

     (g) by Purchaser, as to any Acquired Facility, if Purchaser's due diligence investigations with respect to title or environmental matters relating to such Acquired Facility disclose to Purchaser a condition that will have a material adverse impact on Purchaser's ability to comply with its performance under or obligations under the Supply Agreement, provided that if Purchaser terminates this Agreement as to any such Acquired Facility, the portion of the Pur-

----------

* *Material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24-b2.

chase Price allocated to the Acquired Facility as set forth in Schedule 8.10, will be reduced accordingly, provided, in such event, the Parties and C&S will negotiate in good faith to work out a solution.

     Section 10.2 Effect of Termination. Except as set forth in this Section 10.2, in the event of the termination of this Agreement pursuant to Section 10.1, this Agreement shall forthwith become null and void, there shall be no liability on the part of any Party or any of their respective officers, directors, subsidiaries, Affiliates or associates to any other Party and all rights and obligations of any Party hereto shall cease; provided, however, that the foregoing shall not restrict or otherwise limit the liability of any Party arising out of or relating to such Party's breach of this Agreement.

                                   ARTICLE XI
                           OPERATIONS PENDING CLOSING

     Section 11.1 Pending Operations. From and after the date hereof and continuing until the applicable Closing, Seller, as the case may be, shall (i) continue to operate, maintain and manage the Leased Facilities in accordance with the terms of the Leases, respectively, and, along with the Dunmore Owned Facility, Baltimore Owned Facility and the New Orleans Owned Facility, consistent with past practices, and in accordance with the terms of this Agreement. If Seller receives notice of a code violation prior to the applicable Closing, Seller shall promptly notify Purchaser of the same, and will correct the same prior to the applicable Closing or escrow a reasonable amount with the Title Company at the applicable Closing to cover the cost of such correction; and (ii) operate the Business conducted at the Acquired Facilities in the ordinary course consistent with past practice and shall use all reasonable best efforts to preserve intact its goodwill, keep available the services of its employees and preserve the goodwill and business relationships with its suppliers and others having business relationships with it at the Acquired Facilities. Notwithstanding the preceding sentence, the Parties acknowledge that throughout the transition, Purchaser shall have control over certain aspects of the Business (specifically, the employees) and thus, Seller shall not be in breach of this section if such breach is caused by Purchaser or is otherwise out of the control of Seller. Further, during the aforesaid period, (i) Seller shall not place any liens (unless such lien can be satisfied, bonded over or covered by an indemnity acceptable to the Title Company prior to the applicable Closing) on or encumber the Acquired Facilities or the Acquired Assets or take any action which would cause it to be unable to perform under this Agreement; (ii) Seller shall keep all permits and licenses required for the operations of the Acquired Facilities and the Acquired Assets and which are in Seller's name in full force and effect to the extent required by law; (iii) Seller will not enter into any new service contract with respect to the Acquired Facilities and the Acquired Assets unless same shall be cancelable for any reason or no reason at all and without penalty by Seller upon thirty (30) days notice or less; (iv) Seller shall maintain all insurance policies now affecting the Acquired Facilities and the Acquired Assets (and which are presently maintained by Seller) in full force and effect and pay all premiums and charges required thereunder provided that such policies remain available at commercially reasonable rates and provided further that Seller may substitute the existing insurance policies with a substantially similar policy or policies including through another insurer of comparable rating; (v) Seller shall not sell, lease, sublease, transfer, mortgage or pledge any of the Acquired Facilities and the Acquired Assets (except to reduce inventory levels consistent with this Agreement); (vi) Seller will not amend, modify or terminate (unless required by the lease through no fault or action of Seller) any of the Leases, and shall pay all amounts and perform all obligations under each such Lease; and (vii) Seller shall provide Purchaser with copies of any and all default or other notices from landlords or other parties concerning the Leases or the premises covered by such Leases that will have a material impact on Purchaser's use of the Leases, and Seller shall use good faith efforts to provide all notices concerning the Leases or the premises to Purchaser.

                                  ARTICLE XII
                                   DEFINITIONS

     Section 12.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Acquired Assets" shall have the meaning specified in Section 1.1.

     (b) "Acquired Facilities" shall have the meaning specified in the preamble to this Agreement.

     (c) "Actual Cost" means the amount paid by Seller for any item contained in the Transferred Inventory or Non-Acquired Facilities Inventory as reflected on Seller's books and records, which amount shall not include any earned cash discounts and retail billbacks.

     (d) "Affected Employees" shall mean all individuals who are employed by Seller or any of its Affiliates at the Acquired Facilities on the date of the applicable Closing.

     (e) "Affiliate" shall mean, as to any entity, any person or entity that directly or indirectly controls, is controlled by, or is under common control with such first entity. For purposes of the foregoing definition, "control" means the power to direct the business policies and affairs of an entity whether by reason of ownership of voting securities, by control or otherwise.

     (f) "Applicable Law" shall mean all applicable laws, statutes, orders, rules, regulations, policies or guidelines promulgated, or judgments, decisions or orders entered by any Governmental Authority.

     (g) "Assumed Collective Bargaining Agreements" shall mean the collective bargaining agreements listed on Schedule 12.1(g) hereto, true and complete copies of which are attached to such schedule.

     (h) "Assumed Contracts shall mean the equipment leases and other contracts itemized on Exhibit B-1 hereto.

     (i) "Assumed Liabilities" shall have the meaning specified in Section 3.2. The amount of each Assumed Liability which is a fixed amount shall be set forth with its respective Assumed Contract on Exhibit B-2.

     (j) "Baltimore Deed"

     (k) "Baltimore Facility Lease" shall mean the lease for the facility located at Baltimore, Maryland.

     (l) "Baltimore Facility Lease Assignment" shall have the meaning specified in Section 1.1(g).

     (m) "Baltimore Owned Facility"

     (n) "Business" shall mean the warehousing and transportation operations currently conducted at and from the Acquired Facilities.

     (o) "Closing" shall have the meaning specified in Section 7.1.

     (p) "Closing Date" shall mean the date on which the applicable Closing occurs.

     (q) "Contribution Period" shall have the meaning specified in Section
3.3(d).

     (r) "Conveyance Taxes" shall have the meaning specified in Section 8.8.

     (s) "Damaged Equipment" shall have the meaning specified in Section 4.1(h).

     (t) "Delayed Closing" shall have the meaning specified in Section 7.1.

     (u) "Dunmore Deed" shall have the meaning specified in Section 7.2(b).

     (v) "Dunmore Owned Facility" shall have the meaning specified in the preamble to this Agreement.

     (w) "Edison Facility" shall mean the facility located in Edison, New
Jersey.

     (x) "Environmental Claim" shall mean (A) any notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (i) the presence, or release into the environments of any Material of Environmental Concern at any location, whether or not owned by Seller or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; or (B) any claim pursuant to Section 9.2(b) or Section 9.3(b) of this Agreement.

     (y) "Environmental Condition" shall have the meaning specified in Section 9.2(b).

     (z) "Environmental Law" shall mean all federal, state and local laws, regulations, rules and ordinances, as well as all common law theories of liability, relating to contamination, pollution or protection of the environment or human health or safety in relation thereto, including, without limitation, laws relating to Releases or threatened Releases of Materials of Environmental Concern into the indoor or outdoor environment (including, without limitation, am-bient air, surface water, groundwater and surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Materials of Environmental Concern, and all laws and regulations with regard to record keeping, notification, disclosure and reporting requirements respecting Materials of Environmental Concern, and all laws relating to endangered or threatened species of fish, wildlife and plants.

     (aa) "Equipment Assets" shall have the meaning specified in Section 1.1(c).

     (ab) "ERISA" shall have the meaning set forth in Section 3.3(a).

     (ac) "ERISA Affiliate" shall have the meaning specified in Section 3.1.

     (ad) "Excluded Assets" shall have the meaning specified in Section 1.1.

     (ae) "Excluded Liabilities" shall have the meaning specified in Section
3.1.

     (af) "Fair Market Price" shall have the meaning specified in Section 8.16.

     (ag) "Freshtown Facility" shall mean the facility located at Freshtown, New York.

     (ah)"Governmental Authority" shall mean any foreign, federal, state, local or other governmental, administrative or regulatory authority, body, agency, court, tribunal or similar entity.

     (ai) "Improvements" shall mean all buildings, structures and other improvements included within each Acquired Facility.

     (aj) "Incremental Facility Use Expenses" shall mean any incremental cost, expense or liability (including, without limitation, any rental payment for temporary facilities or replacement facilities, severance payment, additional labor or transportation cost or similar charge) that C&S reasonably incurs in order to perform its obligations under the Supply Agreement as a result, directly or indirectly, of Seller's failure to deliver at the applicable Closing the full use of the Acquired Facilities (including, without limitation, due to remediation, casualty or destruction of any Acquired Facility) and which incremental cost, expense or liability would not have been incurred had such Acquired Facility been fully and completely available for use by Purchaser.

     (ak) "Indemnitee" shall mean any of the Purchaser's Indemnitees or Seller's Indemnitees.

     (al) "Inventory List" shall have the meaning specified in Section 8.3.

     (am) "Islip Facility Lease" shall mean the lease for the facility located at Islip, New York.

     (an) "Islip Facility Lease Assignment" shall have the meaning specified in
Section 1.1(f).

     (ao) "Knowledge" shall mean the knowledge of any director level, vice president or more senior officer of Seller or Purchaser, as applicable.

     (ap) "Leased Facilities" shall mean the Islip Leased Facility, Baltimore Leased Facility and the New Orleans Leased Facility.

     (aq) "Leases" shall have the meaning specified in Section 4.1(e)(viii)(1).

     (ar) "Liens" shall mean any lien, charge, claim, pledge, covenant, security interest, conditional sale agreement or other title retention agreement, lease, mortgage, judgment, tax, assessment, restriction, reservation, reversion, license, security agreement, option, right to purchase or other encumbrance, other than the Permitted Encumbrances and exclusive of the lien for any public improvement which may be paid in installments in connection with or as part of bills from public authorities for taxes which are not yet due and payable.

     (as) "Litigation" shall have the meaning specified in Section 4.1(j).

     (at) "Losses" shall have the meaning specified in Section 9.2.

     (au) "Material Assumed Contracts" shall have the meaning specified in
Section 6.1(c).

     (av) "Material Handling Equipment" shall mean equipment used to move product from place to place within a warehouse, including but not limited to fork lifts and pallet jacks.

     (aw) "Materials of Environmental Concern" shall mean any toxic, hazardous, radioactive, caustic or dangerous substances, wastes, chemicals, pollutants or contaminants or any other substances that are defined as any of the above by, or regulated as such under, any Environmental Law, including, without limitation, petroleum, petroleum products and asbestos; and any fungi, mold, bacteria or other organic or inorganic matter that is injurious to human health.

     (ax) "Multiemployer Pension Plans" shall have the meaning specified in
Section 4.1(p)(ii).

     (ay) "New Orleans Facility Lease" shall mean the lease for the facility located at New Orleans, Louisiana.

     (az) "New Orleans Deed" shall have the meaning specified in Section 7.2(c).

     (ba) "New Orleans Sublease" shall have the meaning specified in Section 1.1(h).

     (bb) "New Orleans Owned Facility" shall have the meaning set forth in the preamble to this Agreement.

     (bc) "Non-Acquired Facilities Inventory" shall have the meaning specified in Section 8.4.

     (bd) "Out-of-Code Merchandise" shall mean merchandise that C&S cannot reasonably sell and deliver to Seller within the code dates set forth in the Supply Agreement.

     (be) "Owned Facilities" shall mean the Dunmore Owned Facility, Baltimore Owned Facility and the New Orleans Owned Facility.

     (bf) "PBGC" shall have the meaning specified in Section 3.3(d).

     (bg) "Permitted Encumbrances" shall mean with respect to the Acquired Facilities, the standard exclusions in the form of owner's policy of title insurance (or leasehold title insurance policy, as the case may be), provided however that the Title Company deletes such exceptions upon receipt of the standard form of Owner's (or Lessee's) Affidavit; (ii) with respect to the Acquired Facilities, such matters of record as would be disclosed by a current and accurate survey and inspection of the Real Property that do not, individually or in the aggregate, materially impair the value or intended use of the Acquired Facilities; (iii) liens for taxes not due and payable on or before the applicable Closing Date; (iv) with respect to the Acquired Facilities, all recorded easements, covenants, restrictions, reservations, rights-of-way and other similar matters of record as of the date of Seller's execution of this Agreement, provided the same do not, individually or in the aggregate, materially impair the value or intended use of the Acquired Facilities; (v) mechanics' liens and other like Liens imposed by law arising or incurred in the ordinary course of business consistent with past practice with respect to amounts not yet due (provided that such amounts arising or accruing prior to the relevant Closing Date shall be Excluded Liabilities), and provided that Title Company deletes such exceptions upon receipt of the standard form of Owner's or Lessee's Affidavit and/or an indemnity.

     (bh) "Procurement Conversion Date" shall mean August 28, 2005 with respect to the Baltimore Leased Facility and the Baltimore Owned Facility; September 18, 2005 with respect to the Islip Leased Facility; October 2, 2005 with respect to the New Orleans Owned and Leased Facilities; and October 16, 2005 with respect to the Dunmore Owned Facility.

     (bi) "Purchase Price" shall have the meaning specified in Section 2.1(a).

     (bj) "Purchaser Indemnitee" and "Purchaser Indemnitees" shall have the meanings specified in Section 9.2.

     (bk) "Readily Saleable Merchandise" shall mean merchandise that (i) is not Out-Of-Code Merchandise and (ii) in C&S' reasonable judgment based upon C&S' previous experience, C&S can resell promptly without discounts to Seller.

     (bl) "Related Agreements" shall have the meaning specified in the preamble to this Agreement.

     (bm) "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater, and surface or subsurface strata) or into or out of any property, including the movement of Materials of Environmental Concern through or in the air, soil, surface water or groundwater.

     (bn) "Rent" shall have the meaning specified in Section 8.9(b)(i).

     (bo) "Seller Indemnitee" and "Seller Indemnitees" shall have the meanings specified in Section 9.3.

     (bp) "Straddle Period" shall mean any taxable period beginning before the applicable Closing Date and ending after the applicable Closing Date.

     (bq) "Supply Agreement" shall have the meaning specified in the preamble to this Agreement.

     (br) "Tax" shall mean any foreign, federal, state or local income, gross receipts, franchise, license, severance, occupation, premium, environmental (including taxes under Code Section 59A), customs duties, profits, disability, registration, alternative or add-on minimum, estimated, withholding, payroll, employment, unemployment insurance, social security (or similar), excise, sales, use, value-added, occupancy, franchise, real property, personal property, business and occupation, mercantile, windfall profits, capital stock, stamp, transfer, workmen's compensation, litter control, or other tax, fee or imposition of any kind whatsoever, including any interest, penalties, additions, assessments or deferred liability with respect thereto, whether disputed or not.

     (bs) "Tax Return" shall mean any return, report, declaration, claim for refund, estimate, election, or information statement or return relating to any Tax, including any schedule or attachment thereto, and any amendment thereof.

     (bt) "Title Company" shall have the meaning specified in Section 6.1(e).

     (bu) "Transferred Inventory" shall mean the inventory specified in Section 1.1(a).

     (bv) "Transition Fee" shall have the meaning specified in Section 8.15.

     (bw) "Utility Charges" shall have the meaning specified in Section 8.9(a)(ii).

                                  ARTICLE XIII
                                  MISCELLANEOUS

     Section 13.1 Entire Agreement. This Agreement, together with the exhibits hereto and the documents referred to herein, including, without limitation, the Related Agreements, constitutes the entire agreement of the Parties and C&S with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between C&S and the Parties hereto with respect to the subject matter hereof. The Supply Agreement is incorporated herein by reference and made a part hereof.

     Section 13.2 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transaction contemplated hereby shall be borne by the Party or such Party's Affiliates incurring the same.

     Section 13.3 No Recording of Agreement. Neither this Agreement nor any description of any of the transactions contemplated by this Agreement shall be recorded in the public records in any jurisdiction without the prior written consent of all Parties. Notwithstanding the foregoing: (i) the Parties may deliver copies of this Agreement (or descriptions of the transactions contemplated hereby) to any Governmental Authority the consent of which is required to consummate the transactions contemplated by this Agreement; and (ii) within thirty (30) days prior to the applicable Closing, the Parties may file notices of settlement in the real estate records of the location of any of the Acquired Facilities with respect to the contemplated transfer of each of the Acquired Facilities to Purchaser.

     Section 13.4 No Brokers. Each Party represents and warrants to the other Party that it has not dealt with any person (including any real estate broker) in a way that would entitle such person to any broker's fee, finder's fee, commission or similar payment in connection with the execution and delivery of this Agreement or any Related Agreement or the consummation of the transactions contemplated by this Agreement or any Related Agreement. Each Party hereby agrees to defend, indemnify and hold the other Parties harmless from any liabilities for brokerage commissions or similar payments that are determined to be due as a result of the dealings of the indemnifying Party with such other persons.

     Section 13.5 Amendments. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of Seller, Purchaser and C&S.

     Section 13.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, recognized overnight delivery service, or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 13.6).

                  If to Purchaser:

                  Ocean Logistics LLC
                  7 Corporate Drive
                  Keene, NH  03431
                  Attn:  Richard B. Cohen, Chief Executive Officer
                  Phone:  (603) 354-4600
                  Fax: (603) 354-4692

                  With a copy to:

                  Mark Gross
                  President, Chief Financial Officer and General Counsel
                  Phone:  (603) 354-4604
                  Fax:  (603) 354-4692
                  Carl G. Wistreich
                  Senior Vice President, Legal and Human Resources
                  Phone:  (603) 354-4616

                  Fax:  (603) 354-4694

                  If to Seller:

                  The Great Atlantic & Pacific Tea Company, Inc.
                  2 Paragon Drive
                  Montvale, NJ  07654
                  Attn:  Mitchell P. Goldstein

                  With a copy to:

                  Robert Volosin, Vice President Real Estate
                  470 Chestnut Ridge Road
                  Woodcliff Lake, NJ 07677
                  Phone:  (201) 571.4802
                  Fax:  (201) 571.4821

                  and

                  Dina Willner, Group Counsel
                  470 Chestnut Ridge Road
                  Woodcliff Lake, NJ 07677
                  Phone: (201) 571-4871
                  Fax: (201) 571.4879

                  and

                  The Great Atlantic & Pacific Tea Company, Inc.
                  90 Delaware Avenue
                  PO Box 2475
                  Patterson, NJ 07509-2475
                  Attn:  Senior Vice President of Supply and Logistics

     Section 13.7 Binding Effect; C&S Guaranty.

     (a) This Agreement shall be binding upon and inure to the benefit of Seller, Purchaser, C&S and their respective successors and assigns, but no rights, interest or obligation of either Party herein may be assigned without the prior written consent of the other except by Purchaser to C&S for any reason or to an Affiliate with respect to real estate matters only, provided Purchaser notifies Seller within five (5) days of the applicable Closing.

     (b) C&S hereby agrees that it is jointly and severally liable for the performance, obligations and liabilities of Purchaser set forth herein, and C&S further agrees to indemnify, defend and hold Seller harmless from any and all Losses accruing hereunder for a breach or default by Purchaser of an obligation set forth herein or arising hereunder, including Purchaser's obligations consistent with this Agreement, accruing under the Leases from and after the applicable Closing Date and under the New Orleans Sublease or accruing due to a breach or default by Purchaser with regard to the provisions relating to Affected Employees or Assumed Collec-tive Bargaining Agreements set forth in this Agreement. Seller may enforce this guaranty without first proceeding against Purchaser. Notwithstanding the remainder of this provision, C&S shall be entitled to all defenses and benefits of this Agreement of Purchaser. This guaranty shall survive the Closings.

     Section 13.8 Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, all by the Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any Party may execute this Agreement by facsimile signature and the other Parties shall be entitled to rely on such facsimile signature as conclusive evidence that this Agreement has been duly exercised by such Party.

     Section 13.9 No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon an other person any legal or equitable right, benefit or remedy of any nature whatsoever.

     Section 13.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transaction contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any herein or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are implemented as originally contemplated to the greatest extent possible.

     Section 13.11 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 13.12 Bulk Sales Indemnity. Seller at Seller's election shall either (i) comply with the provisions of the Uniform Commercial Code in effect which relate to the bulk transfer of assets; or (ii) or elect not to comply in which case, Purchaser waives compliance by Seller with the provisions of the Uniform Commercial Code in effect which relate to the bulk transfer of assets and Seller agrees to defend, indemnify and hold harmless Purchaser and its Affiliates from and against any and all losses, damages, costs and expenses, including reasonable attorneys' fees, suffered by Purchaser or its Affiliates by reason of or arising from Seller's failure to comply with the applicable bulk sales law. Nothing stated herein shall diminish Seller's obligations pursuant to
Section 8.8 of this Agreement, including paying its share of any bulk sales tax.

     Section 13.13 Public Announcement. None of Seller, C&S or Purchaser shall make any public announcement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, except announcements which are required by law or Seller's New York Stock Exchange listing agreement. Notwithstanding the preceding sentence, Seller and Purchaser may have discussions with the unions with respect to the transac-tions contemplated by this Agreement, provided that the Parties continue to notify one another and coordinate with one another with respect to any such discussions. The Parties acknowledge that Seller has notified the unions and Seller's employees of the transactions contemplated by this Agreement. Nothing stated in this Section shall diminish or otherwise alter neither Seller's nor Purchaser's obligations and rights pursuant to the Confidentiality Agreement.

     Section 13.14 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

     Section 13.15 Dispute Resolution.

     (a) Any controversy, claim, or dispute between the Parties, directly or indirectly, concerning this Agreement or the breach hereof, or the subject matter hereof, including questions concerning the scope and applicability of this arbitration clause, shall be finally settled by arbitration in New York City pursuant to the rules then applying of the American Arbitration Association, with the sole exception as envisioned in Section 9.6(d). The arbitrators shall consist of one party representative selected by Seller, one party representative selected by Purchaser and one neutral representative selected jointly by the first two arbitrators. The party arbitrators shall be selected within 20 days after the commencement of the arbitration proceeding, and the neutral arbitrator shall be selected within 20 days of the appointment of the last party arbitrator. The parties agree that the arbitrators' Award shall be duly made in writing within thirty (30) days after the hearings in the arbitration proceedings are closed, and that an Award agreed upon by any two of the arbitrators shall be binding and conclusive on all of the Parties to this Agreement. The arbitrators shall have the right and authority to assess the cost of the arbitration proceedings and to determine how their decision as to each issue or matter in dispute may be implemented or enforced.

     (b) Judgment upon the Award may be sought and entered in any competent federal or state court located in the United States of America. An application may be made to such court for confirmation of the Award and for any other equitable or legal remedies that may be necessary to effectuate such Award or otherwise preserve any rights for which no adequate remedy at law exists.

     (c) The Parties understand and agree that they hereby are giving up and waiving any claim or right to litigate in court or by a jury trial, unless or to the extent that such rights are specially provided for under this Agreement or cannot be waived under applicable law.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Parties and C&S have caused this Agreement to be executed by their duly authorized officers as of the date and year first set forth above.


                           THE GREAT ATLANTIC AND PACIFIC TEA COMPANY, INC. (on behalf of itself and any subsidiaries who are Parties to this Agreement)



                          By:
                              -----------------------------------------------
                              Name:
                              Title:



                           OCEAN LOGISTICS LLC



                          By:
                              -----------------------------------------------
                              Name:
                              Title:



                           For the limited purposes and as guarantor:

                          C&S WHOLESALE GROCERS, INC.



                          By:
                              -----------------------------------------------
                              Name:
                              Title:

                                    Exhibit C
                 Legal Description of the Dunmore Owned Facility

                          METES AND BOUNDS DESCRIPTION
                         LOT 1, BLOCK 1, SECTION 136.03
                                 BOROUGH DUNMORE
                 LACKAWANNA COUNTY, COMMONWEALTH OF PENNSYLVANIA

The surface or right of soil of that certain lot, piece, parcel, or tract of land situate, lying, and being in the Borough of Dunmore, County of Lackawanna and Commonwealth of Pennsylvania, bounded and described as follows, it wit:

BEGINNING at a point in the division line between lands now or formerly of Hudson Coal Company, a Maine Corporation, and lands formerly of the Pennsylvania Coal Company, marking the Southerly corner of lands conveyed by The Hudson Coal Company, a Pennsylvania corporation, to Frank Urso and wife, by deed dated October 21, 1955, and recorded in the office for the recording of deeds in and for Lackawanna County in Deed Book 550 at page 592, said point of beginning being distant seven hundred six and eight tenths (706.8) feet, measured along said division line on a course of South fifty-two degrees twenty minutes East (S 52(degree) 20' E) from its intersection with the Southeasterly line of North Blakely Street, also known as "O'Neill Highway", extension of Legislative Route #168; thence along the Southeasterly line of lands of Frank Urso, and other lands formerly of Hudson Coal Company, a Maine corporation, North thirty-seven degrees forty minutes East (N 37(degree) 40' E) six hundred seventy-two and sixty-nine one hundredths (672.69) feet to a point on line of lands formerly of Pennsylvania Coal Company (now owned by Scranton Lackawanna Industrial Building Company "SLIBCO"); thence along the Southwesterly line of said SLIBCO lands, South fifty-three degrees sixteen minutes East (S 53(degree) 16' E) one thousand four hundred thirty-nine and twenty-one one-hundredths (1439.21) feet to a corner; thence still along lands formerly of Pennsylvania Coal Company, South thirty-seven degrees forty minutes West (S 37(degree) 40' W) six hundred ninety-six and forty-five one-hundredths (696.45) feet to a point on line of lands now or formerly of the Pennsylvania Coal Company; thence along the division line between lands formerly of Hudson Coal Co., a Maine corporation, and lands formerly of the Pennsylvania Coal Company, North fifty-two degrees twenty minutes West (N 52(degree) 20' W) one thousand four hundred thirty-nine and seven one-hundredths (1439.07) feet to the point of beginning.

Containing 22.616 acres, more or less, of surface.

PREMISES ALSO DESCRIBED according to a survey made by Joseph J. Wright, PLS, of Control Point Associates, Inc., dated February 13, 2001.

Beginning at a point being the southernmost corner of the herein described premises, said point being located in the Northeasterly line of lands conveyed to Gould Investors, Inc., as recorded in Deed Book 1096, Page 76, said beginning point being the same beginning point described in a Deed conveying the herein described premises to The Great Atlantic and Pacific Tea Company, Inc. as recorded in Deed Book 827, Page 640, and from said point of beginning running, thence;

1. Along the Southeasterly line of lands now or formerly Dunmore Hospitality Group, Inc. and lands now or formerly Price Chopper Operating Company of PA, North 37 degrees 40 minutes 00 seconds East, a distance of 673.39 feet to a rebar found, thence;

2. Along the Southwesterly line of lands now or formerly Scranton Lackawanna Industrial Building Company, South 53 degrees 37 minutes 25 seconds East, a distance of 1,432.95 feet to a point, thence;

3. Along the Northwesterly line of lands now or formerly Fruehauf Trailer Services, South 37 degrees 12 minutes 56 seconds West, a distance of 696.45 feet to an iron pin found on the Northeasterly line of lands now or formerly John J. Develcio, thence;

4. Along the Northeasterly side of said Develcio and said also lands now or formerly Bell Telephone Company, and lands now or formerly the aforementioned Gould Investors, Inc., North 52 degrees 42 minutes 04 seconds West, a distance of 1,438.10 feet to the point and place of beginning.

     CONTAINING 983,128 SQUARE FEET OR 22.570 ACRES OF LAND, MORE OR LESS.

                                   Exhibit C-1
                 Legal Description of the Islip Leased Facility


                     Islip Leased Facility Legal Description



     ALL that certain plot, piece or parcel of land, situate, lying and being in Central Islip, Town of Islip, County of Suffolk, and State of New York, more particularly bounded and described as follows:



     BEGINNING at the intersection of the Easterly side of Lowell Avenue (Centre Avenue) and the southerly line of land of the Long Island Railroad (Main Line);



     RUNNING Thence along the southerly line of land and the Long Island Railroad, North 74 degrees 56 minutes 40 seconds East 2630.93 feet to the westerly line of Map of Pinewood Manor No. 3, filed 6/18/26 as Map No. 252;



     THENCE along said land South 07 degrees 40 minutes 00 seconds East, 780.32 feet to the northerly line of land as shown on Map of Evergreen Park filed 1/26/54 as Map No. 2163;



     THENCE along said last mentioned land and along the northerly line of Boulevard Avenue (66 feet wide) South 82 degrees 20 minutes 00 seconds West
943.08 feet to a point on the westerly side of Boulevard Avenue;



     THENCE along the Westerly line of Boulevard Avenue South 07 degrees 40 minutes 00 seconds East 259.03 feet to a point on the northerly line of Map of City lots tract filed 2/1871 as Map No. 35;



     THENCE along said last mentioned land South 82 degrees 20 minutes 00 seconds West 1666.00 feet to a point on the easterly line of Lowell Avenue;



     THENCE along the easterly line of Lowell Avenue North 07 degrees 40 minutes

00 seconds West 482.00 feet to a point;



     THENCE North 82 degrees 20 minutes 00 seconds East 125.00 feet to a point;



     THENCE North 07 degrees 40 minutes 00 seconds West 216.00 feet to a point;



     THENCE South 82 degrees 20 minutes 00 seconds West 125.00 feet to a point on the westerly side of Lowell Avenue;



     THENCE along the westerly side of Lowell Avenue North 07 degrees 40 minutes 00 seconds West 3.00 feet to the point or place of beginning.

                                   Exhibit C-2
               Legal Description of the Baltimore Leased Facility


                   Baltimore Leased Facility Legal Description




     PARCEL I


     BEGINNING at a rebar found at a point being the intersection of the westerly right-of-line of Halethorpe Farms Road (60 foot wide right-of-way), with the southerly right-of-way line of Hollins Ferry Road (f.k.a. Canco Road, 60 foot wide right-of-way), and from said point of beginning running, thence:


1. Along the westerly right-of-way line of Halethorpe Road, South 20 degrees 18 minutes 00 seconds East, a distance of 1,210.00 feet to a point, thence;


2. Along the dividing line between Parcel 275 and Parcel 809, lands now or formerly Schmitt/Barnes, LLC, South 69 degrees 42 minutes 00 seconds West, a distance of 890.69 feet to a point, thence;


     Running the following courses and distances along the dividing line between Parcel I as described herein and Parcel III as further described below, both parcels having been conveyed to The Great Atlantic & Pacific Tea Company as recorded in Liber 7790 folio 127:


3.   Along the arc of a non-tangent curve to the right, having a radius of
     271.01 feet, turning a central angle of 41 degrees 54 minutes 21 seconds, an arc length of 198.22 feet, a chord bearing north 41 degrees 15 minutes 10 seconds west and a chord distance of 193.83 feet to a point of tangency, thence;


4. North 20 degrees 18 minutes 00 seconds West, a distance of 994.03 feet to a point on the southerly right-of-way line of a cul de sac located at the westerly terminus of the above mentioned Hollins Ferry Road, thence:


     The following courses and distances along the southerly right-of-way line of said Hollins Ferry Road:


5. Along the arc of a non-tangent curve to the left, having a radius of 75.00 feet, turning a central angle of 20 degrees 12 minutes 53 seconds, an arc length of 26.45 feet, a chord bearing North 29 degrees 36 minutes 13 seconds East and a chord distance of 26.32 feet to a point of reverse curvature, thence:


6. Along the arc of a curve to the right, having a radius of 50.00 feet, turning a central angle of 50 degrees 12 minutes 29 seconds, an arc length of 43.82 feet, a chord bearing North 44 degrees 35 minutes 45 seconds East and a chord distance of 42.43 feet to a point of tangency,

7. North 69 degrees 42 minutes 00 seconds East, a distance of 901.45 feet to the point and place of BEGINNING.


     PARCEL III


     BEGINNING at a point on the southerly right-of-way line of a cul de sac located at the westerly terminus of Hollins Ferry Road (f.k.a. Canco Road, 60 foot wide right-of-way), said point also being the terminus of the fourth course of the above described Parcel I, and from said point of beginning running, thence; the following two (2) courses and distances along the dividing line between the herein described Parcel III and the above described Parcel I:


l. South 20 degrees 18 minutes 00 seconds east, a distance of 994.03 feet to a point of curvature, thence;


2. Along the arc of a curve to the left, having a radius of 271.01 feet, turning a central angle of 41 degrees 54 minutes 21 seconds, an arc length of 198.22 feet, a chord bearing South 41 degrees 15 minutes 10 seconds East and a chord distance of 193.83 feet to a point, thence:


3. Along the dividing line between Parcel 275 and Parcel 809, lands now or formerly Schmitt/Barnes, LLC, South 69 degrees 42 minutes 00 seconds West, a distance of 882.48 feet to a rebar found, thence;


     The following courses and distances along the dividing line between Parcel 275 and Parcel 306 lands now or formerly CSX Transportation, Inc.:


4. North 81 degrees 30 minutes 40 seconds West, a distance of 126.92 feet to a rebar found, thence;


5. North 69 degrees 35 minutes 15 seconds West, a distance of 251.30 feet to a rebar found, thence;


6. North 13 degrees 27 minutes 00 seconds West, a distance of 338.45 feet to a point, thence;


7. North 19 degrees 43 minutes 15 seconds East, a distance of 124.38 feet to a point, thence;


8. North 61 degrees 57 minutes 45 seconds East, a distance of 342.55 feet to a rebar found, thence;


9. North 37 degrees 53 minutes 45 seconds East, a distance of 405.92 feet to a point, thence;


10. North 09 degrees 53 minutes 30 seconds East, a distance of 339.71 feet to a point, thence;


11. North 69 degrees 42 minutes 00 seconds East, a distance of 33.06 feet to a point on the right-of-way line of the above mentioned cul de sac located at the westerly terminus of Hollins Ferry Road, thence;


12. Along said cul de sac, on the arc of a non-tangent curve to the left, having a radius of 75.00 feet, turning a central angle of 96 degrees 24 minutes 43 seconds, an arc length of 126.22 feet, a chord bearing North 87 degrees 54 minutes 35 seconds East, a distance of 111.84 feet to the point and place of BEGINNING.

                                   Exhibit C-3
              Legal Description of the New Orleans Leased Facility


                     NEW ORLEANS WAREHOUSE LEGAL DESCRIPTION

That certain leasehold estate created by the Lease affecting the following described property:

     Tract 1

     A certain piece or portion of ground situated in the Parish of Jefferson, State of Louisiana, in Section 47, Township 12 South, Range 10 East, Southeast Land District, East of the Mississippi River, being portions of Lots 10, 11 and 12 of the subdivision of LaBarre Plantation, as shown on plan of A. D'Hemecourt, dated May 9, 1836, which said piece or portion of ground is more particularly delineated on survey of F.G. Stewart, Civil Engineer and Surveyor, dated March 24, 1966, according to which said piece or portion of ground measures as follows, to-wit:

     Beginning at the point at which the Easterly line of Lot 10 intersects the Northerly line of Jefferson Highway, Louisiana State Highway #1; thence in a Westerly direction along said Northerly line of Jefferson Highway for a distance of 29.44 feet to point A, the point of beginning; thence in a Northerly direction along a line parallel to and lying 29 feet westerly from the Easterly line of said Lot 10 for a distance of 1044.42 feet to point D; thence at an interior angle of 90 degrees for a distance of 373 feet in a Westerly direction to point C; thence at an interior angle of 90 degrees for a distance of 1109.48 feet along a line parallel to and lying 18 feet Westerly from the Westerly line of Lot 11 to point B on the Northerly line of Jefferson Highway; thence in an Easterly direction for a distance of 378.67 feet along the Northerly line of said Jefferson Highway to point A, the point of beginning.

     Tract 2 - Right of Way and Passage

     A certain piece or portion of ground, situated in Jefferson Parish, State of Louisiana, in Section 47, Township 12 South, Range 10 East, Southeast Land District of Louisiana, East of the Mississippi River, being a portion of a certain lot designated by the Number 10 of the Sub-division of LaBarre Plantation, as shown on plan of A. D'Hemecourt, dated May 9, 1836, which said piece or portion of ground is for the free and unobstructed use of a right of way and passage, whether by motor vehicle, carriage, wagon or otherwise on, over and across the property more particularly described as follows:

     Beginning at a point of intersection of the Easterly line of aforesaid Lot 10 with the Northerly line of Jefferson Highway (State Highway No. 1); thence North 20(degree)00' 40" East for a distance of 1039.35 feet along the Easterly line of Lot 10; thence North 69(degree) 59' 20" West for a distance of 29 feet; thence South 20(degree) 00' 40" West a distance of 1044.42 feet to the Northerly line of Jefferson Highway; thence South 79(degree) 53' 00" East a distance of 29.44 feet to the point of beginning.

     The portion of ground hereinabove described is more fully shown on plan prepared by R.P. Rordam, Civil Engineer, dated New Orleans, Louisiana, July 22, 1949, revised December 18, 1949 and October 9, 1950, and on plan prepared by F.G. Stewart, Civil Engineer and Surveyor, dated New Orleans, Louisiana, March 24, 1966.

                                   Exhibit C-4
               Legal Description of the New Orleans Owned Facility

                              PROPERTY DESCRIPTION

     A certain piece or portion of ground situated in the Parish of Jefferson, State of Louisiana, being a portion of a larger tract of land known as Elmwood Plantation in Section 43, Township 13 South, Range 10 East of the St. Helena Meridian, east of the City of Harahan and north of Jefferson
     Highway:

     Which said portion of ground is designated as Lot "AP-2" on plan of subdivision made by J. J. Krebs & Sons, C.E. & S., dated March 16, 1977 approved by the Jefferson Parish Council on April 14, 1977, being a resubdivision of Lot "AP-1", under Ordinance No. 12815, duly registered in COB 890, folio 810, on April 25, 1977 and according to which the said lot "AP-2" is described and measures as follows:

     Commencing at the intersection of the boundary line between Section 43 and
     Section 44 and the original northwesterly line of the Jefferson Highway; thence along the original northwesterly line of the Jefferson Highway South 30 degrees 7 minutes 4 seconds West, a distance of 628.33 feet to a Point of Beginning; thence continuing along the northwesterly line of the Jefferson Highway South 30 degrees 7 minutes 4 seconds West a distance of
     412.58 feet to a point; thence North 47 degrees 26 minutes 11 seconds West a distance of 586.77 feet to a point; thence along the arc of a curve to the left having a radius of 309.62 feet a distance of 455.25 feet; thence North 48 degrees 50 minutes 6 seconds West a distance of 4.45 feet to the intersection of the southeasterly line of a right-of-way to the Illinois Central Railroad Co.; thence along said southeasterly right-of-way line North 41 degrees 9 minutes 54 seconds East a distance of 322.58 feet to a point; thence continuing along said southeasterly right-of-way line measuring along the arc of a curve to the right having a radius of 580.37 feet a distance of 114.91 feet to a point of compound curve; thence continuing along said right-of-way measuring along the arc of a second curve to the right having a radius of 373.06 feet a distance of 206.72 feet to a point; thence continuing along said right-of-way line North 84 degrees 15 minutes 30 seconds East a distance of 58.47 feet to a point on the southwesterly property line of the property now or formerly belonging to Max Tobins and Morris E. Burke; thence along said southwesterly property line South 48 degrees 53 minutes 00 seconds East a distance of 682.66 feet to the Point of Beginning.

     Being a part of the same property acquired by the Great Atlantic & Pacific Tea Company, Inc. from the Illinois Central Railroad Company by act before Frederick A. Kullman, Notary Public, dated February 28, 1967 and duly registered in COB 653, folio 162 under Entry #386868 on March 8, 1967, Parish of Jefferson, State of Louisiana.

                                   Exhibit C-5
                  Legal Description of Baltimore Owned Facility


     BEGINNING FOR THE SAME, AT A POINT, IN THE WESTERLY RIGHT OF WAY LINE OF HALETHORPE FARMS ROAD, SAID POINT BEING LOCATED SOUTH 20 DEGREES 18 MINUTES EAST
148.00 FEET FROM THE CENTER LINE OF FOUR TRACKS OF THE BALTIMORE AND OHIO RAILROAD COMPANY'S MAIN LINE AT VALUATION STATION 686 + 90; SAID POINT BEING THE SAME POINT OF BEGINNING MENTIONED IN A DESCRIPTION OF PARCEL 2, IN A DEED FROM HALETHORPE WAREHOUSE CORPORATION TO THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, RECORDED AMONG THE LAND RECORDS OF BALTIMORE COUNTY IN LIBER 5361, FOLIO 694; THENCE, RUNNING WITH AND BINDING ON SAID RIGHT OF WAY AND ALSO RUNNING WITH AND BINDING ON THE 1ST AND PART OF THE SECOND LINE OF SAID DEED; 1) SOUTH 20 DEGREES 18 FEET EAST 192.0 FEET TO A POINT IN THE NORTHERLY RIGHT OF WAY LINE OF HOLLINS FERRY ROAD (FORMERLY CANCO ROAD); THENCE, RUNNING WITH AND BINDING ON SAID RIGHT OF WAY 2) SOUTH 69 DEGREES 42 MINUTES WEST 901.45 FEET TO A POINT; THENCE, LEAVING SAID RIGHT OF WAY AND RUNNING WITH THE NEW RIGHT OF WAY LINE OF HOLLINS FERRY ROAD AS PER A DEED FROM HALETHORPE WAREHOUSE CORPORATION TO BALTIMORE COUNTY IN LIBER 4845, FOLIO 084, THE 2 (TWO) FOLLOWING COURSES AND DISTANCES; BY A CURVE TO THE RIGHT HAVING A RADIUS OF 50.0 FEET AND AN ARC LENGTH OF 43.82 FEET, SUBTENDED BY A CHORD HAVING A BEARING AND DISTANCE OF 3) NORTH 83 DEGREES 11 MINUTES 45 SECONDS WEST 42.43 FEET TO A POINT; THENCE, BY A CURVE TO THE LEFT HAVING A RADIUS OF 75.0 FEET AND AN ARC LENGTH OF 26.45 FEET, SUBTENDED BY A CHORD HAVING A BEARING AND DISTANCE OF 4) NORTH 70 DEGREES 12 MINUTES 13 SECONDS WEST 26.32 FEET TO A POINT; THENCE, LEAVING SAID RIGHT OF WAY AND RUNNING WITH AND BINDING ON PART OF THE 3RD LINE SAID DEED FROM HALETHORPE WAREHOUSE CORPORATION TO THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, 5) NORTH 20 DEGREES 18 MINUTES WEST 157.05 FEET TO A POINT; THENCE, WITH THE 4TH LINE OF THE FIRST MENTIONED DEED 6) NORTH 69 DEGREES 42 MINUTES EAST
960.0 FEET TO THE BEGINNING.

                                    Exhibit D
                               Form of Assignment


                FORM OF LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT


[May need to add name and address of preparer, state specific notary or other stylistic changes based on requirements of title company and/or recording office.]

     THIS LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as of ______ __, 2005, by and between ___________________ ("Assignor") and Ocean
Logistics LLC ("Assignee").

                               W I T N E S S E T H

     WHEREAS, Assignor is the tenant under that certain lease (the "Lease") described on Schedule A attached hereto and made a part hereof;

     WHEREAS, the Lease affects certain premises more particularly described therein (the premises which is the subject of the Lease is hereinafter called the "Premises"); the real estate of which the Premises is a part is hereinafter called the "Property"), which Property is more particularly described on Schedule B attached hereto;

     WHEREAS, Assignor, Assignee and certain other parties are parties to a certain Asset Purchase Agreement, dated as of ____ __, 2005 (the "Asset Purchase Agreement"), pursuant to which, among other things, Assignor agreed to sell, and Assignee has agreed to acquire certain assets, including, without limitation, the Lease.

     WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement, Assignor desires to sell, assign, transfer and convey to Assignee, and Assignee desires to accept an assignment from Assignor, of Assignor's right, title and interest in and to the Lease, the Premises and the Property upon and subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignment. Effective as of date hereof (the "Effective Date"), Assignor assigns, transfers, sets over and conveys to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to (i) the Lease, including all renewal options granted therein, and (ii) the Premises, together with all of the appurtenant rights and easements thereby demised.

     2. Acceptance of Assignment and Assumption of Obligations and Liabilities. Assignee hereby fully and completely accepts the assignment pursuant to Section 1 above, and assumes each and every obligation which is to be performed by the tenant under the Lease from and after the Effective Date. Assignee hereby covenants and agrees to indemnify, save and hold harmless Assignor and its affiliates, successors and assigns, from and against any and all liabilities, claims or causes of action existing in favor of or asserted by the landlord under the Lease or by any third party, arising out of or related to the Lease or Premises, Assignee's use or occupancy of the Premises or Assignee's failure to perform any of its obligations arising under the Lease on or after the Effective Date of this Assignment. Assignor hereby covenants and agrees to indemnify, save and hold harmless Assignee and its affiliates, successors and assigns, from and against any and all liabilities, claims or causes of action existing in favor of or asserted by the landlord under the Lease or by any third party, arising out of or related to the Lease or Premises, Assignor's use or occupancy of the Premises or Assignor's failure to perform any of its obligations arising under the Lease prior to the Effective Date of this Agreement, or which may incur as a result of a breach of Assignor's warranties as set forth herein.

     3. Representations and Warranties. Assignor warrants that it is the owner and holder of a good leasehold estate in the Premises pursuant to the Lease, and Assignor has full authority to assign same as aforesaid. Assignor hereby reaffirms its representations and warranties relating to the Lease, the Premises and the Property as set forth in the Asset Purchase Agreement.

     4. No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of Assignor and Assignee and their respective successors and permitted assigns, and nothing herein is intended or shall be construed to confer upon any person other than Assignor, Assignee and their respective successors and permitted assigns, any right, remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof.

     5. Miscellaneous. This Agreement shall be governed by the laws of the State of __________. This Agreement may not be amended except by a document signed by all parties hereto.

     6. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

     7. Notice. Any notices to be given hereunder shall be in writing and delivered personally or mailed by certified mail, postage prepaid, return receipt requested, as follows:

                  If to Assignor, addressed to:

                  ____________________________
                  _____________________________
                  ______________________________
                  Attn:  __________________________

                  If to Assignee, addressed to:

                  ____________________________
                  ________________________________
                  __________________________________
                  Attn:_______________________________

     8. Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Asset Purchase Agreement.

     9. Tax Status. Purchaser is not a tax-exempt entity (within the meaning of Section 168(h) of the Code) or a debtor or debtor-in-possession in a voluntary or involuntary bankruptcy proceeding.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


         ASSIGNOR:              _____________________________,
                                a _______ _______________________


                                By:  __________________________
                                Name:
                                Title:


         ASSIGNEE:              ___________________________,
                                a ______ ________________________


                                By:  __________________________
                                Name:
                                Title:

                           STATE OF _________________

                           , ss.

     On this ____ day of ______, 2005 before me, the undersigned notary public, personally appeared _______________________________, proved to me through satisfactory evidence of identification, which were _________________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as ____________________________ for ________, a _______ _________________.



                                   ________________________________
                                   Notary Public
                                   My commission expires:


                         STATE OF _____________________

                           , ss.

     On this ____ day of ______, 2005 before me, the undersigned notary public, personally appeared _______________________________, proved to me through satisfactory evidence of identification, which were personal knowledge, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as the _______________________ for ___________________, a ______
___________________________.



                                  ________________________________
                                  Notary Public
                                  My commission expires:

                                   SCHEDULE A


                                LEASE DESCRIPTION

                                   SCHEDULE B

                                LEGAL DESCRIPTION

                                    Exhibit E
                              New Orleans Sublease

Key Number

[location]

[location]

[date]

                              AGREEMENT OF SUBLEASE

     THIS AGREEMENT, made this _______ day of ________, 2005, by and between THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, with offices at 2 Paragon Drive, Montvale, New Jersey 07645 (hereinafter called the "Sublandlord"), and OCEAN LOGISTICS LLC, a Delaware limited liability company, with offices at 7 Corporate Drive, Keene, New Hampshire 03431 (hereinafter called the "Subtenant").

                              W I T N E S S E T H :

     WHEREAS, Sublandlord is presently the tenant of a certain warehouse premises containing approximately 276,000 square feet of space located at Jefferson Highway in Southport, Parish of Jefferson, State of Louisiana, which premises (hereinafter called the "Premises") are more particularly described in Exhibit A attached hereto and made a part hereof; and

     WHEREAS, said occupancy is pursuant to a lease dated October 14, 1950 by and between Jones-Brown Realty Company, Inc., as landlord, and Sublandlord, as tenant, which lease has been amended as listed on Exhibit B attached hereto and made a part hereof and the landlord's interest in the Premises is currently vested in Alton Ochsner Medical Foundation (said landlord is hereinafter referred to as the "Overlandlord" and said lease and amendments are hereinafter collectively called the "Overlease"). A true and correct copy of the Overlease has previously been provided by Sublandlord to Subtenant and Subtenant hereby acknowledges receipt of the Overlease; and

     WHEREAS, Sublandlord is desirous of subletting the Premises to Subtenant and Subtenant is desirous of subletting same from Sublandlord.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and condi-tions hereinafter set forth, it is mutually agreed as follows:

     1. PREMISES. Sublandlord hereby sublets the Premises to Subtenant and Subtenant hereby sublets the Premises from Sublandlord for use as a warehouse and any other lawful purpose permitted under the Overlease, upon the terms and conditions set forth herein.

     2. TERM. The term of this Sublease shall commence on the 25th day of September, 2005, and shall continue up to and including 12:00 midnight on December 30, 2007. Subtenant shall have the option to extend the term of this Sublease to midnight on December 30, 2012 by giving Sublandlord written notice thereof not later than June 1, 2007. If Subtenant shall give such notice to extend the term of this Sublease, Sublandlord shall promptly exercise its renewal option under Section 2 of the Seventh Lease Amendment referenced on Exhibit B hereto to extend the term of the Overlease through December 31, 2012.

     3. RENTAL. Subtenant hereby agrees to pay to Sublandlord fixed annual rental in the amounts set forth below, payable in equal monthly installments in advance on the first day of each month during the term of this Sublease in the amounts set forth below:

-------------------------------------------------------------------------
      Period              Fixed Annual Rent          Fixed Monthly Rent
-------------------------------------------------------------------------
9/25/05 - 12/31/05           $829,980.72                 $69,165.06
-------------------------------------------------------------------------
 1/1/06 - 12/31/06           $854,880.12                 $71,240.01
-------------------------------------------------------------------------
 1/1/07 - 12/30/07           $880,526.52                 $73,377.21
-------------------------------------------------------------------------

-------------------------------------------------------------------------
   Renewal Term           Fixed Annual Rent          Fixed Monthly Rent
-------------------------------------------------------------------------
 1/1/08 - 12/31/08           $906,942.24          $75,578.52
-------------------------------------------------------------------------
 1/1/09 - 12/31/09           $934,150.56                 $77,845.88
-------------------------------------------------------------------------

 1/1/10 - 12/31/10           $962,175.12                 $80,181.26
-------------------------------------------------------------------------
 1/1/11 - 12/31/11           $991,040.28                 $82,586.69
-------------------------------------------------------------------------
 1/1/12 - 12/30/12          $1,020,771.48                $85,064.29
-------------------------------------------------------------------------


Fixed rent shall be paid to Sublandlord at 6430 Payshere Circle, Chicago, IL 60674 or such other address as Sublandlord may designate by notice to Subtenant. All rental and other payments to be made by Subtenant to Sublandlord shall be made by check. At Subtenant's option, rental or other payments may be made by wire transfer to an account designated by Sublandlord. Subtenant shall identify its rental and other payments as being on account of the New Orleans Warehouse or by such other designation as Sublandlord may request in writing. Rental payments shall commence upon the commencement of the term, as hereinabove provided. All rental and other payments to be made by Subtenant to Sublandlord shall be made without setoff, deduction or reductions of any kind in any amount for any reason whatsoever. This clause shall not be construed to prohibit rent abatement in the event of casualty or a taking by means of eminent domain only if and to the extent provided for in the Overlease.

     4. REPRESENTATIONS. To induce Subtenant to enter into this Sublease, Sublandlord hereby warrants and represents to Subtenant that:

     A. The Overlease is presently in full force and effect and no default exists thereunder.

     B. A true, correct and complete copy of the Overlease, including all amendments thereto, has been delivered by Sublandlord to Subtenant, Exhibit B sets forth an accurate schedule of the Overlease, including all amendments and modifications thereto and the Overlease has not been further amended or modified in any respect.

     C. Sublandlord has full corporate authority to enter into this Sublease, this Sublease has been duly authorized, executed and delivered by Sublandlord, this Sublease is legally binding on Sublandlord and is enforceable against Sublandlord in accordance with its terms.

     D. Sublandlord has not previously assigned, sublet, mortgaged or otherwise encumbered its interest in the Overlease.

     5. OVERLEASE.

     A. All the obligations contained in the Overlease conferred and imposed upon Sublandlord (as tenant therein) except as modified and amended by this Sublease, are hereby conferred and imposed upon Subtenant, but only those obligations which accrue during the term of this Sublease, and all rights and benefits granted to Sublandlord (as tenant under the Overlease), except as modified and amended by this Sublease, are conferred upon Subtenant, but only to the extent they apply during the term of this Sublease. Subtenant covenants and agrees to fully and faithfully perform the terms and conditions of the Overlease and the Sublease on its part to be performed during the term of the Sublease. Subtenant shall not do or cause to be done or suffer or permit any act to be done which would or might cause the Overlease, or the rights of Sublandlord, as tenant, under the Overlease, to be endangered, cancelled, terminated, forfeited or surrendered, or which would or might cause Sublandlord to be in default thereunder or liable for any damage, claim or penalty. Subtenant agrees, as an express inducement for Sublandlord's executing this Sublease, that if there is any conflict between the provisions of this Sublease and the provisions of the Overlease which would permit Subtenant to do or cause to be done or suffer or permit any act or thing to be done which is prohibited by the Overlease then the provisions of the Overlease shall prevail. If the Overlease terminates or is terminated for any reason whatsoever, then this Sublease shall terminate simultaneously therewith. Sublandlord covenants and agrees: (i) to comply with the covenants and agreements of Sublandlord as lessee under the Overlease except to the extent assumed by Subtenant hereunder, including the payment of rent and additional rent; and (ii) not to terminate, modify or otherwise amend the Overlease without the prior written consent of Subtenant, which consent shall not be unreasonably withheld, conditioned or delayed.

     B. During the term of this Sublease, Subtenant shall pay to Sublandlord, as additional rent, any and all sums (except fixed annual rent payable under the Overlease) due pursuant to the Overlease and accruing during the term of this Sublease. Subtenant shall pay the aforesaid sums on or before such sums are due and payable under the Overlease.

     C. Sublandlord shall have no duty to perform any obligations of the Overlandlord under the Overlease and shall under no circumstances be responsible for or liable to Subtenant for any default, failure or delay on the part of the Overlandlord in the performance of any obligations under the Overlease, nor shall such default of the Overlandlord affect this Sublease or waive or defer the performance of any of Subtenant's obligations hereunder; provided, nevertheless, that in the event of any such default or failure of performance by Overlandlord, Sublandlord agrees, upon notice from Subtenant, to make written demand upon Overlandlord to perform its obligations under the Overlease and to use reasonable business efforts to cause Overlandlord to perform its obligations under the Overlease. Subtenant shall have the right in the name of Sublandlord to bring an action against Overlandlord to compel Overlandlord to perform its obligations under the Overlease. At the request of Subtenant but without expense to Sublandlord, Sublandlord shall execute such documents and otherwise cooperate with Subtenant in any action to compel Overlandlord to perform its obligations under the Overlease. Subtenant agrees to defend, indemnify and hold Sublandlord harmless from and against any and all expense, loss, claims or liability, including reasonable attorneys' fees, arising out any such suit against Overlandlord or other action by Subtenant to compel Overlandlord to perform its obligations under the Overlease.

     D. During the term of this Sublease, Sublandlord shall use good faith efforts to send to Subtenant copies of all notices which Sublandlord shall receive from Overlandlord, and, within three (3) business days after Sublandlord receives the same, shall send copies of all default and other notices from Overlandlord or other parties concerning the Overlease or the Premises that will or could have a material impact on Subtenant's use and occupancy of the Premises.

     6. DEFAULT.

     A. If Subtenant defaults in the performance of any of its obligations hereunder, and such default continues for five (5) days after the giving of notice of such default with respect to the failure to pay any monies, or twenty
(20) days after the giving of notice of default with respect to the failure to perform or comply with any non-monetary obligations of Subtenant hereunder, or if Subtenant fails to perform or observe any of the provisions required by it to be performed or observed by Subtenant under any other agreement relating to the Premises or under any equipment agreement, promissory note, conditional sales contract or other instrument executed by Subtenant in connection with obtaining equipment for use in the Premises after any applicable notice and cure period, then Sublandlord may at its option terminate this Sublease upon giving ten (10) days notice of termination to Subtenant, in which event neither Subtenant nor the guarantor nor any person claiming through or under Subtenant or the guarantor by virtue of any statute or an order of any court shall be entitled to possession or to remain in possession of the

Premises but shall forthwith quit and surrender the Premises. Subtenant shall have reasonable additional time beyond twenty (20) days to cure a non-monetary default if Subtenant has commenced to cure same within said twenty (20) days and thereafter proceeds with due diligence to cure same.

     B. In the event that Subtenant shall default under this Sublease and such default shall entitle Sublandlord to possession of the Premises as hereinabove provided, Sublandlord shall have the right to enter the Premises, remove Subtenant's property and effects, take and hold possession thereof, without terminating this Sublease or releasing Subtenant in whole or in part, from Subtenant's obligations to pay rent and additional rent and all its other obligations hereunder for the full term, relet the Premises or any part thereof, either in the name or for the account of Subtenant or Sublandlord, for such rent and for such term or terms as Sublandlord may see fit, which term may, at Sublandlord's option, extend beyond the balance of the term of this Sublease; provided, however, that Sublandlord shall not be obligated to relet the Premises nor shall Sublandlord be required to accept any tenant offered by Subtenant, or to observe any instructions given by Subtenant about such reletting. In any such case, Sublandlord may make such repairs, alterations and additions in and to the Premises and redecorate the same as it sees fit. Subtenant shall pay Sublandlord any deficiency between the rent hereby reserved and covenanted to be paid and the net amount of the rents collected on such reletting, for the balance of the term of this Sublease, as well as any reasonable expenses incurred by Sublandlord in such reletting including, but not limited to broker's fees, attorney's fees, the expense of repairing, altering and redecorating the Premises and otherwise preparing the same for rerental, all of such expenses shall be prorated if such reletting extends beyond the term of the Sublease and shall be paid by Subtenant as additional rent upon demand by Sublandlord. Any deficiency in rental shall be paid in monthly installments, upon statements rendered by Sublandlord to Subtenant. For the purpose of determining the deficiency in rent, whether payable in installments or the entire rental for the balance of the term, the rent reserved shall be deemed to be the guaranteed minimum rental herein provided for, as reduced by any rent collected by reletting. Any suit brought to collect the amount of the deficiency for any one or more months shall not preclude any subsequent suit to collect the deficiency for any subsequent months.

     C. In addition to the rights granted to Sublandlord pursuant to Paragraph 6.B., Sublandlord may require that, upon any termination of this Sublease, whether by lapse of time, the exercise of any option by Sublandlord to terminate the same, or in any other manner whatsoever, or upon any termination of Subtenant's right to possession without termination of this Sublease, Subtenant shall at once surrender possession of the Premises to Sublandlord and immediately vacate the same, and shall remove all its effects therefrom except any fixtures and equipment leased from Sublandlord or in which Sublandlord has a security interest. If Subtenant fails to do so, Sublandlord may, upon three (3) days' notice, reenter the Premises, by process of law, and repossess itself thereof as in its former estate and expel and remove Subtenant and any other person and properties therefrom, and without thereby waiving Sublandlord's rights to rent or any other rights given Sublandlord under this Sublease or at law or in equity.

     D. If Subtenant is in default of its obligations under this Sublease, Sublandlord can cure the default after giving Subtenant two (2) business days written notice of its intention to do so, and Subtenant shall forthwith pay to Sublandlord, as additional rent, a sum of money equal to all amounts reasonably expended by Sublandlord in curing such default. If suit is brought by Sublandlord on account of any such default and if such default is established, Subtenant shall pay to Sublandlord all reasonable expenses of such suit, including without limitation, reasonable attorneys' fees; alternatively, if such default is not established, Sublandlord shall pay Subtenant all reasonable expenses incurred by Subtenant, including without limitation, reasonable attorney fees. Any payment by Subtenant of a sum of money less than the entire amount due Sublandlord at the time of such payment shall be applied to the obligations of Subtenant then furthest in arrears. No endorsement or statement on any check or accompanying any payment shall be deemed an accord and satisfaction and any payment accepted by Sublandlord shall be without prejudice to Sublandlord's right to obtain the balance due or pursue any other remedy available to Sublandlord both in law and in equity.

     E. If Subtenant defaults in any payment of rent or additional rent, interest shall accrue thereon from the due date until paid at interest at the Prime Rate (as hereinafter defined) per annum plus two percent (2%) per annum, or if such rate is illegal, at the highest rate permitted by law (hereinafter called the "Lease Interest Rate"). Prime Rate shall mean the rate per annum publicly announced from time to time by Morgan Guaranty Trust Company of New York as its Prime Rate in effect at its principal office in New York City and each change in the Prime Rate shall be effective on the date such change is publicly announced.

     F. If, at any time during the term of this Sublease, there shall be filed by or against Subtenant or any guarantor of this Sublease, in any court pursuant to any statute either of the United States or any state, a petition in bankruptcy or insolvency or for the reorganization or for the appointment of a receiver, trustee or liquidator of all or any portion of Subtenant's or guarantor's property or if Subtenant or guarantor makes an assignment for the benefit of creditors, or if Subtenant or guarantor admits in writing its inability to pay its debts, and if, within thirty (30) days thereafter, Subtenant or guarantor fails to secure a discharge thereof, this Sublease, at the option of Sublandlord may be cancelled and terminated, in which event neither Subtenant nor guarantor nor any person claiming through or under Subtenant or guarantor by virtue of any statute or an order of any court shall be entitled to possession or to remain in possession of the Premises but shall forthwith quit and surrender the Premises.

     G. In addition to any and all remedies set forth herein, Sublandlord shall have all remedies available at law or in equity and any and all remedies shall be cumulative and nonexclusive.

     7. NO REPRESENTATIONS OR WARRANTIES. Sublandlord makes no representations or warranties with respect to this transaction or the Premises, except as specifically set forth herein or in the Asset Purchase Agreement (the "Asset Purchase Agreement") dated ____, 2005 by and among, inter alia, Sublandlord, as Seller, Subtenant, as Purchaser.

     8. MECHANICS LIENS. Subtenant shall permit no mechanics liens to be placed against the Premises or any portion thereof and shall cause any contracts entered into by it for work to be done at the Premises in excess of $1 million to contain a waiver of the contractors' right to file a mechanics lien.

     9. INDEMNITY. Subtenant hereby agrees to assume responsibility for the condition of the Premises from and after the Commencement Date and agrees to defend, indemnify and hold Sublandlord harmless from and against any and all expense, loss, claims or liability including reasonable attorneys' fees (including those arising out of enforcement of this indemnity provision) arising out of or in connection with any act or omission of Subtenant, its agents, contractors or employees during the term of this Sublease, including, but not limited to, claims as a result of injury to or death of any person, property damage, claims of employees of Subtenant or arising out of or in connection with Subtenant's use and possession of the Premises, or its breach of the Sublease (including the terms of the Overlease) except, in each case, expense, loss, claims or liability arising out of the negligence or willful misconduct of Sublandlord, its agents or employees. Sublandlord agrees to defend, indemnify and hold Subtenant harmless from and against any and all expense, loss, claims or liability including reasonable attorneys' fees (including those arising out of enforcement of this indemnity provision) arising out of or in connection with (x) any act or omission of Sublandlord, its agents, contractors or employees during the term of this Sublease, (y) Sublandlord's use and occupancy of the Premises prior to the term of this Sublease, and (z) Sublandlord's breach of this Sublease, such indemnity to include, without limitation, claims as a result of injury to or death of any person, property damage, and claims of employees of Subtenant, except, in each case, expense, loss claims or liability arising out of the negligence or willful misconduct of Subtenant, its agents or employees or if Subtenant's breach of this Sublease directly causes Sublandlord's breach of the Overlease.

     10. RESTORATION. Subtenant shall remove alterations to the Premises made by Subtenant which are required to be removed by the Overlease or by Overlandlord as well as all of Subtenant's trade fixtures and equipment prior to the expiration or sooner termination of the term hereof and shall repair all damage caused by such removal. Otherwise, Subtenant shall surrender the Premises in the same condition as the Premises are on the Commencement Date, ordinary wear and tear and damage by casualty which Subtenant is not required to restore hereunder excepted.

     11. NOTICES. All notices, demands, submissions and consents required hereunder shall be in writing and shall be deemed given if sent by certified mail, return receipt requested, postage prepaid, (a) to Subtenant, at the address of Subtenant as hereinabove set forth, attention to Chief Executive Officer, or such other address as Subtenant may designate by notice to Sublandlord, then in duplicate under separate cover, to the attention to the Chief Financial Officer and General Counsel, at the same address, or (b) to Sublandlord, then in duplicate under separate cover, one copy to the attention of the Vice President of A&P Properties and one copy to the attention of the Office of the General Counsel of Sublandlord, both at the address of Sublandlord as hereinabove set forth, or such other addresses as Sublandlord may designate by notice to Subtenant.

     12. INSURANCE.

     A. Property Insurance. If Sublandlord is required under the Overlease to provide insurance covering the Premises against loss by fire or other casualty, then the Subtenant shall be responsible for obtaining same at Subtenant's sole cost and expense and Subtenant shall name Sublandlord as an additional insured, and shall also name such other additional parties as may be required under the Overlease. Subtenant and Sublandlord each hereby waive all rights or recovery against the other and its agents and employees for damage or destruction to any and all of the improvements in or on the Premises, including but not limited to fixtures, equipment and inventory, arising out of fire or other casualty whether or not caused by acts or negligence of Subtenant or Sublandlord and/or their respective agents and employees.

     B. Public Liability. Subtenant will deliver to Sublandlord evidence of general liability, bodily injury, and property damage in amounts not less than that required under the Overlease: Subtenant will name Sublandlord as an additional insured under the policy and will show evidence that the hold-harmless agreement set forth in Article 9 is covered and recognized by the insurance company. Such policy or policies shall include a provision that at least ten (10) days prior written notice of cancellation be given to Sublandlord.

     C. Sublandlord shall not be required to maintain any insurance hereunder.

     13. ALTERATIONS. Subtenant may make such alterations or additions to the Premises as are permitted to be made by the Overlease, and such other alterations or additions as may be approved by Overlandlord. If any alterations or additions made by Subtenant are required to be removed by the Overlease or by Overlandlord, Subtenant shall remove the same and repair any damage caused by such removal. Subtenant shall have no obligation to remove any alterations made to the Premises by Sublandlord prior to the term of this Sublease.

     14. CONDEMNATION AND CASUALTY; CONDEMNATION PROCEEDS.

     A. Subject to the last sentence of this Paragraph 14 A, if any portion of the Premises is taken by condemnation or similar proceeding, or if the warehouse building on the Premises is damaged or destroyed by fire or other casualty in whole or in part during the term of this Sublease, Subtenant shall have the option to terminate this Sublease by giving written notice thereof to Sublandlord within thirty (30) days after Subtenant receives notice of such condemna-tion, or within thirty (30) days following such damage or destruction, as the case may be, in which case, this Sublease shall terminate as of the date of such condemnation or casualty, as the case may be, and Sublandlord shall refund to Subtenant any prepaid Rent. If Subtenant does not elect to terminate this Sublease as provided above, this Sublease shall continue and Sublandlord shall not exercise any right it may have under the Overlease to terminate the Overlease. Notwithstanding anything herein to the contrary, Subtenant cannot terminate this Sublease upon the occurrence of a condemnation or casualty unless Sublandlord has a right to terminate the Overlease upon the occurrence of such condemnation or casualty.

     B. All compensation awarded or paid upon a total or partial taking of the Premises shall belong to and be the property of Sublandlord without any participation by Subtenant; provided, however, Subtenant shall receive out of any such award, the unamortized book value of any alterations and/or improvements made by Subtenant to the Premises, but not more than Subtenant's proportionate share of the sum of the unamortized book value of all alterations and/or improvements made by Sublandlord and Subtenant to the Premises; and provided further that nothing contained herein shall be construed to preclude Subtenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, and/or depreciation to, damage to, and/or cost of removal of, and/or for the value of stock and/or trade fixtures, furniture and other personal property belonging to Subtenant; provided, however, that no such claim shall diminish or otherwise adversely affect Sublandlord's and/or Overlandlord's award or the award(s) of any and all ground and underlying landlord(s) and Mortgagee(s).

     15. ASSIGNMENT. As between Sublandlord and Subtenant, Subtenant may assign this Sublease or sublet the Premises in whole or in part with the consent of Sublandlord which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the preceding sentence, the merger or sale of all or substantially all of the assets of Subtenant, or the assignment of this Sublease to an entity controlling, controlled by or under common control with Subtenant, shall not require the consent of Sublandlord. Notwithstanding the foregoing, Subtenant shall not assign this Sublease or sublet the Premises in whole or in part without the consent of Overlandlord if such consent is required under the Overlease. If this Sublease is assigned, Sublandlord may, and is hereby empowered to, collect rent from the assignee; if the Premises or any part thereof be underlet or occupied by any person other than Subtenant, Sublandlord, in the event of Subtenant's default, may, and is hereby empowered to, collect rent from the undertenant or occupant; in either of such events, Sublandlord may apply the net amount collected by it to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, undertenant or occupant as Subtenant, or a release of Subtenant from the further performance of the covenants herein contained on the part of Subtenant.

     16. BROKER. Each party represents and warrants to the other party that it dealt with no broker or other person entitled to claim fees for such services in connection with the negotiation, execution and delivery of this Sublease. Each party agrees to defend, indemnify and hold the other party harmless from and against any and all claims for finders' fees or brokerage or other commission which may at any time be asserted against the indemnified party founded upon a claim that the substance of the aforesaid representation of the indemnifying party is untrue, together with any and all losses, damages, costs and expenses (including reasonable attorneys' fees) relating to such claims or arising therefrom or incurred by the indemnified party in connection with the enforcement of this indemnification provision.

     17. DEFINITION AND LIABILITY OF SUBLANDLORD AND SUBTENANT.

     A. The term "Sublandlord" as used in this Sublease means only the tenant for the time being under the Overlease, so that in the event of a transfer of Sublandlord's interest in the Overlease, Sublandlord shall be and hereby is entirely freed and relieved of all obligations of Sublandlord hereunder and it shall be deemed that the transferee has assumed and agreed to observe and perform all obligations of Sublandlord hereunder.

     B. Notwithstanding anything to the contrary provided in this Sublease, if Sublandlord or any successor in interest of Sublandlord or any parent corporation or principal of Sublandlord (as, for example, where Sublandlord is the nominee of another party) shall be an individual, partnership, corporation, trust, tenant in common or mortgagee, there shall be absolutely no personal liability on the part of any individual, joint venturer or member of Sublandlord or any stockholder, director, officer, employee, partner or trustee of Sublandlord with respect to the terms, covenants or conditions of this Sublease.

     C. The term "Subtenant" as used in this Sublease means only the subtenant for the time being under this Sublease, so that in the event of a transfer of Subtenant's interest in this

Sublease, Subtenant shall be and hereby is entirely freed and relieved of all obligations of Subtenant hereunder and it shall be deemed that the transferee has assumed and agreed to observe and perform all obligations of the Subtenant hereunder.

     D. Notwithstanding anything to the contrary provided in this Sublease, if Subtenant or any successor in interest of Subtenant or any parent corporation or principal of Subtenant (as, for example, where Subtenant is the nominee of another party) shall be an individual, partnership, corporation, trust, tenant in common or mortgagee, there shall be absolutely no personal liability on the part of or any individual, joint venture or member of Subtenant or any stockholder, director, officer, employee, partner or trustee of Subtenant with respect to the terms, covenants or conditions of this Sublease.

     18. REQUIREMENTS OF LAW.

     A. During the term of this Sublease (as same may be extended), Subtenant shall, at its own cost and expense, promptly observe and comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of the Federal, State, County, Town, Municipal and local governments and of all other governmental authorities affecting the Premises or any part thereof, including Environmental Laws as defined in Paragraph 21D below (collectively, "Laws"), and, except where Sublandlord has indemnified Purchaser with respect thereto under the Asset Purchase Agreement, or has indemnified Subtenant hereunder, Subtenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands, including reasonable counsel fees, that may in any manner arise out of or be imposed because of the failure of Subtenant to comply with the covenants of this Article 21.

     B. Sublandlord acknowledges that it has been the tenant under the Overlease for over fifty (50) years. Sublandlord represents and warrants to Subtenant that, to its knowledge and except as set forth in the Asset Purchase Agreement, there are no violations at the Premises of any Laws. Sublandlord agrees to pay, indemnify and hold Subtenant harmless from and against any costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands, including reasonable counsel fees, arising out of or imposed because of the existence of any such violations of Laws existing on or prior to the commencement date of this Sublease.

     C. The environmental indemnification obligations of Seller and Purchaser shall be handled in accordance with Article IX of the Asset Purchase Agreement.

     D. Subtenant shall, at Subtenant's own cost and expense except as provided in Paragraph 21B above, comply with all state, federal municipal or local environmental laws and the regulations promulgated thereunder (hereinafter called the "Environmental Laws") including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, as may be amended; and the Hazardous and Solid Waste Amendments of 1984, as may be amended. Subtenant shall, at Subtenant's own expense, keep and maintain the Premises free from leaks of spills or Hazardous Substances or Hazardous Wastes (as hereafter defined) and free from contamination of Hazardous Substances or Hazardous Wastes. For purposes of this Article 21, Hazardous Substances and Hazardous Wastes shall mean any substance defined as a hazardous substance and/or hazardous waste under the Environmental Laws.

     19. WAIVER. One or more waivers of any covenant or condition by Sublandlord or Subtenant shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition, and the consent or approval by Sublandlord or Subtenant to or of any act by the other requiring the other's consent or approval shall not be construed to waive or render unnecessary the consent or approval to or of any subsequent similar act by the other party hereunder.

     20. EFFECT. This Agreement shall be binding upon the parties hereto, their heirs, executors, legal representatives, successors and permitted assigns, and may not be altered, amended, terminated or modified except by written instrument executed by each of the parties hereto.

     21. FORUM. This Agreement shall be governed by the laws of the state in which the Premises is located. Sublandlord and Subtenant each waive trial by jury.

     22. RECORDING. This Agreement shall not be recorded, but at the request of either party Sublandlord and Subtenant shall execute and acknowledge a memorandum of this Sublease which does not set forth the economic terms hereof but is sufficient to give third persons notice of this Sublease. The memorandum may be recorded by either party with the Clerk of Court for the Parish of Jefferson, State of Louisiana. In the event such memorandum of this Sublease is recorded, Sublandlord and Subtenant shall execute and acknowledge a Notice of Termination of Sublease which shall be deposited in escrow with the Title Company (as defined in the Asset Purchase Agreement) and shall be recorded by the Title Company on the first busi-ness day of January, 2013 or on such earlier date as Sublandlord and Subtenant shall instruct the Title Company in writing.

     23. NO PRESUMPTION AGAINST DRAFTER. Sublandlord and Subtenant agree and acknowledge that:

     (a) This Sublease has been freely negotiated by Sublandlord and Subtenant; and

     (b) In any event of any ambiguity, controversy, dispute or disagreement over the interpretation, validity or enforceability of this Sublease or any of its covenants, terms or conditions, no inference, presumption or conclusion whatsoever shall be drawn against Sublandlord or Subtenant by virtue of Sublandlord's having drafted this Sublease or Subtenant having commented thereon.

     24. CONFLICT WITH AGREEMENTS. Nothing herein shall be deemed to amend or modify the Asset Purchase Agreement or the Supply Agreement ("Supply Agreement") by and between C&S Wholesale Grocers, Inc. and Seller dated __________, 2005. In the event of a conflict between the provisions of this Sublease and the provisions of the Asset Purchase Agreement and/or the Supply Agreement, the terms of the Asset Purchase Agreement and/or the Supply Agreement shall prevail.

     25. FORCE MAJEURE. Except as specifically set forth in this Sublease, Sublandlord and Subtenant shall be excused for the period of any delay in the performance of any of its obligations under this Sublease, other than the payment of money, when prevented from so doing by any cause or causes beyond their respective reasonable control, which shall include, without limitation, all labor disputes, inability to obtain any materials or services, civil commotion, restrictions, limitations or delays caused by governmental regulations or governmental agencies, or acts of God, each of which shall be an event of "Force Majeure".

     26. SUCCESSORS. The respective rights and obligations of Sublandlord and Subtenant under this Sublease shall bind and shall inure to the benefit of Sublandlord and Subtenant and their respective legal representatives, heirs, successors and assigns.

     27. SEVERABILITY. If any provisions of this Sublease shall be held to be invalid, void or unenforceable, the remaining provisions of this Sublease shall in no way be affected or impaired and such remaining provisions shall continue in full force and effect.

     28. ENTIRE AGREEMENT; AMENDMENT. This Sublease, together with the Asset Purchase Agreement and the Supply Agreement, contains all the agreements, conditions, understandings, representations and warranties made between Sublandlord and Subtenant with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both Sublandlord and Subtenant or their respective successors in interest.

     29. ESTOPPEL CERTIFICATE. At any time and from time to time and within twenty (20) days after written request by Sublandlord or Subtenant, Subtenant or Sublandlord, as the case may be, shall execute, acknowledge and deliver to the other a statement in writing duly executed by such party certifying that (a) this Sublease is in full force and effect, without modification or amendment (or, if there have been any modifications or amendments, that this Sublease is in full force and effect as modified and amended and setting forth the dates of the modifications and amendments), (b) the dates to which annual Rent has been paid, (c) to the knowledge of such party no default exists under this Sublease or specifying each such default and such other reasonable matters relating to the status of this Sublease and the obligations of the parties thereunder as the other may reasonably request; it being the intention and agreement of Sublandlord and Subtenant that any such statement may be relied upon by the other party or by a prospective permitted assignee or Subtenant or others, in any matter affecting the Premises.

     IN WITNESS WHEREOF, the parties have hereunto affixed their hands and seals the day and year first above written.

                                SUBLANDLORD:

                                THE GREAT ATLANTIC & PACIFIC
                                         TEA COMPANY, INC.
WITNESS:

____________________________    By:_____________________________________________
                                                                Vice President


____________________________    Attest:_________________________________________
                                                           Assistant Secretary

                                   SUBTENANT:

                                              OCEAN LOGISTICS LLC
WITNESS:

________________________________   By:__________________________________________
                                                                    President


________________________________   Attest:______________________________________
                                                                    Secretary

                                   EXHIBIT "A"

                                Legal Description

That certain leasehold estate created by the Lease affecting the following described property:

     Tract 1

     A certain piece or portion of ground situated in the Parish of Jefferson, State of Louisiana, in Section 47, Township 12 South, Range 10 East, Southeast Land District, East of the Mississippi River, being portions of Lots 10, 11 and 12 of the subdivision of LaBarre Plantation, as shown on plan of A. D'Hemecourt, dated May 9, 1836, which said piece or portion of ground is more particularly delineated on survey of F.G. Stewart, Civil Engineer and Surveyor, dated March 24, 1966, according to which said piece or portion of ground measures as follows, to-wit:

     Beginning at the point at which the Easterly line of Lot 10 intersects the Northerly line of Jefferson Highway, Louisiana State Highway #1; thence in a Westerly direction along said Northerly line of Jefferson Highway for a distance of 29.44 feet to point A, the point of beginning; thence in a Northerly direction along a line parallel to and lying 29 feet Westerly from the Easterly line of said Lot 10 for a distance of 1044.42 feet to point D; thence at an interior angle of 90 degrees for a distance of 373 feet in a Westerly direction to point C; thence at an interior angle of 90 degrees for a distance of 1109.48 feet along a line parallel to and lying 18 feet Westerly from the Westerly line of Lot 11 to point B on the Northerly line of Jefferson Highway; thence in an Easterly direction for a distance of 378.67 feet along the northerly line of said Jefferson Highway to point A, the point of beginning.

     Tract 2 - Right of Way and Passage

     A certain piece or portion of ground, situated in Jefferson Parish, State of Louisiana, in Section 47, Township 12 South, Range 10 East, Southeast Land District of Louisiana, East of the Mississippi River, being a portion of a certain lot designated by the Number 10 of the Sub-division of LaBarre Plantation, as shown on plan of A. D'Hemecourt, dated May 9, 1836, which said piece or portion of ground is for the free and unobstructed use of a right of way and passage, whether by motor vehicle, carriage, wagon or otherwise on, over and across the property more particularly described as follows:

     Beginning at a point of intersection of the Easterly line of aforesaid Lot 10 with the Northerly line of Jefferson Highway (State Highway No. 1); thence North 20(degree)00' 40" East for a distance of 1039.35 feet along the Easterly line of Lot 10; thence North 69(degree) 59' 20" West for a distance of 29 feet; thence South 20(degree) 00' 40" West a distance of 1044.42 feet to the Northerly line of Jefferson Highway; thence South 79(degree) 53' 00" East a distance of 29.44 feet to the point of beginning.

     The portion of ground hereinabove described is more fully shown on plan prepared by R.

     P. Rordam, Civil Engineer, dated New Orleans, Louisiana, July 22, 1949, revised December 18, 1949 and October 9, 1950, and on plan prepared by F.G. Stewart, Civil Engineer and Surveyor, dated New Orleans, Louisiana, March 24, 1966.

                                   EXHIBIT "B"

                        Schedule of Lease and Amendments

1. Lease dated October 14, 1950, by and between Jones-Brown Realty Company, Inc. ("Jones-Brown"), as lessor, and Sublandlord, as lessee, a memorandum of which was recorded on December 8, 1950, in the Office of the Clerk and Ex-Officio Recorder of Jefferson Parish, Louisiana (the "Clerk's Office) in Conveyance Book 295, folio 661.

2. Supplemental Lease between Jones-Brown, as lessor, and Sublandlord, as lessee, dated February 19, 1951, a memorandum of which was recorded on March 2, 1950 in the Clerk's Office in Conveyance Book 299, folio 295.

3. Second Supplemental Lease between New York Life Insurance Company, as successor lessor, and Sublandlord, as lessee, dated November 20, 1957, which was recorded in the Clerk's Office in Conveyance Book 634, folio 851.

4. Third Supplemental Lease between Boyle Trust and Investment Company, as successor lessor ("Boyle"), and Sublandlord, as lessee, dated January 16, 1967, which was recorded on January 20, 1967 in the Clerk's Office in Conveyance Book 651, folio 74.

5. Fourth Lease Amendment and Extension Agreement between Boyle, as successor lessor, and Sublandlord, as lessee, dated September 22, 1986, which was recorded in the Clerk's Office, December 15, 1986 in Conveyance Book 1620, folio 284.

6. Fifth Lease Amendment between Alton Ochsner Medical Foundation, as successor lessor ("Alton"), and Sublandlord, as lessee, dated December 6, 1995, a memorandum of which was recorded in the Clerk's Office on August 30, 1996 in Conveyance Book 2945, folio 729.

7. Sixth Lease Amendment by and between Alton, as successor lessor, and Sublandlord, as lessee, dated November 13, 1998, a memorandum of which was recorded on December 1, 1998 in the Clerk's Office in Conveyance Book 2997, folio 64.

8. Seventh Lease Amendment by and between Alton, as successor lessor, and Sublandlord, as lessee, dated May 8, 2000, a memorandum of which was recorded on May 15, 2000 in the Clerk's Office in Conveyance Book 3030, folio 360.

Exhibit F
Leased Equipment

[To list all leased equipment.  Subset of Exhibit B.]


WAREHOUSE MAINTENANCE & SERVICE VENDORS
             Exhibit F

               Service               Vendor             Copy Recvd Monthly Payment    Term Begin      Term End     Assumed
---------------------------------------------------------------------------------------------------------------------------
Baltimore:
             Copiers                Xerox (1)              X                    29.35   13-Dec-01        31-Dec-06    Y
             Copiers               Konica (2)              X                    99.88   14-Feb-03        13-Feb-08    Y
             Copiers               Konica (2)              X                    67.34   14-Feb-03        13-Feb-08    Y
             Copiers               Konica (2)              X                   145.98    9-Dec-03         9-Dec-08    Y
             Copiers                 Konica                X                   135.52   14-Feb-03        13-Feb-08    Y
             Copiers         Nec Financial Services        X    Provider for 7 KonicasVariable as Variable as above.  Y

---------------------------------------------------------------------------------------------------------------------------
Dunmore:
             Copiers      (GE Servicing) Pitney Bowes(1)   X                      425   26-Sep-00        25-Sep-05    Y
             Copiers                Xerox (1)              X                   246.73   31-Dec-01        30-Dec-06    Y
             Copiers                 Konica                X                   211.88   14-Nov-03        13-Nov-08    Y
             Copiers                 Konica                X                   145.98 No InformatioNo Information.    Y
             Copiers                 Konica                X                   196.21   14-Feb-03        13-Feb-08    Y
             Copiers               Konica (2)              X                   162.12   14-Feb-03        13-Feb-08    Y
                             Nec Financial Services        X    Provider for 5 KonicasVariable as Variable as above.  Y
             Storage       Crown Distribution LLC (2)      X                             1-Oct-04 Until Terminated.   Y
---------------------------------------------------------------------------------------------------------------------------
Central Islip:
             Copiers                Xerox (5)              X                   475.86   20-Nov-02        19-Nov-07    Y
             Copiers                 Konica                X                    79.81    4-Aug-04         3-Aug-09    Y
             Copiers                 Konica                X                    72.53    4-Aug-04         3-Aug-09    Y
             Copiers       Nec Financial Services Inc      X    Provider for 2 KonicasVariable as Variable as above.  Y

---------------------------------------------------------------------------------------------------------------------------
New Orleans:
             Copiers               Konica (2)              X                    72.29    3-Apr-03         2-Apr-08    Y
             Copiers                 Konica                X                    99.88    3-Apr-03         2-Apr-08    Y
             Copiers                 Konica                X                   162.12    3-Apr-03         2-Apr-08    Y

---------------------------------------------------------------------------------------------------------------------------
Corporate:   * Note these contracts will only apply to facilities/locations C&S assumes as related to this transaction*
---------------------------------------------------------------------------------------------------------------------------
Notes:

          Note: There are no contracts in place for waste removal. All in legal review. We'll exclude these locations in the final agreement.

          Note: Some management personnel in the 4 facilities have company-paid
                Blackberries, so C&S may get questions from those people as to whether or not they will get this "perk" from C&S.



                                   Exhibit G-1
              Special Warranty Deed for the Dunmore Owned Facility



Prepared by and return to:






Parcel Number:  ______________

THIS INDENTURE made the ____ day of ___________, 2005,

BETWEEN __________________________________________________________________, a
_____________________ (hereinafter called the Grantor), of the one part, and
___________________________________ (hereinafter called the Grantee), of the other part,

WITNESSETH That the said Grantor for and in consideration of the sum of ______________________________Dollars (________________ _________), lawful money of the United States of America, unto it well and truly paid by the said Grantee, at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, has granted, bargained and sold, released and confirmed, and by these presents does grant, bargain and sell, release and confirm unto the said Grantee, successors and assigns, ALL THAT CERTAIN lot or piece of ground more particularly described on Exhibit "A" attached hereto and made a part hereof.

BEING [INSERT RECITAL, UNLESS INCLUDED ON EXHIBIT "A"].

UNDER AND SUBJECT, nevertheless, to the restrictions, covenants, easements and conditions listed on Exhibit "B" attached hereto and made a part hereof.

TOGETHER with [add appurtenant easements].

TOGETHER with all and singular the buildings and improvements, ways, streets, alleys, driveways, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in any wise appertaining, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of it, the said Grantor, as well at law as in equity, of, in, and to the same.

TO HAVE AND TO HOLD the said lots or pieces of ground above described, with the messuage or tenement thereon erected, hereditaments and premises hereby granted, or mentioned and intended so to be, with the appurtenances, unto the said Grantee, its successors and assigns, to and for the only proper use and behoove of the said Grantee, its successors and assigns forever.

UNDER AND SUBJECT, as aforesaid.

AND the said Grantor, for itself, its successors and assigns, does hereby WARRANTY SPECIALLY the property hereby conveyed.

IN WITNESS WHEREOF, the party of the first part hereunto has caused these presents to be duly executed by its authorized officer, the day and year first above written.


                                          __________________________________, a
                                          _______________________________


                                          By:_________________________________

(Corporate Seal)

STATE OF NEW JERSEY [__________________]   :
                                           : SS
COUNTY OF __________________               :


On this, the _____ day of _______________, 2005, before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared ______________________________, who acknowledged himself/herself to be the _______________________of _____________________, a corporation, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                    ________________________________________
                                    NOTARY PUBLIC

                                    My Commission Expires:



                   The address of the above named Grantee is:

                          _____________________________
                          _____________________________


                    ________________________________________
                            On behalf of the Grantee

                                   EXHIBIT "A"

                                Legal Description

                                   EXHIBIT "B"

Permitted Title Exceptions

                                   Exhibit G-2

             ACT OF CASH SALE              *        UNITED STATES OF AMERICA
                                           *
                    BY                     *        STATE OF
                                           *
             [Name of Seller]              *        PARISH/COUNTY OF
                                           *
                    TO                     *        and
                                           *
             [Name of Buyer]               *        STATE OF
                                           *
                                           *        PARISH/COUNTY OF
                                           *
* * * * * * * * * * * * * * * * ** * * *


     BE IT KNOWN, that on this ______ day of ______________, 2005, before me, a Notary Public, duly commissioned and qualified in and for the State of , Parish/County of _____________, and in the presence of the undersigned competent witnesses, personally came and appeared:

     [Name of Seller], a _______________ (the "Seller"), which is represented herein by _______________, its _______________, who has been duly authorized to act herein by virtue of the resolutions, a certified copy or extract of which is attached hereto as Exhibit "C";

     Mailing Address:  470 Chestnut Ridge Road
                       Woodcliff Lake, NJ 07677

     Taxpayer Identification No.: xx-xxx______


who, having been duly sworn, declared that it does hereby grant, bargain, sell, convey, transfer, assign, set over, abandon and deliver, with warranty of title with respect to claims by, through or under Seller but not otherwise but with substitution and subrogation in and to any and all rights and actions in warranty against all prior owners and vendors, unto:

     [Name of Buyer], a _______________ (the "Buyer"), represented herein by _______________, its _______________, who has been duly authorized to act herein ;

     Mailing Address:  7 Corporate Drive
                       Keene, New Hampshire 03431

     Taxpayer Identification No.: xx-xxx___________ here present accepting, and purchasing for itself and its successors and assigns, and acknowledging due delivery and possession thereof, all and singular the property described in Exhibit "A" attached hereto and made a part hereof (the "Property").

To have and to hold the Property unto Buyer, and Buyer's successors and assigns forever.

     This sale is made and accepted for and in consideration of the price and sum of ______________________________ ($____________), cash, which Buyer has well and truly paid, in ready and current money, to Seller, which hereby acknowledges the receipt thereof and grants full acquittal and discharge therefore.

     Seller does hereby assign to Buyer all of Seller's right, title and interest in and to all governmental approvals, permits and licenses pertaining to the Property and expropriation awards and other similar incorporeal rights and interests, if any, with respect to the Property.

     This conveyance is made and accepted subject to the restrictive covenants, servitudes, encumbrances and other matters of public record listed on Exhibit "B" hereto and made a part hereof (the "Permitted Exceptions").

     By acquiring the Property subject to the Permitted Exceptions, Buyer does not acknowledge the validity or enforceability of those matters for any purpose, including, but not limited to, interruption of prescription.

     The parties declared that all taxes up to and including taxes due and eligible in 2004 are paid in full. Taxes for the year 2005 are prorated between the parties based on the 2004 tax bill [unless the 2005 is then available]. Pursuant to La. R.S. ss. 9:2721(B), Buyer is responsible for all property taxes and assessments for and after the year 2005, and the address to which property tax and assessment notices are to be mailed is Buyer's address as set forth above.

     The parties waive the production of mortgage and conveyance certificates and tax researches and relieve and release the undersigned notaries public from any liability in connection therewith. The parties further acknowledge that the undersigned notaries public have not performed an examination of the title to the Property and express no opinion on the title to the Property.

     THUS DONE AND PASSED by Seller, in _______________, ____________, on the ______ day of _______________, 2005, in the presence of the undersigned competent witnesses, who hereunto sign their names with Seller and me, Notary, after due reading of the whole.

WITNESSES:                          SELLER:

                                    [Name of Seller]
_______________________________
Print Name:____________________

                                    By:________________________________
                                    Print Name:________________________
Print Name:____________________     Title:_____________________________



                          ____________________________
                                  Notary Public
                             My Commission Expires:

     THUS DONE AND PASSED by Buyer, in _______________, ____________, on the ______ day of _______________, 2005, in the presence of the undersigned competent witnesses, who hereunto sign their names with Buyer and me, Notary, after due reading of the whole.

WITNESSES:                         BUYER:

                                   [Name of Buyer]
______________________________
Print Name:___________________

                                   By:______________________________
                                   Print Name:______________________
Print Name:___________________     Title:___________________________



                            ________________________
                                  Notary Public
                             My Commission Expires:

                                   EXHIBIT "A"

                                Legal Description

                                   EXHIBIT "B"

                              Permitted Exceptions

                                   EXHIBIT "C"

          Certified Copy of Seller's Board Resolution Authorizing Sale

                                   Exhibit G-3
                              Form of Maryland Deed


     THIS DEED, Made this day of , 2005, by and between _________________________, Grantor, party of the first part and
_______________________, Grantee, party of the second part.

     WITNESSETH, That in consideration of the sum of ______________________________________, the actual consideration paid and other good and valuable considerations, the receipt of which is hereby acknowledged, the said party of the first part does grant and convey to the party of the second part, its successors and/or assigns, in fee simple, all that parcel of land situate in __________________, State of Maryland, and described as follows, that is to say:

     SEE LEGAL DESCRIPTION ATTACHED HERETO.

     BEING the same property described in a Deed dated __________________ and recorded among the Land Records of __________________ in Liber _____, folio _____, from __________________________to _________________________, the grantor herein.

     BY the execution of this Deed, the party of the first part hereby certifies under the penalties of perjury that the actual consideration paid or to be paid, including the amount of any mortgage or deed of trust outstanding, is as hereinbefore set forth.

     GRANTOR certifies that this conveyance is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the said corporate grantor.

     TOGETHER WITH the buildings thereupon, and the rights, alleys, ways, waters, privileges, appurtenances and advantages thereto belonging, or in anywise appertaining.

     AND the said party of the first part hereby covenants that it has not done or suffered to be done any act, matter or thing whatsoever, to encumber the property hereby conveyed; that it will warrant specially the property hereby granted; and that it will execute such further assurances of the same as may be requisite.

     TO HAVE AND TO HOLD the described parcel of land and premises to the said party of the second part, its successors and/or assigns, in fee simple.

     IN WITNESS WHEREOF, Grantor has executed this Deed under seal on the day and year herein first written.

WITNESS:


_______________________________             BY:______________________(SEAL)
                                            Name:
                                            Title:








             SEE SEPARATE PAGE FOR ACKNOWLEDGEMENT AND CERTIFICATION

STATE OF                 ,

CITY/COUNTY OF                 , to wit:

     I HEREBY CERTIFY, That on this day of , 2005, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared who acknowledged him/herself to be the of ________________________ a corporation, and that he/she as such , being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing in my presence, the name of the corporation by him/herself as such .

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                       ______________________________
                                              NOTARY PUBLIC

My Commission Expires:______________




THIS IS TO CERTIFY THAT THE WITHIN INSTRUMENT HAS BEEN PREPARED BY OR UNDER THE SUPERVISION OF THE UNDERSIGNED MARYLAND ATTORNEY.


                                          ______________________________



RETURN TO:

Commonwealth Land Title
Insurance Company
31 Light Street
Suite 500
Baltimore, Maryland  21202
File No.

                                    EXHIBIT A

                                    Exhibit H
                  Permits and Licenses [To be verified by A&P]

A.       Federal

US Dept of Agriculture - Meat/Poultry Handlers
US Dept of Agriculture - PACA License
US Dept of Agriculture - Plant Import Permit / Distribution License
US Drug Enforcement Agency - Chemical Control Registration
[US Environmental Protection Agency - Ammonia and Lead Acid Batteries] US Food & Drug Administration - Food Facility Registrations
US Dept of Transportation - ICC Authority
US Dept of Transportation - USDOT Number
US Dept of Treasury - Special Tax Stamp

Louisiana
LA Dept of Health - Permit to Operate Multiple Food Warehouse
LA Dept of Agriculture, Division of Measures  & Weights - Scales

Maryland
MD Dept of Agriculture - Egg Inspection
MD Dept of  Agriculture - Seedman's Permit
MD Dept of Environmental Resources - Certificate of Occupancy
MD Dept of Health - Food Processing Plant License & Shellstock Shipper MD Dept of Health - Milk Distribution License
Traders License
Wastewater Discharge Permit

New York
NY Dept of Agriculture - Food Warehouse License NYS Dept of Env Control - Registration for Solid Waste Management Suffolk County Dept of Health - Permit to Operate a Toxic or Haz Mat Storage Facility Town of Islip, Div of Code Enforcement - Storage of Haz-Mat/Flam Comp Gas-Propane
Town of Islip, Dept of Env Control, Permit to Operate Transfer Station/Recycling Center

Pennsylvania
Dunmore Board of Health - Certificate of Occupancy
Dunmore Board of Health - License to Operate a Public Eating/Drinking Place PA Department of Health, Drug & Device Registration - Distributor
(Non-Prescription) PA Department of Labor & Industry - Boiler or Pressure Vessel Operation PA Department of Revenue - Sales Tax License DE Division of Professional License - Pharmacy-Wholesale

                                    Exhibit J
                                 Lease Documents


Islip Facility Lease



     Lease between Central Islip - Grocery, LLC, as lessor and Waldbaum, Inc., as lessee, dated February 13, 2001.



Baltimore Facility Lease



     Lease between Baltimore-Grocery, LLC, as lessor, and the Great Atlantic & Pacific Tea Company, Inc., as lessee, dated February 13, 2001.



New Orleans Facility Lease


     1. Lease dated October 14, 1950, by and between Jones-Brown Realty Company, Inc. ("Jones-Brown"), as lessor, and The Great Atlantic & Pacific Tea Company, Inc. ("Sublandlord"), as lessee, a memorandum of which was recorded on December 8, 1950, in the Office of the Clerk and Ex-Officio Recorder of Jefferson Parish, Louisiana (the "Clerk's Office) in Conveyance Book 295, folio 661.

     2. Supplemental Lease between Jones-Brown, as lessor, and Sublandlord, as lessee, dated February 19, 1951, a memorandum of which was recorded on March 2, 1950 in the Clerk's Office in Conveyance Book 299, folio 295.

     3. Second Supplemental Lease between New York Life Insurance Company, as successor lessor, and Sublandlord, as lessee, dated November 20, 1957, which was recorded in the Clerk's Office in Conveyance Book 634, folio 851.

     4. Third Supplemental Lease between Boyle Trust and Investment Company, as successor lessor ("Boyle"), and Sublandlord, as lessee, dated January 16, 1967, which was recorded on January 20, 1967 in the Clerk's Office in Conveyance Book 651, folio 74.

     5. Fourth Lease Amendment and Extension Agreement between Boyle, as successor lessor, and Sublandlord, as lessee, dated September 22, 1986, which was recorded in the Clerk's Office on December 15, 1986 in Conveyance Book 1620, folio 284.

     6. Fifth Lease Amendment between Alton Ochsner Medical Foundation, as successor lessor ("Alton"), and Sublandlord, as lessee, dated December 6, 1995, a memorandum of which was recorded in the Clerk's Office on August 30, 1996 in Conveyance Book 2945, folio 729.

     7. Sixth Lease Amendment by and between Alton, as successor lessor, and Sublandlord, as lessee, dated November 13, 1998, a memorandum of which was recorded on December 1, 1998 in the Clerk's Office in Conveyance Book 2997, folio 64.

     8. Seventh Lease Amendment by and between Alton, as successor lessor, and Sublandlord, as lessee, dated May 8, 2000, a memorandum of which was recorded on May 15, 2000 in the Clerk's Office in Conveyance Book 3030, folio 360.

                                  Schedule 1.1

                                 Excluded Assets

Contracts not assigned to Purchaser.

                               Schedule 4.1(e)(vi)

                        Written Notice of Non-Compliance



UST issues as set forth on Schedule 4.1(o).

                              Schedule 4.1(e)(vii)

                            Written Notice of Repairs

                                 Schedule 4.1(h)

                                Necessary Repairs



New Orleans Roof

UST issues as set forth on 4.1(o)

Results from site visits to occur week of 6/20

Wall in Islip

Repairs pursuant to Section 8.19 of this Agreement.

                                 Schedule 4.1(j)

                                   Litigation



The Great Atlantic & Pacific Tea Company, Inc. v. Centimark
  Corporation (settled)



UST issues as set forth on 4.1(o)



See attached claims.

Created by WHSEOPEN SIGMA. ID: RSGGAP

BY--ITEM options currently in effect are: PTBY: BY WHSE NOPR NEWPAGE SET &B01 BY COV_MAJOR_T NOPR NEWPAGE SET &B02 BY I NLIT NOPR NEWPAGE SET &B03 BY ID_OCCUR_DATE NOPR SET &B04 BY WHSE NOPR NEWPAGE SET &B01 BY COV_MAJOR_T NOPR NEWPAGE SET &B02 BY INLIT NOPR NEWPAGE SET &B03 BY ID_OCCUR_DATE NOPR SET &B04 DEFINE items in effect:

DEFINE WHSE
AS A15
HEADING
EXPR= LOC_ORACLE DECODE('0008'='NEW ORLEANS',
'0016'='CENTRAL ISLIP','0020'='DUNMORE',
'0030'='BALTIMORE',ELSE='OTHER')

DEFINE INLIT
AS A15
HEADING
EXPR= IF LGL_FLAG = 'Y' THEN 'IN LITIGATION'
ELSE 'NOT LITIGATED'

DEFINE LOC1T
AS A15
HEADING
EXPR= LOC_LVL1 CATB '--' CAT LOC_LVL1_T


Report is per claimant.

Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

No report footing in effect at this time.

Display formats currently in effect are:
  ....Format for dollars is: AS 99,999,999PR
  .....Format for counts is: AS 999,999
  ...Format for percents is: AS 999.999
  .....Format for ratios is: AS 9999.9999

Report options currently in effect are:
  ...........Per claim/occurrence is: Per claim (CLAIMID, TOTVAL, et al)
  .....Base date of annual period is: \
  ..Annual period inception month is:  > No time item
  ...............Reporting period is: /
  ..........Annual inflation rate is: 00.00%
  ...............Inflated to date is: 06/08/2005
  ................Evaluation date is: 06/07/2005

Selection criteria currently in effect:
LOC_ORACLE AMONG('0008','0016','0020','0030')
STATUS = 'O'
DELETE_FLAG NE 'Y'

Report title currently in effect is:
THE GREAT ATLANTIC & PACIFIC TEA COMPANY fold OPEN LOSSES AS OF JUNE 7, 2

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                    BALTIMORE
                              WORKERS' COMPENSATION
                                  IN LITIGATION


                   Date                 Date
    Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
-------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
S861111081644001 06/17/93 06/24/93 O   10/31/01 127 22181--BALTIMORE       101,100        44,597          145,697
S8611DQX19001001 05/07/00 05/09/00 O   08/17/01 127 22181--BALTIMORE        11,830         7,737           19,567
S8611DQX27016001 01/17/02 02/28/02 O   11/24/04 624 22181--BALTIMORE        33,218         3,712           36,930



 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                                                                          PAGE 2
                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                    BALTIMORE
                              WORKERS' COMPENSATION
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S8611DQX29703001 09/23/02 09/24/02 O   10/31/03 127 22181--BALTIMORE        82,049        20,701          102,750
          S8611DQX30582001 11/19/02 11/19/02 O   08/31/04 127 22181--BALTIMORE        20,935        12,315           33,250
          S8611DQX30897001 12/14/02 12/16/02 O   N/A      127 22181--BALTIMORE        89,248         4,852           94,100
          S8611DQX32660001 04/24/03 05/02/03 O   01/08/05 127 22181--BALTIMORE        37,997        10,703           48,700
          S8611DQX32686001 05/05/03 05/05/03 O   03/09/04 127 22181--BALTIMORE        48,055         6,256           54,311
          S8611DQX33323001 06/26/03 06/27/03 O   N/A      127 22181--BALTIMORE        79,643        48,023          127,666
          S8611DQX33710001 08/04/03 08/04/03 O   08/31/04 127 22181--BALTIMORE        14,027         4,903           18,930
          S8611DQX35204001 12/21/03 12/24/03 O   02/20/04 127 22381--BALTIMORE         6,140        11,436           17,576
          S8611DQX35658001 01/29/04 02/20/04 O   07/30/04 127 22181--BALTIMORE         6,942        13,698           20,640
          S8611DQX35796001 03/04/04 03/08/04 O   11/10/04 127 22181--BALTIMORE         9,368         5,073           14,441
          S8611DQX36437001 05/26/04 05/27/04 O   N/A      127 22181--BALTIMORE         9,508         2,642           12,150
          S8611DQX36440001 05/27/04 05/28/04 O   10/29/04 127 22181--BALTIMORE         7,024        26,141           33,165
          S8611DQX36469001 05/28/04 06/02/04 O   12/10/04 127 22481--BALTIMORE           575        20,204           20,779
          S8611DQX36503001 06/03/04 06/04/04 O   07/29/04 127 22381--BALTIMORE         3,379         7,989           11,368
          S8611DQX37077001 09/08/04 09/15/04 O   N/A      127 22181--BALTIMORE        32,807        15,833           48,640
          S8611DQX37154001 09/28/04 09/29/04 O   01/28/05 127 22181--BALTIMORE         3,147         9,492           12,639
          S8611DQX37618001 01/04/05 01/05/05 O   N/A      127 22181--BALTIMORE         9,653        27,365           37,018
          S8611DQX37744001 01/31/05 01/31/05 O   N/A      127 22181--BALTIMORE           229        14,434           14,663
          S8611DQX37896001 02/27/05 02/28/05 O   N/A      127 22381--BALTIMORE         5,942        13,318           19,260
          S8611DQX37930001 03/03/05 03/04/05 O   N/A      127 22381--BALTIMORE           500         4,500            5,000
          S8611DQX38071001 03/29/05 03/30/05 O   N/A      127 22181--BALTIMORE         1,769        10,591           12,360
          S8611DQX38181001 04/02/05 04/06/05 O   N/A      127 22181--BALTIMORE         4,809        15,782           20,591
          S8611DQX38182001 04/06/05 04/06/05 O   N/A      127 22181--BALTIMORE         1,956           344            2,300
          S8611DQX38424001 04/28/05 04/28/05 O   N/A      127 22181--BALTIMORE           428         1,872            2,300
          S8611DQX38438001 04/30/05 04/30/05 O   N/A      127 22181--BALTIMORE           635         1,665            2,300
          S8611DQX38626001 05/05/05 06/01/05 O   N/A      127 22381--BALTIMORE             0         4,300            4,300
          S8611DQX38466001 05/06/05 05/06/05 O   N/A      127 22381--BALTIMORE            19        12,238           12,257
          S8611DQX38507001 05/06/05 05/10/05 O   N/A      127 22381--BALTIMORE            16         2,284            2,300
          S8611DQX38523001 05/11/05 05/13/05 O   N/A      127 22181--BALTIMORE            13         4,787            4,800
          S8611DQX38524001 05/11/05 05/13/05 O   N/A      127 22181--BALTIMORE            84         6,286            6,370
          S8611DQX38614001 05/14/05 05/31/05 O   N/A      127 22181--BALTIMORE             0         6,800            6,800
          S8611DQX38564001 05/20/05 05/23/05 O   N/A      127 22281--BALTIMORE             0         4,800            4,800
          S8611DQX38587001 05/22/05 05/25/05 O   N/A      127 22381--BALTIMORE             0         4,800            4,800
          S8611DQX38573001 05/24/05 05/24/05 O   N/A      126 22181--BALTIMORE             0         2,300            2,300




 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                  CENTRAL ISLIP
                                GENERAL LIABILITY
                                  IN LITIGATION


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S861177649159001 08/29/02 01/28/03 O   N/A      179 77281--MEAT WHSE         2,931        24,569           27,500






 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                  CENTRAL ISLIP
                                GENERAL LIABILITY
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S861177650675001 06/25/02 05/09/03 O   N/A      179 77281--MEAT WHSE         1,263        22,738           24,000
          S861177660047001 06/02/04 07/13/04 O   N/A      179 77181--WHSE/DIST         6,436        23,564           30,000
          S861177663494001 06/21/04 11/10/04 O   N/A      179 77181--WHSE/DIST           290         1,710            2,000




 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                  CENTRAL ISLIP
                              WORKERS' COMPENSATION
                                  IN LITIGATION


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S439494302357001 02/12/90 07/12/91 O   N/A      127 77181--WHSE/DIST        91,694         6,129           97,824
          S439494302303001 04/10/90 07/12/91 O   N/A      127 77181--WHSE/DIST        31,779        68,391          100,170
          S439494302360001 05/28/91 07/12/91 O   N/A      127 77181--WHSE/DIST        43,186         7,220           50,407





 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                  CENTRAL ISLIP
                              WORKERS' COMPENSATION
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S439494326748001 08/25/89 03/30/93 O   N/A      127 77181--WHSE/DIST         6,917         3,051            9,968
          S439494302397001 11/13/89 07/12/91 O   06/16/93 127 77181--WHSE/DIST         2,790        18,587           21,377
          S439494302349001 09/13/90 07/12/91 O   N/A      127 77181--WHSE/DIST        45,890        21,906           67,796
          S861194305552001 08/29/91 09/10/91 O   05/04/94 127 77181--WHSE/DIST        52,918        11,195           64,113
          S861194308923001 11/13/91 11/20/91 O   09/10/94 127 77181--WHSE/DIST        10,917         2,763           13,680
          S861194311074001 01/10/92 01/21/92 O   07/10/93 127 77181--WHSE/DIST        28,606        38,869           67,475
          S861194316650001 06/01/92 06/09/92 O   N/A      127 77181--WHSE/DIST       498,923        14,414          513,337
          S861194318887001 07/27/92 07/31/92 O   N/A      127 77181--WHSE/DIST       270,962        13,003          283,965
          S861194320071001 08/26/92 09/03/92 O   N/A      127 77181--WHSE/DIST        78,375        10,470           88,845
          S861194320978001 09/25/92 10/01/92 O   04/21/93 127 77181--WHSE/DIST         1,938        14,107           16,045
          S861194325099001 01/25/93 02/04/93 O   N/A      127 77181--WHSE/DIST       301,533        14,167          315,700
          S861194327827001 04/28/93 05/05/93 O   N/A      127 77181--WHSE/DIST       116,370        39,130          155,500
          S861194332614001 06/15/93 11/02/93 O   N/A      127 77181--WHSE/DIST        48,674         6,493           55,166
          S861194332578001 10/21/93 11/01/93 O   N/A      127 77181--WHSE/DIST       241,231        43,894          285,125
          S861194333007001 11/12/93 11/16/93 O   01/25/94 127 77181--WHSE/DIST           988        13,135           14,123
          S861177602071001 06/14/95 06/14/95 O   03/09/96 127 77181--WHSE/DIST       107,513         8,747          116,260
          S861177603543001 09/16/95 09/18/95 O   N/A      127 77181--WHSE/DIST       187,890        89,810          277,700
          S861177604152001 10/31/95 11/01/95 O   N/A      127 77181--WHSE/DIST       148,640        56,167          204,807
          S861177609457001 04/15/96 09/23/96 O   N/A      127 77181--WHSE/DIST       153,337        22,110          175,447
          S861177612419001 04/14/97 04/17/97 O   N/A      127 77181--WHSE/DIST       296,421        65,236          361,658
          S861177622868001 12/04/98 01/06/99 O   10/18/01 127 77181--WHSE/DIST        36,965         4,395           41,360
          S861177623228001 01/22/99 01/29/99 O   N/A      127 77181--WHSE/DIST       119,027        43,302          162,329
          S861177624648001 04/07/99 04/07/99 O   N/A      127 77181--WHSE/DIST       216,422        68,508          284,930
          S861177625578001 05/19/99 06/01/99 O   10/09/01 127 77181--WHSE/DIST       146,579        22,646          169,225
          S861177626924001 08/05/99 08/05/99 O   07/31/01 127 77181--WHSE/DIST       152,228        96,322          248,550
          S861177629595001 01/07/00 01/10/00 O   N/A      127 77181--WHSE/DIST       128,833        18,707          147,540
          S861177629951001 02/04/00 02/07/00 O   10/05/01 127 77181--WHSE/DIST        47,998         2,001           49,999
          S861177630764001 03/31/00 04/04/00 O   N/A      127 77181--WHSE/DIST        89,508        73,892          163,400
          S861177633965001 09/29/00 10/02/00 O   N/A      127 77181--WHSE/DIST       115,656        34,363          150,018
          S861177636182001 03/05/01 03/06/01 O   N/A      127 77181--WHSE/DIST        22,675        15,960           38,635
          S861177637647001 06/07/01 06/08/01 O   N/A      127 77181--WHSE/DIST        73,970         4,334           78,304
          S861177639081001 08/06/01 08/08/01 O   N/A      127 77181--WHSE/DIST        11,853         1,257           13,110
          S861177640249001 10/04/01 10/05/01 O   11/30/01 126 77181--WHSE/DIST           665            65              730
          S861177640335001 10/10/01 10/10/01 O   N/A      127 77181--WHSE/DIST        42,180         9,762           51,942
          S861177641658001 01/02/02 01/07/02 O   N/A      127 77181--WHSE/DIST        54,922         9,690           64,612
          S861177642056001 01/29/02 01/31/02 O   N/A      127 77181--WHSE/DIST         7,412         7,663           15,075
          S861177643221001 04/08/02 04/09/02 O   N/A      127 77181--WHSE/DIST        36,750         4,241           40,991
          S861177643703001 05/06/02 05/06/02 O   N/A      127 77181--WHSE/DIST         8,541         2,935           11,476
          S861177645229001 07/16/02 07/16/02 O   N/A      127 77181--WHSE/DIST        25,170         3,990           29,160
          S861177646406001 08/29/02 08/30/02 O   N/A      127 77281--MEAT WHSE        95,660        12,783          108,443
          S861177648148001 11/25/02 11/26/02 O   N/A      127 77181--WHSE/DIST       163,060        31,581          194,641
          S861177648149001 11/26/02 11/26/02 O   N/A      127 77181--WHSE/DIST        51,336         1,454           52,790


 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                  CENTRAL ISLIP
                              WORKERS' COMPENSATION
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S861177649852001 12/31/02 03/13/03 O   N/A      127 77181--WHSE/DIST         2,252           398            2,650
          S861177650825001 01/30/03 05/19/03 O   N/A      127 77181--WHSE/DIST         3,498        17,579           21,077
          S861177650111001 03/31/03 04/01/03 O   N/A      127 77181--WHSE/DIST        30,334         8,716           39,050
          S861177650114001 04/01/03 04/01/03 O   N/A      127 77181--WHSE/DIST        12,989        10,032           23,021
          S861177650405001 04/18/03 04/21/03 O   N/A      127 77181--WHSE/DIST        13,840         4,111           17,951
          S861177650558001 04/30/03 04/30/03 O   N/A      127 77181--WHSE/DIST           577         1,563            2,140
          S861177650599001 05/02/03 05/02/03 O   N/A      127 77181--WHSE/DIST        21,923           952           22,875
          S861177650704001 05/08/03 05/12/03 O   N/A      127 77181--WHSE/DIST        22,074         6,576           28,650
          S861177651550001 06/25/03 06/30/03 O   N/A      127 77181--WHSE/DIST         6,710         3,223            9,933
          S861177653034001 06/25/03 09/02/03 O   N/A      127 77181--WHSE/DIST         2,619           331            2,950
          S861177654174001 07/04/03 10/27/03 O   N/A      127 77181--WHSE/DIST         9,272         3,228           12,500
          S861177651955001 07/15/03 07/17/03 O   N/A      127 77181--WHSE/DIST         6,471        12,029           18,500
          S861177652117001 07/21/03 07/22/03 O   N/A      127 77181--WHSE/DIST         5,915         1,047            6,962
          S861177653032001 09/02/03 09/02/03 O   N/A      127 77181--WHSE/DIST         1,503         1,087            2,590
          S861177653076001 09/02/03 09/03/03 O   N/A      126 77181--WHSE/DIST           482           618            1,100
          S861177653496001 09/18/03 09/19/03 O   N/A      127 77181--WHSE/DIST         4,286           431            4,717
          S861177653570001 09/19/03 09/23/03 O   N/A      127 77181--WHSE/DIST        22,919        13,820           36,739
          S861177653608001 09/23/03 09/24/03 O   N/A      127 77181--WHSE/DIST        21,522         6,458           27,980
          S861177654044001 10/20/03 10/20/03 O   N/A      126 77181--WHSE/DIST             0           600              600
          S861177654278001 10/27/03 11/03/03 O   12/17/03 127 77181--WHSE/DIST         8,897         2,381           11,278
          S861177655151001 12/08/03 12/08/03 O   N/A      126 77181--WHSE/DIST         3,246         4,304            7,550
          S861177655265001 12/15/03 12/15/03 O   N/A      127 77181--WHSE/DIST         6,058         1,109            7,167
          S861177655847001 01/14/04 01/14/04 O   N/A      127 77181--WHSE/DIST         9,248         1,632           10,880
          S861177655848001 01/14/04 01/14/04 O   N/A      127 77181--WHSE/DIST        30,746         3,857           34,603
          S861177656141001 01/26/04 01/26/04 O   N/A      127 77181--WHSE/DIST         5,194         1,006            6,200
          S861177656372001 02/05/04 02/06/04 O   N/A      127 77181--WHSE/DIST        25,552        11,987           37,539
          S861177656799001 03/01/04 03/01/04 O   N/A      127 77181--WHSE/DIST        22,867         5,562           28,429
          S861177657414001 03/31/04 04/01/04 O   N/A      126 77181--WHSE/DIST           629         1,221            1,850
          S861177658299001 04/15/04 05/11/04 O   N/A      127 77181--WHSE/DIST         4,607           543            5,150
          S861177657888001 04/16/04 04/23/04 O   N/A      127 77181--WHSE/DIST         5,017         3,813            8,830
          S861177658373001 05/14/04 05/14/04 O   N/A      126 77281--MEAT WHSE         1,276         1,374            2,650
          S861177659502001 06/15/04 06/25/04 O   N/A      127 77281--MEAT WHSE         8,991         3,344           12,335
          S861177659392001 06/21/04 06/22/04 O   N/A      127 77281--MEAT WHSE         1,000         1,523            2,523
          S861177659559001 06/24/04 06/28/04 O   N/A      127 77281--MEAT WHSE         2,469           317            2,786
          S861177659563001 06/26/04 06/28/04 O   N/A      126 77281--MEAT WHSE         1,056           119            1,175
          S861177659660001 06/26/04 06/30/04 O   N/A      126 77281--MEAT WHSE             0           500              500
          S861177659556001 06/27/04 06/28/04 O   N/A      127 77281--MEAT WHSE         8,120           783            8,903
          S861177659557001 06/28/04 06/28/04 O   N/A      126 77281--MEAT WHSE             0           500              500
          S861177659558001 06/28/04 06/28/04 O   N/A      126 77281--MEAT WHSE             0           500              500
          S861177659659001 06/30/04 06/30/04 O   N/A      127 77281--MEAT WHSE         7,556           894            8,450
          S861177659711001 07/02/04 07/02/04 O   N/A      126 77281--MEAT WHSE             0             0                0
          S861177659872001 07/05/04 07/07/04 O   N/A      127 77281--MEAT WHSE         6,881         7,669           14,550



 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                  CENTRAL ISLIP
                              WORKERS' COMPENSATION
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S861177660653001 07/30/04 07/30/04 O   N/A      127 77281--MEAT WHSE         6,800           528            7,328
          S861177661506001 08/27/04 08/27/04 O   N/A      127 77281--MEAT WHSE           353           147              500
          S861177661849001 09/06/04 09/07/04 O   N/A      127 77281--MEAT WHSE         9,378         7,797           17,175
          S861177661848001 09/07/04 09/07/04 O   N/A      127 77281--MEAT WHSE         5,927         4,582           10,509
          S861177662127001 09/15/04 09/16/04 O   N/A      126 77181--WHSE/DIST             0             0                0
          S861177662945001 10/15/04 10/15/04 O   N/A      127 77181--WHSE/DIST         3,329         3,491            6,820
          S861177665656001 11/09/04 02/03/05 O   N/A      127 77181--WHSE/DIST         6,484         2,357            8,841
          S861177663816001 11/18/04 11/24/04 O   N/A      127 77181--WHSE/DIST         1,097           287            1,384
          S861177663733001 11/22/04 11/22/04 O   N/A      127 77181--WHSE/DIST         4,129         3,421            7,550
          S861177664046001 12/02/04 12/02/04 O   N/A      127 77181--WHSE/DIST         5,514         2,281            7,795
          S861177664120001 12/03/04 12/06/04 O   N/A      126 77181--WHSE/DIST         1,135         1,765            2,900
          S861177664121001 12/05/04 12/06/04 O   N/A      127 77181--WHSE/DIST         1,902         3,398            5,300
          S861177664154001 12/08/04 12/08/04 O   N/A      127 77181--WHSE/DIST         2,167         1,633            3,800
          S861177664473001 12/16/04 12/16/04 O   N/A      127 77181--WHSE/DIST           629           401            1,030
          S861177664528001 12/18/04 12/20/04 O   N/A      127 77181--WHSE/DIST             0         1,550            1,550
          S861177664646001 12/22/04 12/23/04 O   N/A      126 77181--WHSE/DIST         1,725         1,675            3,400
          S861177664800001 12/22/04 12/28/04 O   N/A      127 77181--WHSE/DIST         6,952         1,190            8,142
          S861177664799001 12/28/04 12/28/04 O   N/A      130 77181--WHSE/DIST             0           500              500
          S861177665141001 01/10/05 01/12/05 O   N/A      126 77181--WHSE/DIST           348         1,982            2,330
          S861177665142001 01/10/05 01/12/05 O   N/A      126 77181--WHSE/DIST           444           756            1,200
          S861177665361001 01/16/05 01/20/05 O   N/A      127 77181--WHSE/DIST         3,137         3,120            6,257
          S861177665276001 01/17/05 01/17/05 O   N/A      130 77181--WHSE/DIST             0           250              250
          S861177665447001 01/24/05 01/24/05 O   N/A      130 77181--WHSE/DIST             0           250              250
          S861177665488001 01/25/05 01/26/05 O   N/A      127 77181--WHSE/DIST        10,849         1,068           11,917
          S861177665655001 01/25/05 02/03/05 O   N/A      127 77181--WHSE/DIST           334           483              817
          S861177665735001 02/05/05 02/07/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177665800001 02/09/05 02/09/05 O   N/A      127 77181--WHSE/DIST         5,985         3,799            9,784
          S861177665801001 02/09/05 02/09/05 O   N/A      126 77181--WHSE/DIST             0           980              980
          S861177665873001 02/14/05 02/14/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177665981001 02/20/05 02/21/05 O   N/A      127 77181--WHSE/DIST         2,095         4,045            6,140
          S861177665982001 02/21/05 02/21/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177666507001 03/17/05 03/17/05 O   N/A      127 77181--WHSE/DIST         1,535         1,082            2,617
          S861177667566001 03/21/05 05/06/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177667262001 04/04/05 04/25/05 O   N/A      127 77181--WHSE/DIST         1,044         1,766            2,810
          S859377666877001 04/07/05 04/07/05 O   N/A      127 77181--WHSE/DIST         2,873         2,612            5,485
          S861177666983001 04/11/05 04/12/05 O   N/A      130 77181--WHSE/DIST             0           500              500
          S861177667037001 04/15/05 04/15/05 O   N/A      127 77181--WHSE/DIST             0           500              500
          S861177667111001 04/18/05 04/18/05 O   N/A      127 77181--WHSE/DIST         2,138         6,412            8,550
          S861177667231001 04/22/05 04/22/05 O   N/A      126 77181--WHSE/DIST           472           628            1,100
          S861177667232001 04/22/05 04/22/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177667320001 04/23/05 04/27/05 O   N/A      126 77181--WHSE/DIST            11           489              500
          S861177667460001 05/02/05 05/03/05 O   N/A      126 77181--WHSE/DIST             0           500              500


 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                  CENTRAL ISLIP
                              WORKERS' COMPENSATION
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S861177667461001 05/02/05 05/03/05 O   N/A      126 77181--WHSE/DIST            84           416              500
          S861177667780001 05/16/05 05/16/05 O   N/A      127 77181--WHSE/DIST             0           500              500
          S861177667994001 05/19/05 05/25/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177667902001 05/21/05 05/23/05 O   N/A      127 77181--WHSE/DIST             0           500              500
          S861177667992001 05/21/05 05/25/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177667901001 05/23/05 05/23/05 O   N/A      127 77181--WHSE/DIST             0         5,389            5,389
          S861177667903001 05/23/05 05/23/05 O   N/A      130 77181--WHSE/DIST             0           500              500
          S861177667990001 05/23/05 05/25/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177668054001 05/27/05 05/27/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177668104001 05/31/05 05/31/05 O   N/A      126 77181--WHSE/DIST             0           500              500
          S861177668162001 06/02/05 06/02/05 O   N/A      126 77181--WHSE/DIST             0           500              500





 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                     DUNMORE
                                 AUTO LIABILITY
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S859321182371001 12/14/00 01/04/01 O   05/11/01 112 20150--DUNMORE,              0         1,250            1,250
          S859377664514001 12/10/04 12/20/04 O   N/A      112 20150--DUNMORE,              0         2,000            2,000





 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                     DUNMORE
                              WORKERS' COMPENSATION
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S316221137661001 05/07/82 05/11/82 O   12/30/94 127 20150--DUNMORE,        254,368        28,818          283,185
          S861121186457001 07/31/02 08/02/02 O   N/A      127 20150--DUNMORE,          3,376         7,624           11,000
          S861121187451001 01/27/03 01/28/03 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121188034001 04/22/03 05/07/03 O   N/A      127 20150--DUNMORE,         19,472         4,901           24,373
          S861121189290001 06/10/03 01/09/04 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121188701001 08/14/03 09/13/03 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121188703001 09/09/03 09/13/03 O   N/A      126 20150--DUNMORE,             18         1,132            1,150
          S861121188932001 10/21/03 10/27/03 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121189494001 02/03/04 02/09/04 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121189566001 02/10/04 02/18/04 O   N/A      127 20150--DUNMORE,          8,119         2,881           11,000
          S861121189567001 02/16/04 02/18/04 O   N/A      130 20150--DUNMORE,              0             1                1
          S861121189965001 04/28/04 05/05/04 O   N/A      126 20150--DUNMORE,              0         1,150            1,150
          S861121189966001 04/30/04 05/05/04 O   N/A      126 20150--DUNMORE,              6         1,644            1,650
          S861121189994001 05/11/04 05/17/04 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK20243001 05/24/04 05/26/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121190242001 07/14/04 07/19/04 O   N/A      127 20150--DUNMORE,          6,933         7,367           14,300
          S861121190390001 08/25/04 08/27/04 O   N/A      127 20150--DUNMORE,          3,064         1,236            4,300
          S861121190459001 09/01/04 09/14/04 O   N/A      127 20150--DUNMORE,          6,254        10,046           16,300
          S861121190468001 09/13/04 09/16/04 O   N/A      127 20150--DUNMORE,              0         1,650            1,650
          S861121190600001 10/04/04 10/06/04 O   N/A      126 20150--DUNMORE,              0         1,150            1,150
          S861121190728001 10/07/04 11/24/04 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121190644001 10/18/04 10/22/04 O   N/A      127 20150--DUNMORE,          6,026         7,039           13,065
          S861121190706001 11/08/04 11/16/04 O   N/A      126 20150--DUNMORE,              0         1,150            1,150
          S861121190710001 11/12/04 11/16/04 O   N/A      126 20150--DUNMORE,            750         1,650            2,400
          S861121190707001 11/15/04 11/16/04 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121190729001 11/22/04 11/24/04 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121190789001 12/01/04 12/03/04 O   N/A      126 20150--DUNMORE,              0         6,000            6,000
          S861121190790001 12/01/04 12/03/04 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121190835001 12/14/04 12/16/04 O   N/A      126 20150--DUNMORE,             14         4,386            4,400
          S861121190836001 12/16/04 12/16/04 O   N/A      126 20150--DUNMORE,              0         1,150            1,150
          S861121190837001 12/16/04 12/16/04 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S861121190907001 12/27/04 01/07/05 O   N/A      126 20150--DUNMORE,            353           147              500
          S8611ECK18215001 02/03/05 02/22/05 O   N/A      127 20150--DUNMORE,          4,191         5,559            9,750
          S8611ECK18393001 02/28/05 03/02/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK18556001 03/07/05 03/09/05 O   N/A      126 20150--DUNMORE,            708         8,442            9,150
          S8611ECK18630001 03/10/05 03/11/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK19315001 04/15/05 04/15/05 O   N/A      127 20150--DUNMORE,          1,289         7,374            8,663
          S8611ECK19502001 04/20/05 04/25/05 O   N/A      126 20150--DUNMORE,             69         2,802            2,871
          S8611ECK19517001 04/25/05 04/25/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK19686001 04/28/05 05/02/05 O   N/A      126 20150--DUNMORE,             27         1,623            1,650
          S8611ECK19688001 04/29/05 05/02/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK19887001 04/29/05 05/12/05 O   N/A      127 20150--DUNMORE,            305           595              900


 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                     DUNMORE
                              WORKERS' COMPENSATION
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S8611ECK19702001 05/02/05 05/03/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK19758001 05/04/05 05/05/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK19764001 05/04/05 05/05/05 O   N/A      126 20150--DUNMORE,              0           650              650
          S8611ECK19757001 05/05/05 05/05/05 O   N/A      126 20150--DUNMORE,             23         1,627            1,650
          S8611ECK19871001 05/09/05 05/11/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK20404001 05/11/05 06/02/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK19923001 05/12/05 05/13/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK20051001 05/16/05 05/18/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK20053001 05/17/05 05/18/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK20083001 05/19/05 05/19/05 O   N/A      126 20150--DUNMORE,              0         3,550            3,550
          S8611ECK20105001 05/19/05 05/20/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK20440001 05/23/05 06/03/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK20244001 05/24/05 05/26/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650
          S8611ECK20405001 06/01/05 06/02/05 O   N/A      126 20150--DUNMORE,              0         1,650            1,650



 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                   NEW ORLEANS
                                 AUTO LIABILITY
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S8593ETL01405001 08/27/04 08/27/04 O   N/A      112 47871--HARAHAN,          2,402           348            2,750
          S8593ETL01943001 10/16/04 10/18/04 O   N/A      112 47871--HARAHAN,            201         2,549            2,750
          S8593ETL02146001 11/05/04 11/05/04 O   N/A      111 47871--HARAHAN,              0         2,550            2,550
          S8593ETL02146002 11/05/04 11/05/04 O   N/A      112 47871--HARAHAN,         12,035           339           12,373
          S8593ETL02146003 11/05/04 11/05/04 O   N/A      112 47871--HARAHAN,              0             0                0



 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005

                                   NEW ORLEANS
                              WORKERS' COMPENSATION
                                  NOT LITIGATED


                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------
          S861151384027001 11/07/00 11/08/00 O   N/A      127 47181--NEW ORLEA       130,721        26,079          156,800
          S861151390465001 04/29/02 04/30/02 O   N/A      127 47871--HARAHAN,         47,666         6,997           54,662
          S861151392073001 09/17/02 09/19/02 O   N/A      127 47871--HARAHAN,         86,079        12,520           98,599
          S861151398547001 01/30/04 02/02/04 O   N/A      126 47871--HARAHAN,            346           204              550
          S8611ETL02200001 11/03/04 11/09/04 O   N/A      126 47923--NEW ORLEA         8,848         6,152           15,000
          S8593ETL03589001 04/09/05 04/11/05 O   N/A      127 47871--HARAHAN,          5,277        12,935           18,212



 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY
                         OPEN LOSSES AS OF JUNE 7, 2005






                             Date                 Date
              Claim         Claim   Adjuster     Claim                         Total Claim    Total Claim    Total Claim
          Identification   Occurred Notified O/F Closed   Cov Location        Paid to Date $ Outstanding $ Total Incurred $
          -------------------------------- ---------------- ---------------- ------ ---------------- ------ ---------------





          *GRAND TOTAL
                                                                                  6,095,272     2,016,781        8,112,053



          REPORT IS LIMITED TO CLAIMS WHERE:  LOC_ORACLE AMONG('0008','0016','0020','0030') STATUS = 'O' DELETE_FLAG NE 'Y'





 Generated 06/08/2005 on data valued as of 06/07/2005 using SIGMA version 04.20.

                           Created by WHSEOPEN SIGMA.

                              Schedule 4.1(p)(i)(B)

         Employment Agreements, Severance Agreements and Severance Plans

                       With Respect to Affected Employees



Employment Agreements:

None



Severance Agreements:

None



Severance Plans:

None except The Great Atlantic & Pacific Tea Company, Inc. Severance Policy Fiscal Year 2005

                              Schedule 4.1(p)(iii)

              Contributions Made to Each Multiemployer Pension Plan

                        For the Most Recent 5 Plan Years



Teamsters Local 707 Pension Fund:

         2004 -  $1,114,027.
         2003 -   1,100,120.
         2002 -     934,845.
         2001 -     802,902.
         2000 -   1,014,088.

Central Pennsylvania Teamsters Pension Fund:

         2004 -   $423,940.
         2003 -    448,888.
         2002 -    411,161.
         2001 -    414,405.
         2000 -    411,201.

Operating Engineers Locals 30 and 30A Pension Fund:

         2004 -   $30,872.
         2003 -    41,653.
         2002 -    39,544.
         2001 -    47,467.
         2000 -    51,829.

                                  Schedule 8.8
                                Conveyance Taxes





Maryland:         State Transfer Tax (.5%)
                  County Transfer Tax (1.5%)
                  Recordation Tax ($5.00/$1000 rounded)

Pennsylvania:     2% of Purchase Price

Louisiana:  N/A

New York: N/A

                                  Schedule 8.17

                                   IT Services



Infrastructure Support Services

*        Telecom Services
*        Network Services
*        Desktop Support Services
*        RF Support Services
*        All after hours on-call support services as provided today

Application Support Services

*        Tricepts Warehouse System Support
*        Chain Stores Warehouse System Support
*        SMS Stock Locator System
*        SMS Tote Sorting System
*        Physical Inventory System
*        Perishable Warehouse Inventory System
*        Payroll Support Services
*        Kronos T&A Support services
*        Manugistics Routing System
*        Manugistics Network Transport System
*        Slot Info - Warehouse Slotting System
*        Reclamation System
*        All after hours on-call support services as provided today

                                Schedule 12.1(g)

                    Assumed Collective Bargaining Agreements



Baltimore

IBT Local 570          Warehousemen (EDP #6000)                    Exp. 04/02/06
IBT Local 27           Meat (EDP #2307)                            Exp. 05/14/05
IBT Local 355          Warehouse Maintenance (EDP #2309)           Exp. 08/20/05

Dunmore (Supermarket Service Corp.)

IBT Local 229          Warehousemen and Drivers                    Exp. 03/27/06

Islip

IBT Local 707          Warehousemen (Waldbaum's) EDP #8010         Exp. 12/18/04
                       Memorandum of Agreement Extending CBA       Exp. 03/11/05
IBT Local 707          Clerks (Waldbaum's) EDP #8009               Exp. 05/07/05
OP Eng Local 30, 30A   Maintenance (Waldbaum's) EDP #8005          Exp. 08/20/05
                       (in negotiations)
New Orleans

IBT Local 270          Drivers and Warehousemen (EDP #1012)        Exp. 10/09/04
IBT Local 270          Maintenance                                 Exp. 10/09/04
IBT Local 270          Agreement Extension                         Exp. 10/08/06
IBT Local 270          Side Letter to Agreement